As filed with the Securities and Exchange Commission on April 29, 2005
                    Registration No. 333-71956 and 811-10557



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. __ [ ]


Post-Effective Amendment No. 7 [X]


         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT 0F 1940 [ ]


Amendment No. 6 [X]




             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-6 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  1150 SOUTH OLIVE STREET LOS ANGELES, CA 90015
                    (Address of Depositor's Executive Office)

        Depositor's Telephone Number, including Area Code: (213) 742-3065


Name and Address of Agent for Service:                        Copies to:
--------------------------------------                    ----------
David M. Goldstein, Esq.                        Frederick R. Bellamy, Esq.
Senior Vice President and                       Sutherland, Asbill & Brennan LLP
General Counsel                                 1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life Insurance Company  Washington, D.C.  20004
1150 South Olive Street
Los Angeles, CA 90015


Title of securities being registered: Flexible Premium Variable Life Insurance Policy

It is proposed that this filing will become effective:


_____immediately upon filing pursuant to paragraph (b)
 _X___ On May 1, 2005 pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(1)
_____On ______ pursuant to paragraph (a)(1)
_____On (date) pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS                                                         May 1, 2005




                             TRANSACCUMULATORSM VUL



           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com



            Offering 46 Sub-Accounts Under Separate Account VUL-6 of
                Transamerica Occidental Life Insurance Company,
                         in Addition to a Fixed Account

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolios before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the states' securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Portfolios Associated with Sub-Accounts
AEGON/Transamerica Asset Allocation - Conservative Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio Initial Class AEGON/Transamerica Asset Allocation Moderate Portfolio - Initial Class AEGON/Transamerica Capital Guardian Global - Initial Class
AEGON/Transamerica Capital Guardian Value -Initial Class
AEGON/Transamerica Clarion Real Estate Securities - Initial Class AEGON/Transamerica Federated Growth & Income - Initial Class
AEGON/Transamerica Great Companies TechnologySM - Initial Class AEGON/Transamerica JP Morgan Mid Cap Value - Initial Class
AEGON/Transamerica Marsico Growth - Initial Class
AEGON/Transamerica Mercury Large Cap Value - Initial Class
AEGON/Transamerica PIMCO Total Return -Initial Class
AEGON/Transamerica Templeton Great Companies Global - Initial Class AEGON/Transamerica Third Avenue Value - Initial Class
AEGON/Transamerica Transamerica Convertible Securities - Initial Class AEGON/Transamerica Transamerica Equity - Initial Class
AEGON/Transamerica Transamerica Growth Opportunities - Initial Class AEGON/Transamerica Transamerica Money Market - Initial Class
AEGON/Transamerica Transamerica U.S. Government Securities -
    Initial Class AEGON/Transamerica Van Kampen Emerging Growth - Initial Class Alger American Income & Growth - Class O
AllianceBernstein VP Growth and Income Portfolio- Class B
AllianceBernstein VP Large Cap Growth Portfolio - Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Index 500 Portfolio - Service Class 2
Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Midcap Growth Securities Fund - Class 2
Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth - Service Shares
MFS(R) Emerging Growth Series - Initial Class
MFS(R) Investors Trust Series - Initial Class
MFS(R) Research Series - Initial Class
PIMCO VIT Real Return - Admin Class
PIMCO VIT StocksPLUS Growth & Income - Admin Class
Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap Portfolio
Van Kampen UIF Core Plus Fixed Income - Class 1
Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum -  Class 1


                                TABLE OF CONTENTS


RISK/BENEFIT SUMMARY...................................................................................... 6
         Benefits......................................................................................... 6
         Risks............................................................................................ 9
         Portfolio Company Risk........................................................................... 10
TABLES OF FEES AND EXPENSES...............................................................................11
         Transaction Fees.................................................................................11
         Periodic Charges Other than Portfolio Company Operating Expenses.................................14
         Portfolio Expenses...............................................................................21
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND

THE PORTFOLIOS............................................................................................26
         Transamerica Occidental Life Insurance Company...................................................26
         Insurance Marketplace Standards Association......................................................26
         The Fixed Account................................................................................26
         The Separate Account.............................................................................26
         The Portfolios...................................................................................27
         Revenue We Share.................................................................................27
         Addition, Deletion or Substitution of Portfolios.................................................29
         Portfolios Not Publicly Available................................................................29
         Selection of Underlying Portfolios...............................................................30

VOTING RIGHTS.............................................................................................34
THE POLICY................................................................................................35
         Owner............................................................................................35
         Beneficiary......................................................................................35
         Modifying the Policy.............................................................................36
         Application for a Policy.........................................................................36
         Minimum Initial Face Amount......................................................................38
         Life Insurance Qualification.....................................................................38
         Conversions of Term Life Insurance Policies......................................................39
         Guaranteed Exchange Option.......................................................................40
         Supplemental Adjustable Life Insurance Rider.....................................................40
         Effective Date of Coverage.......................................................................41
         Policy Date......................................................................................41
         Backdating a Policy..............................................................................41
         Reallocation Date................................................................................42
         Free Look Period.................................................................................42
         Transfers........................................................................................42
         Disruptive Trading and Market Timing.............................................................43
         Dollar Cost Averaging or DCA.....................................................................45
         Automatic Account Rebalancing or AAR.............................................................47
         Telephone Access Privilege.......................................................................48
DEATH BENEFIT.............................................................................................48
         Proof of Death...................................................................................48
         Death Benefit Options............................................................................49
         Transfers After Insured's Death..................................................................50
         Settlement Provisions............................................................................50
         Option to Change the Face Amount.................................................................50
PREMIUMS 52
         No-Lapse Guarantee...............................................................................52
         Cumulative Premium Requirement...................................................................52
         Premium Limitations..............................................................................53
         Continuation of Insurance........................................................................54
ALLOCATION OF PREMIUMS....................................................................................54
         Allocation of Net Premiums.......................................................................54
         Initial Premium..................................................................................55
         Subsequent Premiums..............................................................................55
         Crediting of Net Premiums Before Reallocation Date...............................................55
UNITS AND UNIT VALUES.....................................................................................55
         Valuation of Units...............................................................................55
         Unit Values......................................................................................56
ACCUMULATION VALUE........................................................................................56
         Determination of Accumulation Value..............................................................56
         Sub-Accounts.....................................................................................56
         Fixed Account....................................................................................56
         Loan Account.....................................................................................56
         Partial Surrenders...............................................................................56
         Surrender Penalty Free Withdrawals...............................................................58
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................58
POLICY LOANS..............................................................................................59
         Carryover Loans..................................................................................60
         Loan Repayment...................................................................................61
         Effect of Policy Loans...........................................................................62
LAPSE & REINSTATEMENT.....................................................................................62
         Grace Period.....................................................................................62
         Reinstatement....................................................................................63
OTHER BENEFITS............................................................................................64
         Accident Indemnity Rider.........................................................................64
         Extended No-Lapse Guarantee Rider................................................................64
         Guaranteed Insurability Rider....................................................................64
         Insurance on Children Rider......................................................................65
         Supplemental Adjustable Life Insurance Rider.....................................................65
         Waiver Provision Rider...........................................................................65
         Accelerated Death Benefit Option Endorsement.....................................................65
         Extra Surrender Penalty Free Withdrawal Endorsement..............................................65
         Full Policy Surrender Penalty Waiver Endorsement.................................................66
         Option for Additional Insurance Endorsement......................................................66
         Surrender Penalty Deferral Endorsement...........................................................67
CHARGES AND DEDUCTIONS....................................................................................66
         Administrative Charge............................................................................67
         Surrender Penalty................................................................................68
         Premium Allocation Change Charge.................................................................69
         Monthly Deductions Allocation Election Change Charge.............................................69
         Transfer Fee.....................................................................................69
         Additional Illustrations Charge..................................................................69
         Accelerated Death Benefit Rider Charge...........................................................69
         Reinstatement Interest Charge....................................................................69
         Monthly Deduction................................................................................70
         Net Loan Interest Charge.........................................................................74
         Portfolio Expenses...............................................................................75
         Possible Tax Charge..............................................................................75
FEDERAL TAX CONSIDERATIONS................................................................................75
         Transamerica Occidental Life Insurance Company and The Separate Account..........................75
         Taxation of the Policies.........................................................................75
         Withholding......................................................................................76
         Policy Loans.....................................................................................76
         Interest Disallowance............................................................................76
         Modified Endowment Contracts.....................................................................76
         Distributions Under Modified Endowment Contracts.................................................76
         Special Rules for Pension Plans..................................................................77
         Split Dollar Arrangement.........................................................................77

DISTRIBUTION..............................................................................................78
         Distribution and Principal Underwriting Agreement................................................78
         Compensation to Broker-Dealer Selling the Policies...............................................78
         Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms...............79
         Additional Compensation Paid to Selected Selling Firms...........................................80

LEGAL PROCEEDINGS.........................................................................................81
FURTHER INFORMATION.......................................................................................81
         Statement of Additional Information (SAI)........................................................81
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................82
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B - DEATH BENEFIT FACTORS........................................................................B-1
APPENDIX C- SURRENDER PENALTY.............................................................................C-1
ADDITIONAL INFORMATION   ...........................................................................Back Page

         Statement of Additional Information........................................................Back Page
         Personalized Illustrations of Policy Benefits..............................................Back Page
         Contact Us.................................................................................Back Page
         Contact the SEC............................................................................Back Page
         Contact the NASD...........................................................................Back Page



                     RISK/BENEFIT SUMMARY



TransAccumulator VUL is an individual flexible premium variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. It provides life insurance protection on the insured.

We offer two different flexible premium variable universal life insurance policies for single life coverage. The TransAccumulator VUL policy is designed to provide a death benefit based on competitively priced premiums and, if adequately funded, to provide potential net cash value for supplemental income for the policy owner through policy loans or partial withdrawals. However, if long-term death benefit protection at a potentially lower premium cost is your primary objective in purchasing the policy, you may wish to also consider our TransUltra (R) VUL policy.

We offer TransAccumulator VUL to proposed insureds between the ages of 0 and 80, subject to our underwriting approval. The minimum face amount of insurance we issue is $25,000.

The following is a summary of the chief benefits and risks of purchasing a TransAccumulator VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.

                                    BENEFITS

DEATH BENEFIT

If the insured dies while the policy is in force, we will pay a death benefit to the beneficiary designated by you. Before paying the beneficiary, we will reduce the death benefit by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.



Death Benefit Options

There are three death benefit options available. You must choose one option. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty.

The death benefit differs under each option:
o Option 1 (Level) death benefit is the face amount of the policy on the date of the insured's death; o Option 2 (Plus) death benefit is the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death; and
o Option 3 (Plus Premium) death benefit is the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partials surrenders, surrender penalty free withdrawals and/or premium refunds.

Under any death benefit option you choose, the death benefit will be the greatest of: o The amount specified above for the death benefit option you elected for your policy; o The death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or
o The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code ("Code") Section 7702.

The chosen death benefit option will affect the amount of the death benefit, the monthly no-lapse premiums and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the insured. Within limits, you may also carry over a policy loan from another life insurance policy if you exchange that policy for a TransAccumulator VUL policy. We may accept a carryover loan that exceeds the initial net cash value of the policy. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law but generally is either:
o the policy's net cash value plus any fees or charges deducted from premiums or policy values, or o premiums paid.

LIFE INSURANCE QUALIFICATION TEST

In order for your policy to qualify as life insurance under Internal Revenue Code (Code) Section 7702, you must choose either the guideline premium test or the cash value accumulation test at the time you apply for the policy. The election may not be changed after your policy is issued. Your election may affect the maximum amount of premium you may pay into the policy, the amount of the death benefit, and the monthly deductions for the policy. In general, the cash value accumulation test may allow you to make higher premium payments during the policy's early years. It may also provide you greater flexibility with regard to premium payment amounts. The guideline premium test may allow the accumulation value to grow more quickly.

PREMIUMS

Flexibility of Premium Payments

After you pay the initial premium required to put the policy in force, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the no-lapse guarantee provision of the policy. Likewise, failure to make scheduled payments does not automatically cause your policy to go into default.

No-Lapse Guarantee

Generally, to keep the policy in-force, your premium payments must be sufficient to create a net cash value on each monthly policy date at least equal to the total of the monthly deductions due on that date.

During the first ten policy years, if the premiums you pay, adjusted for premium refunds, partial withdrawals and policy debt, meet the cumulative premium requirements of the no-lapse guarantee, then your policy will not go into default, even if the monthly deductions exceed the net cash value of your policy on a monthly policy date.

The monthly no-lapse premium amount varies by policy and is shown in the policy data pages. Policy changes during the first ten policy years will result in changes in the monthly no-lapse premium amount beginning on the date of the policy change. Policy changes include events such as increases and decreases in face amount, changes in death benefit options, and changes in underwriting class.

However, even if you pay the premiums necessary to meet the cumulative premium requirements under your policy's no-lapse guarantee provision or rider, your policy will still go into default if the policy debt exceeds the policy's accumulation value.

INVESTMENT OPTIONS

The investment options under the policy include 46 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks, of the portfolios as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for monthly deductions due after the change is effective.

Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year.
o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.
o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) Program.

DCA and AAR programs do not guarantee a profit or protect against a loss.

CHANGES IN FACE AMOUNT OF INSURANCE

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year provided the insured is less than 81 years old at the time of the face amount increase. You may also request a reduction in face amount, within limits, while the insured is living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. The amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you take an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

Supplemental Adjustable Life Insurance Rider

In addition to the basic coverage under your policy, you may request additional coverage under the supplemental adjustable life insurance rider. The supplemental adjustable life insurance rider may only be added to the policy at the time of policy issue or at the time a layer is added to the policy.

Supplemental coverage under the rider may result in higher accumulation values over time than would be achieved with an equal amount of basic coverage on the same insured with the same premium payments. These potential benefits arise because current administrative charges and monthly expense charges for the supplemental coverage are lower than the administrative charges and monthly expense charges for an equal amount of basic coverage for the same insured.

However, the surrender penalty periods associated with the supplemental coverage are longer than the surrender penalty periods associated with the basic coverage. The guaranteed maximum administrative charges on premiums as well as the guaranteed maximum monthly expense per thousand charges, are higher for the supplemental coverage than they are for basic coverage of the same amount for the same insured.

PERSONALIZED ILLUSTRATION

You may request a personalized illustration that reflects your own particular circumstances (including, among other things, your age, gender, underwriting class, and face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.



                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value.

During times of declining investment performance, the deduction for charges could further reduce your accumulation value.

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for a coverage segment to which the withdrawal amount in excess of any surrender penalty free withdrawal amounts is attributed. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in you receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the no-lapse guarantee, your policy will be in default and will enter the grace period if the total of the monthly deductions that is due is larger than the net cash value of the policy. The policy will also be in default if the policy debt exceeds the accumulation value of the policy, regardless of the status of the no-lapse guarantee.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy and any layers in force. If you do not make the required premium payment within the 61-day period, your policy will lapse without value and your life insurance protection will terminate.

During the first ten policy years, paying premiums sufficient to meet the cumulative premium requirement under the no-lapse guarantee will prevent your policy from being in default due to monthly deductions exceeding net cash value. However, paying only the minimum premiums necessary to meet the cumulative premium requirement limits the potential amount of your policy accumulation value. This could result in your policy going into default immediately when the no-lapse guarantee period ends or when the cumulative premium requirement is not met. Even if you meet your cumulative premium requirement, your policy can still go into default if the policy debt ever exceeds your policy's accumulation value.

Except as otherwise provided under the no-lapse guarantee provision, payments of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically go into default.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the policy debt by repaying some or all of the policy debt.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is: o The accumulation value of the policy, minus o Any policy debt, and minus o Surrender penalties.

Surrender penalties apply during the first twelve policy years for the base policy and during the first twelve layer years for each layer. Surrender penalties apply during the first sixteen years for supplemental coverage under the Supplemental Adjustable Life Insurance Rider and during the first sixteen rider layer years for each rider layer.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period for any coverage segment on the policy to which the excess withdrawal amount is attributed.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders will reduce the face amount of your policy if the death benefit option is Option 1 and may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any policy debt from the proceeds payable upon a full surrender or when the insured dies.

Loan interest is charged on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your policy debt will increase, unless you make loan repayments. Your policy will not automatically go into default because you do not make loan repayments. If the policy debt exceeds the accumulation value, however, the policy will go into default, enter the grace period, and subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES


The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Code Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or at certain other times exceed the limits established by the Internal Revenue Code. Further, a policy will be tested for MEC status, and can become a MEC if, during the first seven policy years, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue or, during the first seven policy years following a material change, the death benefit is reduced below the lowest level of death benefit under the contract during the first seven policy years following the material change


If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the policy debt exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy that lapsed with an outstanding loan.

                                Transaction Fees

----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge Is Deducted                                Amount Deducted
----------------------------- ------------------------- ---------------------------------------------------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                   Guaranteed Charge             Current Charge(1)
----------------------------- -------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Administrative Charge for     Upon payment of each      7.60%(2) of premiums.                    Same as Guaranteed Charge.
Premiums Allocated to Basic   premium.
Coverage Segments:
----------------------------- -------------------------                                          ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Administrative Charge for     Upon payment of each      8.60%(3) of premiums.                    3.60% of premiums in all rider
Premiums Allocated to         premium.                                                           and rider layer years.
Supplemental Coverage
Segments:
----------------------------- -------------------------                                          ----------------------------------
----------------------------- ------------------------- ----------------------------------------
Surrender Penalty Factor(4)   Upon full surrender,
for Base Policy and Layers:   partial surrender in
                              excess of surrender penalty free withdrawal
                              amounts, and decrease in face amount during the
                              first twelve policy or layer years.
Maximum Surrender Penalty                               $ 45.50 per $1,000                       Same as Guaranteed Charge.
Factor: (5)                                                 of basic coverage face amount.
Minimum Surrender Penalty                               $ 13.00 per $1,000                       Same as Guaranteed Charge.
Factor: (6)                                                 of basic coverage face amount.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Surrender Penalty Factor                                $23.60 per $1,000 of basic coverage      Same as Guaranteed Charge
during the first policy or                                  segment face amount.
first layer year for a
policy insuring a male, age
36 at issue, preferred
non-smoker risk class:
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Surrender Penalty Factor(4)   Upon full surrender,
for supplemental rider        partial surrender in
coverage and supplemental     excess of surrender
rider layers.                 penalty free withdrawal
                              amounts, and decrease in face amount during the
                              first sixteen rider or rider layer years.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------






----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge Is Deducted                                Amount Deducted
----------------------------- -------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                   Guaranteed Charge                     Current Charge(1)
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Maximum Surrender Penalty                               $ 45.20 per $1,000                       Same as Guaranteed Charge.
Factor: (7)                                                 of supplemental coverage face
                                                            amount.
Minimum Surrender Penalty                               $ 12.90 per $1,000                       Same as Guaranteed Charge.
Factor: (8)                                                 of supplemental coverage face
                                                            amount.
Surrender Penalty Factor                                $33.20 per $1,000                        Same as Guaranteed Charge.
during the first rider year                                 of supplemental coverage face
or first rider layer year                                   amount.
for a rider or rider layer
insuring a male, age 50 at
issue, preferred non-smoker
risk class:
----------------------------- -------------------------                                          ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Premium Allocation Change     On each change of         $25                                      None. Charge is currently waived.
Charge:                       allocation of new
                              premiums.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Monthly Deductions            On each change of         $25                                      None. Charge is currently waived.
Allocation Election Change    allocation of monthly
Charge:                       deductions.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Transfer Fee:                 On each transfer after    $25 from transfer amount.                None. Charge is currently waived.
                              18 in a policy year.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Additional Illustrations      At time of request for    $25                                      None. Charge is currently waived.
Charge:                       each illustration of
                              values in excess of one
                              each policy year.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Accelerated Death Benefit     At time of accelerated    $250 for each accelerated payment.       Same as Guaranteed Charge.
Rider Charge:                 payment.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
Loan Reinstatement Interest   At time of                8.00% annual effective rate applied to   None.  Charge is currently
Rate Charge(9):               reinstatement if policy   outstanding loan amount at time policy   waived.
                              lapsed with an            lapsed.
                              outstanding loan.
----------------------------- ------------------------- ---------------------------------------- ----------------------------------







(1) We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

(2) During policy and layer years 1-10, the maximum administrative charge is 7.60% of premiums up to target amount for the basic coverage segment. For premiums in excess of target amount for the basic coverage segment, the maximum administrative charge is 3.60% during policy and layer years 1-10. The maximum administrative charge that applies for all premiums received during policy and layer years 11 and later, is 3.60% of premiums. Target amount is an amount established by us that is used to determine the applicable administrative charges to deduct from gross premiums paid. Each coverage segment has its own target amount based on the face amount of the coverage segment, the insured's sex, the age at issue and underwriting classification. Other factors may also be used.

(3)  During  rider  and  rider  layer  years  1-10,   the   guaranteed   maximum
administrative  charge  is  8.60%  of  premiums  up to  target  amount  for  the supplemental  coverage segment.  For premiums in excess of target amount for the supplemental  coverage segment, the guaranteed maximum  administrative charge is
3.60%  during  rider  and  rider  layer  years  1-10.  The  guaranteed   maximum
administrative  charge that applies for all premiums  received  during rider and rider layer years 11 and later, is 3.60% of premiums.  See note 2, above, for an explanation of target amount.

(4) Surrender penalty factors vary separately for each coverage segment based on the insured's age at issue,  sex,  underwriting risk  classification,  including smoker or non-smoker  status,  and the number of years each coverage segment has been in force.  Coverage  segments  include basic coverage under the base policy and  any  layers,  as well  as  supplemental  coverage  under  the  Supplemental
Adjustable  Life  Insurance  Rider and any rider layers.  The surrender  penalty factors  shown in the table may not be  representative  of the  charge you would pay. You can obtain more  information  about the surrender  penalty factors that would apply to you by contacting your registered representative and requesting a
personalized   illustration   including  supplemental  reports  of  charges  and
expenses.

(5) The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

(6) During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

(7) The maximum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first rider or rider layer year.

(8) During the first rider or rider layer year, the minimum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

(9) Loan interest at an annual effective rate of 8.00% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the loan (policy debt) outstanding at the time the policy lapsed.








The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


        Periodic Charges Other than Portfolio Company Operating Expenses

--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge Is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Monthly Deduction -  The          On each monthly policy
Monthly Deduction is comprised    date starting with the
of the sum of the following       policy date until the
five charges:                     policy anniversary nearest
                                  the insured's 100th
                                  birthday.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
1.       Monthly Deduction Rate(10) times each $1,000 of net amount at risk(11)
         for basic coverage.
Maximum monthly deduction rate:                                $ 83.3333 times each $1,000 of    $ 35.5983 times each $1,000 of
                                                               the net amount at risk.(12)       the net amount at risk.(13)
Minimum monthly deduction                                      $ 0.0033 times each $1,000 of     Same as Guaranteed Charge.
rate(14):                                                      the net amount at risk.
Monthly deduction rate during                                  $0.0208 times each $1,000 of      Same as Guaranteed Charge.
the first policy or layer year                                 the net amount at risk.
for a policy or layer insuring
a male, age 36 at issue, who
qualifies for our preferred
non-smoker risk class:
--------------------------------- ----------------------------
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------
2.       Policy fee:              On each monthly policy       Policy       Amount               $6.00 in all policy years.
                                                               -------      ------
                                  date starting with the       Years
                                                               -----
                                  policy date until the
                                  policy anniversary nearest
                                  the insured's 100th
                                  birthday.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               1            $6.00
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               2+           $10.00
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
3.       Monthly Expense Charge   On each monthly policy                                         Same as guaranteed charges in
         Per Thousand(15) is a    date starting with the                                         policy and layer years 1-5.  In
         charge per $1,000 of     policy date until the                                          policy and layer years 6 and
         face amount of the       policy anniversary nearest                                     later, current charge is zero.
         base policy and per      the insured's 100th
         $1,000 of face amount    birthday.
         of each layer.
Maximum monthly expense charge:                                $4.825 times each $1,000          Same as Guaranteed Charge.
(16)                                                               of face amount for the base
                                                                   policy and for each $1,000
                                                                   of face amount for each
                                                                   layer, respectively.
Minimum monthly expense charge:                                $0.0648 times each $1,000         Policy/Layer    Same as
                                                                                                 -------------
                                                                   of face amount for the base   Years 2-5       Guaranteed
                                                                                                 ------
                                                                   policy and for each $1,000                    Charge.
                                                                   of face amount for each
                                                                   layer, respectively.(17)
                                                                                                 Policy/Layer    None
                                                                                                 Years 6+
--------------------------------- ---------------------------- --------------------------------- --------------- ------------------





--------------------------------- ---------------------------- ------------------------------------------------------------------
             Charge                 When Charge is Deducted                             Amount Deducted
--------------------------------- ---------------------------- ------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
                                                                      Guaranteed Charge                 Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly expense charge during                                  $0.3926 times each $1,000         Same as Guaranteed Charge.
the first policy or layer year                                     of face amount for the base
for a policy or layer insuring                                     policy and for each $1,000
a male, age 36 at issue,                                           of face amount for each
qualifying for our preferred                                       layer, respectively.
non-smoker risk class, with
$200,000.00 of total face
amount ($100,000-$249,999 band):
--------------------------------- ----------------------------
--------------------------------- ---------------------------- ----------- --------------------- ------------- ------------------
4.       Monthly Mortality and On each monthly policy Policy One twelfth of
         Policy Years Same as Expense risk charge: date starting with the Years
         0.65% of 1-10 Guaranteed
                                  policy date until the        1-10        sub-account                         Charge.
                                  policy anniversary nearest               accumulation
                                  the insured's 100th                      values.
                                  birthday.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               Policy      One twelfth of        Policy Years  One twelfth of
                                                               -------                           ------------
                                                               Years       0.40% of              11-20         0.15% of
                                                               -----
                                                               11-20       sub-account                         sub-account
                                                                           accumulation                        accumulation
                                                                           values.                             values.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               Policy      One twelfth of        Policy Years  0.00% of
                                                               -------                           ------------
                                                               Years       0.25% of              21+           sub-account
                                                               -----
                                                               21+         sub-account                         accumulation
                                                                           accumulation                        values.
                                                                           values.
--------------------------------- ---------------------------- ----------- --------------------- ------------- ------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
5.       Monthly Deduction for
         In-Force Riders
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Accident Indemnity       On each monthly policy
         Rider(18):               date, until the policy
                                  anniversary nearest the
                                  insured's 70th birthday.
Maximum monthly rider                                          $0.16 per $1,000 of accident      Same as Guaranteed Charge.
charge(19):                                                        indemnity face amount.
Minimum monthly rider                                          $0.08 per $1,000  of accident     Same as Guaranteed Charge.
charge(20):                                                        indemnity face amount.
Monthly rider charge for a                                     $ 0.08 per $1,000 of accident     Same as Guaranteed Charge.
rider insuring an individual,                                      indemnity face amount.
age 38 at rider issue:
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Extended No-Lapse        On each monthly policy       $ 0.06 for each $ 1,000 of face   Same as Guaranteed Charge.
         Guarantee Rider:         date until the policy            amount of the policy.
                                  anniversary nearest the
                                  insured's 100th birthday.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Guaranteed               On each monthly policy
         Insurability Rider(21):  date, until the policy
                                  anniversary nearest the
                                  insured's 40th birthday.
Maximum monthly rider                                          $0.13 per $1,000 of option        Same as Guaranteed Charge.
charge(22):                                                        amount elected under the
                                                                   rider.
Minimum monthly rider                                          $ 0.04 per $1,000 of option       Same as Guaranteed Charge.
charge(23):                                                        amount elected under the
                                                                   rider.
--------------------------------- ---------------------------- --------------------------------- --------------------------------





--------------------------------- ---------------------------- ------------------------------------------------------------------
             Charge                 When Charge is Deducted                             Amount Deducted
--------------------------------- ---------------------------- ------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
                                                                      Guaranteed Charge                 Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly rider charge for rider                                 $ 0.04 per $1,000 of option       Same as Guaranteed Charge.
insuring an individual, age 5                                      amount elected under the
at rider issue:                                                    rider.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
--------------------------------- ----------------------------                                   --------------------------------
>>       Insurance on Children    On each monthly policy       $0.45 for each $1,000 of rider    Same as Guaranteed Charge.
     Rider:                       date until the policy            coverage.
                                  anniversary nearest the insured's 65th
                                  birthday or the youngest child's 25th
                                  birthday, whichever occurs first.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Supplemental
     Adjustable Life Insurance
     Rider (SALIR):
Monthly Deduction Rate(24) per    During policy years when
$1,000 of net amount at risk      rider or rider layer is in
for SALIR coverage:               effect. Deducted from base
                                  policy or layer accumulation value on each
                                  monthly policy date, starting on the policy
                                  date (if applicable) until the policy
                                  anniversary nearest the insured's 100th
                                  birthday.
Maximum monthly deduction rate:                                $ 83.3333 per $1,000              $ 35.60 per $1,000
                                                                   of the net amount at risk         of the net amount at risk
                                                                   attributable to rider or a        attributable to rider or a
                                                                   rider layer. (25)                 rider layer.(26)
Minimum monthly deduction rate:                                $ 0.0033 per $1,000               Same as Guaranteed Charge.
(27)                                                               of the net amount at risk
                                                                   attributable to rider or a
                                                                   rider layer.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly deduction rate during                                  $0.0675 per $1,000                Same as Guaranteed Charge.
the first rider or rider layer                                     of the net amount at risk
year, insuring a male, age 50                                      attributable to rider or a
at issue, qualifying for our                                       rider layer.
preferred non-smoker risk class.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly Expense Charge Per        During policy years when
Thousand(28) of face amount of    rider or rider layer is in
the Supplemental Adjustable       effect. Deducted from base
Life Insurance Rider or rider     policy or layer
layer:                            accumulation value on each
                                  monthly policy date, starting on the policy
                                  date (if applicable) until the policy
                                  anniversary nearest the insured's 100th
                                  birthday.
--------------------------------- ---------------------------- --------------------------------- --------------------------------








--------------------------------- ---------------------------- ------------------------------------------------------------------
             Charge                 When Charge is Deducted                             Amount Deducted
--------------------------------- ---------------------------- ------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
                                                                      Guaranteed Charge                 Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Maximum monthly expense charge:                                $ 4.8733 per $1,000               None.
                                                                   of face amount for the
                                                                   supplemental coverage or
                                                                   rider layer.(29)
Minimum monthly expense charge:                                $ 0.0655 per $1,000               None.
                                                                   of face amount for the
                                                                   supplemental coverage or
                                                                   rider layer.(30)
--------------------------------- ---------------------------- --------------------------------- --------------------------------
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Monthly expense charge during                                  $0.7462 per $1,000                None.
the first rider or rider layer                                     of face amount for the
year insuring a male, age 50 at                                    supplemental coverage or
issue, qualifying for our                                          rider layer.
preferred non-smoker risk
class, on a policy with
$250,000 of total face amount
($250,000-$499,999 band):
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Waiver Provision         On each monthly policy
         Rider(31):               date, until the policy
                                  anniversary nearest the
                                  insured's 60th birthday.
Maximum monthly rider charge:                                  $0.33 per $1,000                  Same as Guaranteed Charge.
(32)                                                               of net amount at risk on
                                                                   each coverage segment.
Minimum monthly rider charge:                                  $0.01per $1,000                   Same as Guaranteed Charge.
(33)                                                               of net amount at risk on
                                                                   each coverage segment.
Monthly rider charge in the                                    $0.02 per $1,000                  Same as Guaranteed Charge.
first rider year for a rider                                       of net amount at risk on
insuring a male, age 32 at                                         each coverage segment.
rider issue, qualifying for a
standard smoker or standard
non-smoker classification on
the rider:
--------------------------------- ---------------------------- --------------------------------- --------------------------------
>>       Additional Waiver        On each monthly policy
         Provision Rider Charge   date, until the policy
         applicable to            anniversary nearest the
         Guaranteed               insured's 40th birthday if
         Insurability Rider(34):  both Guaranteed
                                  Insurability Rider and Waiver Provision Rider
                                  are in force on policy.
Maximum monthly rider charge:                                  $0.04 per $1,000 of option        Same as Guaranteed Charge.
(35)                                                           amount elected under the rider.
Minimum monthly rider charge:                                  $ 0.01 per $1,000 of option       Same as Guaranteed Charge.
(36)                                                           amount elected under the rider.
Monthly rider charge for a                                     $ 0.02 per $1,000 of option       Same as Guaranteed Charge.
rider insuring a male, age 2 at                                amount elected under the rider.
rider issue:
--------------------------------- ---------------------------- --------------------------------- --------------------------------
Net Loan Interest Charges(37)     While policy loan is         1.25%                             1.00%
                                  outstanding.
--------------------------------- ---------------------------- --------------------------------- --------------------------------
For information concerning compensation paid for the sale of the policies, see
Distribution.

(10)  Monthly  deduction  rates  vary  based on  insured's  age at  issue,  sex, underwriting  classification  (including,  for current  charges only,  smoker or non-smoker  status),  adjusted  for any extra  ratings and age of the policy and each layer.  Extra ratings are additional  charges assessed on policies insuring individuals  considered to have higher mortality risks based on our underwriting standards and  guidelines.  Different  rates may apply to the base policy and to each layer,  respectively.  The  current  rate for the base policy or a layer is guaranteed for the first policy or layer year. The monthly  deduction rate times each  $1,000 of net amount at risk shown in the table may not be  representative of the charges you will pay. You can obtain more  information  about the monthly deduction  rate times each  $1,000 of net amount risk that would apply to you by
contacting  your  registered   representative   and  requesting  a  personalized
illustration  including  supplemental  reports.

(11)Net amount at risk is the difference between (a) the death benefit multiplied by the monthly death benefit discount factor and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

(12) The maximum monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy or layer years if the policy is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

(13) The maximum monthly deduction rate shown will apply during the twentieth policy or layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

(14) The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

(15) The monthly  expense  charge per  thousand  varies  based on the total face
amount  of  the  policy,   the  insured's  age  at  issue,   sex,   underwriting
classification  (including smoker or non-smoker  status),  and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively.  The monthly expense charge per thousand shown in the table may not be  representative  of the  charge you would  pay.  You can obtain  more information  about the monthly  expense  charge per thousand that would apply to you by contacting your registered  representative  and requesting a personalized illustration including supplemental reports.

(16) The maximum monthly expense charge per thousand shown will apply during the first policy or first layer year for a base policy or layer insuring a male, age
80 at issue, qualifying for our standard smoker risk class, with a total policy face amount of $25,000 ($25,000-$99,999 band).

(17) The minimum monthly expense charge per thousand shown will apply during the second and subsequent policy or layer years for guaranteed charges, and during the second through fifth policy or layer years for current charges, for a base policy or layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above band).

(18) Charge for the Accident  Indemnity  Rider is based on the  insured's age at rider issue and remains level thereafter. The rider monthly deduction charge per
$1,000  of  accident   indemnity   coverage  shown  in  the  table  may  not  be
representative  of the  charge you would pay.  You can obtain  more  information about  rider  charges  that would  apply to you by  contacting  your  registered representative and requesting a personalized illustration including supplemental reports.

(19) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

(20) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 5 through 39 at rider issue.

(21) Charge for the Guaranteed  Insurability Rider is based on the insured's age at rider  issue (and,  in  California,  the  insured's  sex) and  remains  level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be  representative  of the charge you would pay. You can obtain more information  about rider charges that would apply
to  you  by  contacting   your  registered   representative   and  requesting  a
personalized  illustration  including  supplemental  reports.

(22) The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

(23) The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 0 through 5 at rider issue. (In California, a lower minimum monthly rider charge will apply for a female insured, age 0 or 1 at rider issue.)

(24) Monthly deduction rates vary based on the insured's age at issue, sex, underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings, and age of the rider or rider layer. The monthly deduction rate per $1000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the monthly deduction rate per $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(25) The maximum monthly deduction rate shown will apply to all policies during the rider or rider layer year in which the insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier rider or rider layer years if the coverage segment is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

(26) The maximum monthly deduction rate shown will apply during the fifty fourth rider or rider layer year for a rider or rider layer insuring a male, age 45 at issue, qualifying for our preferred non-smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

(27) The minimum monthly deduction charge shown will apply during the first rider or rider layer year for a rider or rider layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

(28) The monthly expense charge per thousand of face amount of the supplemental rider or rider layer face amount varies based on the total face amount of the policy, the insured's age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the rider and each rider layer.
Different  rates may apply to the rider and to each rider  layer,  respectively.
The monthly expense charge per thousand of face amount shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per $1000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(29) The maximum monthly expense charge per thousand shown will apply during the first rider or rider layer year for a rider or rider layer insuring a male, age
80 at issue, qualifying for our standard smoker risk class, on a policy with a total face amount of $25,000 ($25,000-$99,999 band).

(30) The minimum monthly expense charge per thousand shown will apply during the second and subsequent rider or rider layer year for a rider or rider layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, on a policy with a total face amount of $3,000,000 ($3,000,000 and above band).

(31) The charge for the Waiver Provision Rider varies based on the insured's attained age, sex, and smoker or non-smoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay.
You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(32) The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 31, above, for an explanation of extra ratings.

(33) The minimum charge applies for a rider covering a male insured whose attained age is less than 30 or a female insured whose attained age is less than 29.

(34) An additional  charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed  Insurability  Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed  Insurability
Rider.  The  additional  charge varies based on the insured's age at rider issue and sex. The monthly  deduction charge per $1,000 of additional Waiver Provision
Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be  representative  of the charge you would pay.  You can obtain  more  information  about  rider  charges  that would apply to you by
contacting  your  registered   representative   and  requesting  a  personalized
illustration including supplemental reports.

(35) The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

(36) The minimum charge shown applies to a rider issued with a standard risk classification, insuring a female, age 0 at rider issue or a male, ages 0 through 13 at rider issue.

(37) The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. While a policy loan is outstanding, loan interest accrues daily and is charged in arrears on the next policy anniversary or, if earlier, on the date of loan repayment; or on the lapse, surrender, or termination of the policy; or on the date of the insured's death. Loan interest is charged at an annual effective rate of 8.00% for both regular loans and for preferred loans.
In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

                               Portfolio Expenses

The table that follows describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2004 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


---------------------------------- -------------------------------
             Minimum                          Maximum
---------------------------------- -------------------------------
---------------------------------- -------------------------------
              0.13%                            1.71%
---------------------------------- -------------------------------

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                               Portfolio Expenses

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
---------                                                               ----        --------     ----------    --------
AEGON/Transamerica Asset Allocation - Conservative Portfolio -         0.10%          0.04%                     0.14%

Initial Class(2)(3)

AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial       0.10%          0.04%                     0.14%

Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio        0.10%          0.04%                     0.14%
- Initial Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Portfolio -             0.10%          0.03%                     0.13%
Initial Class(2)(3)

AEGON/Transamerica Capital Guardian Global - Initial Class(2)          0.99%          0.09%                     1.08%
AEGON/Transamerica Capital Guardian Value - Initial Class(2)           0.80%          0.04%                     0.84%
AEGON/Transamerica Clarion Real Estate Securities - Initial            0.80%          0.06%                     0.86%
Class(2)
AEGON/Transamerica Federated Growth & Income - Initial Class(2)        0.75%          0.07%                     0.82%
AEGON/Transamerica Great Companies TechnologySM - Initial              0.80%          0.05%                     0.85%
Class(2)


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio (continued)                                                   Fees        Expenses     12b-1 Fees    Expenses
---------------------                                                   ----        --------     ----------    --------
AEGON/Transamerica JP Morgan Mid Cap Value - Initial Class(2)          0.83%          0.10%                     0.93%
AEGON/Transamerica Marsico Growth - Initial Class(2)                   0.80%          0.07%                     0.87%
AEGON/Transamerica Mercury Large Cap Value - Initial Class(2)          0.79%          0.06%                     0.85%
AEGON/Transamerica PIMCO Total Return - Initial Class(2)               0.67%          0.05%                     0.72%
AEGON/Transamerica Templeton Great Companies Global -  Initial         0.75%          0.19%                     0.94%
Class(2)
AEGON/Transamerica Third Avenue Value - Initial Class(2)               0.80%          0.06%                     0.86%
AEGON/Transamerica Transamerica Convertible Securities - Initial       0.73%          0.04%                     0.77%
Class(2)
AEGON/Transamerica Transamerica Equity - Initial Class(2)              0.72%          0.06%                     0.78%
AEGON/Transamerica Transamerica Growth Opportunities - Initial         0.78%          0.06%                     0.84%
Class(2)
AEGON/Transamerica Transamerica Money Market - Initial Class(2)        0.35%          0.04%                     0.39%
AEGON/Transamerica Transamerica U.S. Government Securities -           0.60%          0.07%                     0.67%
Initial Class(2)

AEGON/Transamerica Van Kampen Emerging Growth - Initial Class(2)       0.80%          0.09%                     0.89%
Alger American Income & Growth - Class O                               0.625%        0.155%                     0.78%
AllianceBernstein VP Growth and Income Portfolio - Class B             0.55%          0.05%        0.25%        0.85%
AllianceBernstein VP Large Cap Growth Portfolio - Class B              0.75%          0.06%        0.25%        1.06%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial       0.75%          0.03%                     0.78%
Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial           0.75%          0.07%                     0.82%
Shares
Dreyfus VIF - Appreciation Portfolio - Initial Shares                  0.75%          0.04%                     0.79%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares            0.75%          0.04%                     0.79%
Fidelity VIP Contrafund(R) Portfolio - Service Class 2((4))              0.57%          0.11%        0.25%        0.93%
Fidelity VIP Equity-Income Portfolio - Service Class 2((4))            0.47%          0.11%        0.25%        0.83%
Fidelity VIP Index 500 Portfolio - Service Class 2((5))                0.10%          0.00%        0.25%        0.35%
Franklin Small Cap Value Securities Fund - Class 2((6))((7))           0.53%          0.18%        0.25%        0.96%
Franklin Small-Midcap Growth Securities Fund - Class 2 ((6))((7))      0.48%          0.29%        0.25%        1.02%
Janus Aspen Series Balanced - Service Shares((8))                      0.55%          0.01%        0.25%        0.81%
Janus Aspen Series Worldwide Growth - Service Shares((8))              0.60%          0.03%        0.25%        0.88%


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual

Portfolio (continued)                                                   Fees        Expenses     12b-1 Fees    Expenses
---------------------                                                   ----        --------     ----------    --------
MFS(R) Emerging Growth Series - Initial Class((9))                       0.75%          0.12%                     0.87%
MFS(R) Investors Trust Series - Initial Class((9))                       0.75%          0.11%                     0.86%
MFS(R) Research Series - Initial Class((9))                              0.75%          0.13%                     0.88%
PIMCO VIT Real Return -Admin Class                                     0.25%          0.25%        0.15%        0.65%
PIMCO VIT StocksPLUS Growth & Income - Admin Class                     0.40%          0.10%        0.15%        0.65%
Premier VIT OpCap Managed Portfolio                                    0.80%          0.12%                     0.92%
Premier VIT OpCap Small Cap Portfolio                                  0.80%          0.11%                     0.91%
Van Kampen UIF Core Plus Fixed Income - Class 1((10))(1(1))            0.38%          0.32%                     0.70%
Van Kampen UIF Emerging Markets Equity - Class 1((10))                 1.25%          0.46%                     1.71%
Van Kampen UIF High Yield - Class 1((10))(1(1))                        0.45%          0.40%                     0.85%
Van Kampen UIF International Magnum - Class 1((10))                    0.80%          0.45%                     1.25%



The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers. We have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2004.

Notes to Fee Table:

(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

                                                                                                       Total Portfolio
                                                              Management       Other      Rule 12b-1        Annual
     Portfolio                                                   Fees         Expenses       Fees          Expenses
     ---------                                                   ----         --------       ----          --------
     Fidelity VIP Contrafund(R) Portfolio - Service Class 2        0.55%         0.11%         0.25%          0.91%
     Fidelity VIP Equity Income Portfolio - Service Class 2      0.46%         0.11%         0.25%          0.82%
     Franklin Small Cap Value Securities Fund - Class 2          0.49%         0.18%         0.25%          0.92%
     Franklin Small - Midcap Growth Securities Fund -            0.45%         0.29%         0.25%          0.99%
     Class 2
     Van Kampen UIF Emerging Markets Equity - Class 1            1.19%         0.46%                        1.65%
     Van Kampen UIF High Yield - Class 1                         0.40%         0.40%                        0.80%
     Van Kampen UIF International Magnum - Class 1               0.70%         0.45%                        1.15%

(2) Projected expense are based on the 12/31/04 Annual Report and the most current contractual advisory fees and expense limits.


(3) Policyowners allocating net premiums and/or other accumulation value to the sub-account will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests. After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it is invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be: Conservative Portfolio:
              0.98%; Growth Portfolio: 1.09%; Moderate Portfolio: 0.95%; Moderate Growth Portfolio: 1.00%. Based on Initial Class expense ratio, the range is generally expected to vary within a range of:
              Conservative Portfolio: 0.53% and 1.46%; Growth Portfolio: 0.92% and 1.46%; Moderate Portfolio: 0.52% and 1.46%; Moderate Growth
              Portfolio: 0.52% and 1.45%. These expense ratios are estimates only, and may vary.


(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Equity- Income
              Portfolio: 0.82%; Contrafund Portfolio: 0.91%. These offsets may be discontinued at any time.

(5) Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the funds shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year through May 1, 2005.

(7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission
              (SEC).

(8) Fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004.

(9) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and the dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the series. Had these expense reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.86% for Emerging Growth Series, 0.85% for Investors Trust Series, 0.87% for Research Series.

(10) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the following percentages: Core Plus Fixed Income Portfolio 0.70%; High Yield Portfolio 0.80%; Emerging Markets Equity Portfolio 1.65% (Prior to November 1, 2004, this maximum ratio was 1.75%) ; International Magnum Portfolio 1.15%.

(11) Expense information has been restated to reflect current fees in effect as of November 1, 2004.

TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT, AND THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Our administrative office is located at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152. Telephone: 1-866-844-4885

Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values (other than amounts in the loan account) is an annual effective rate of 3.00%. We may credit interest at a higher rate, but there is no assurance that we will declare an interest rate higher than the 3.00% per year minimum. We credit interest with respect to outstanding loans at a minimum annual effective rate not less than 6.75% for regular loans and not less than 7.75% for preferred loans.

The Separate Account

Transamerica Occidental Life Separate Account VUL-6, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment account under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 46 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation may be based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolios' investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolios' investment objectives will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:


o Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation ("TSSC"), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TSSC that are attributable to our variable insurance products are then credited to us. No 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

o Administrative, Marketing and Support Service Fees ("Support Fees"). We and our affiliates, including TSSC, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.



The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

-------------------------------------------------------------------------------------------------------------
                                   Incoming Payments to TOLIC and/or TSSC
-------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------- ------------------------ ---------------------------

         Fund Group                  Maximum Fee               Fund Group                Maximum Fee
                                     % of assets*                                        % of assets*

------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------

Alger                          0.35% after $500          AEGON/Transamerica       0.00%**
                               million***                Series Trust (ATST)

------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------

AllianceBernstein              0.30%                     Dreyfus                  0.25%

------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------
Franklin                       0.40%                     Janus                    0.35%
------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------

MFS                            0.20% after $20           Pacific Investment       0.30%
                               million***                Management Company
                                                         (PIMCO)

------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------
OpCap                          0.25% after $600          Van Kampen               0.25%
                               million***
------------------------------ ------------------------- ------------------------ ---------------------------
------------------------------ ------------------------- ------------------------ ---------------------------
Fidelity                       0.25%
------------------------------ ------------------------- ------------------------ ---------------------------


*Payments are based on a percentage of the average assets of each underlying portfolio owned by the sub-accounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.


** Since ATST is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the ATST portfolios, in terms of our and our affiliates' overall profitability. These additional benefits may be significant.


***We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TOLIC and its affiliates.

o Other payments. We and our affiliates, including TSSC, Transamerica Capital, Inc. ("TCI"), Inter-Securities, Inc. ("ISI") and Transamerica Financial Advisors ("TFA"), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers' or sub-advisers' own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a "preferred sponsor" program that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences that are attended by TCI's wholesalers; (2) may pay ISI varying amounts to obtain access to ISI's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.


     For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI's events:
     Transamerica Investment Management, Fidelity, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA. All or some of these amounts were attributable to products other than the TransAccumulator VUL policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

For further details about the compensation payments we make in connection with the sale of the policies, see Distribution in this prospectus.

Addition, Deletion or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.
In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

Selection of Underlying Portfolios


The underlying portfolios offered through this product are selected by TOLIC, and TOLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See "Revenue We Receive".) We have included the AEGON/Transamerica Series Trust ("ATST") portfolios at least in part because they are advised by our affiliate, Transamerica Fund Advisers, Inc., and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.


You are responsible for choosing the sub-accounts, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The portfolios' investment objectives are described below.

The Asset Allocation Conservative Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation and current income.

Investment Advisor - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to provide long-term growth of capital and income.

Investment Adviser- Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts ("ADRs") and other U.S. registered foreign securities).

Investment Adviser- Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Clarion Real Estate Securities of the AEGON/Transamerica Series Trust, Inc.
- Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Fund Advisors, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Federated Growth & Income Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market).

Investment Adviser- Transamerica Fund Advisors, Inc. (Federated Investment Counseling, sub-adviser)

The Great Companies TechnologySM of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C., sub-adviser)

The JP Morgan Mid Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks growth from capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (JP Morgan Investment Management, Inc., sub-adviser)

The Marisco Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Fund Advisors, Inc. (Banc of America Capital Management, LLC, sub-adviser)

The Mercury Large Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Fund Asset Management L.P. d/b/a Mercury Advisors, sub-adviser)

The PIMCO Total Return Portfolio of the AEGON/ Transamerica Series Trust, Inc. -Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.


Investment  Adviser-  Transamerica  Fund  Advisors,   Inc.  (Pacific  Investment
Management Company LLC ("PIMCO"), sub-advisor)


The Templeton Great Companies Global Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C. & Templeton Investment Counsel, LLC, sub-adviser)

The Third Avenue Value Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks long-term capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Third Avenue Management LLC, sub-adviser)

The Transamerica Convertible Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to maximize long-term growth.

Investment Adviser- Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Growth Opportunities Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to maximize long-term growth.


Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management LLC, sub-adviser)


The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment Adviser- Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica U.S. Government Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. -Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed y the U.S. Government, its agencies or government-sponsored entities.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Van Kampen Emerging Growth Portfolio of the AEGON/ Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment  Adviser-   Transamerica  Fund  Advisors,   Inc.  (Van  Kampen  Asset
Management, Inc., sub-adviser)

The Income & Growth Portfolio of The Alger American Fund - Class O seeks current income with long-term capital appreciation by investing in dividend-paying equity securities that also offer opportunities for capital appreciation. Investment Adviser- Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund - Class B seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

Investment Adviser- Alliance Capital Management, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund - Class B seeks growth of capital by pursuing aggressive investment policies.

Investment Adviser- Alliance Capital Management, L.P.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies, in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index ("S&P 400"). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies.
Investment Adviser- The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser- The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser- The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser- The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser- Fidelity Management & Research Company

The Equity-Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

Investment Adviser- Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Investment Adviser- Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The Fund invests in small companies that the Fund's manager believes are undervalued.

Investment Adviser- Franklin Advisory Services, LLC

The Franklin Small-MidCap Growth Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small cap companies are those with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization values in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

Investment Adviser- Franklin Advisers, Inc.

The Balanced Portfolio - Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser- Janus Capital Management LLC

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

Investment Adviser- Janus Capital Management LLC

The Emerging Growth Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks to provide long-term growth of capital.

Investment Adviser- MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Investment Adviser- MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks to provide long-term growth of capital and future income.

Investment Adviser- MFS Investment Management(R)

The OpCap Managed Portfolio of the Premier VIT seeks growth of capital over time by investing primarily in common stocks, bonds and cash equivalents, allocated based on the investment adviser's or sub-adviser's judgment.

Investment   Adviser-  OpCap  Advisors  LLC  (Oppenheimer   Capital  LLC/Pacific
Investment Management Company LLC ("PIMCO"), sub-adviser)

The OpCap Small Cap Portfolio of the Premier VIT seeks capital appreciation. The Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of companies with a market capitalization under $2 billion.

Investment Adviser- OpCap Advisors LLC (Oppenheimer Capital LLC, sub-adviser)

The Real Return Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser- Pacific Investment Management Company LLC ("PIMCO")

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser- Pacific Investment Management Company LLC ("PIMCO")

The Core Plus Fixed Income Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser- Van Kampen*

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser- Van Kampen*

The High Yield Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser- Van Kampen*

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds -Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser- Van Kampen*

* Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser of these UIF Portfolios.

VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation values in the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies. Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account. We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.


THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.
To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

? modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

 ? make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed insureds who are between the ages of 0 and 80. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

o        Preferred non-smoker (ages 0-80)
o        Preferred smoker (ages 16-80)
o        Standard non-smoker (ages 0-80)
o        Standard smoker (ages 16-80)

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured's underwriting class, among other factors. Generally, our rates are lowest for preferred non-smokers.

We also assess lower monthly expense charges per thousand for policies with higher face amounts of coverage on the insured. We offer the following bands for face amounts of coverage on the insured:

o        $25,000 - $99,999
o        $100,000 - $249,999
o        $250,000 - $499,999
o        $500,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - and above

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy, plus any additional coverage provided under the supplemental coverage rider or rider layer. Changes in band due to face amount increase or decrease will be applied prospectively for monthly deductions which become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.

We may agree to use different underwriting requirements to assess applications which are part of a multi-life group case. Generally, such groups will consist of 10 or more individuals with a common employer and will consist of annual planned premiums, in aggregate for the group, of $100,000 or more. Since the underwriting requirements generally will be more limited for applications under a qualifying group, we may also restrict the underwriting classes we will assign to policies under the group that we approve.

Premium with Application: You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.

Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums, for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

o The payment made with the application must be received at our administrative office within the lifetime of the proposed insured and honored on first presentation for payment;

o Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our administrative office;

o As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and o The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable under the company's rules for insurance on the plan, in the amount, and at the rating class of risk applied for in Part 1 of the application.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.
60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company's liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured is age 16 to 65 and is insurable as a standard risk ; or (b), $400,000 if the proposed insured is age 66 to 75 and insurable as a standard class of risk; or (c) $100,000 for all other classes of risk.

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of basic coverage of at least $25,000.

Life Insurance Qualification

In order for a policy to qualify as a life insurance contract under Code Section 7702, it must satisfy either one of two tests. At the time of application, you must choose either the cash value accumulation test or the guideline premium test. After the policy is issued, you cannot change your election. This election will apply to the base policy, any layers, and any supplemental coverage under the supplemental coverage rider or rider layers.

Cash Value Accumulation Test: Under the cash value accumulation test, the accumulation value may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed charges and 4% net interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factors for the policy at the insured's attained age. The death benefit factors are included in the policy and can be found in APPENDIX B. The factors vary by the insured's sex and attained age. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Guideline Premium Test. Under the guideline premium test, the sum of premiums paid into the policy, minus the total of all premium refunds and partial withdrawals, excluding surrender penalties, taken from the policy, may not at any time exceed the guideline premium limitation as of such time. The guideline premium limitation is, as of any date, the greater of:

o        the guideline single premium; or

o        the sum of the guideline level premiums to such date.

The guideline premium test also requires a life insurance policy to meet minimum ratios of life insurance coverage to accumulation value. This is achieved by ensuring that the death benefit is at all times at least equal to the minimum death benefit. The minimum death benefit on any date is the accumulation value on that date times the applicable death benefit factor for the insured's attained age. The death benefit factors are shown in APPENDIX B. These factors vary by attained age but not by the insured's sex.

If total premiums paid as of the end of a policy year exceed the guideline premium limits under the policy, we will refund any excess premiums paid during such year with interest, not later than 60 days following the end of the policy year in which the excess premiums are paid.

Changes to the terms or benefits under the policy may require adjustment of the guideline premium limitations. The change may cause an increase or a decrease in the guideline premium limits. In addition, if the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The distribution may be taxable in whole or in part. These changes may include:

o        a change in the face amount;

o a change in death benefit option resulting in a change in the face amount;

o        partial withdrawals;

o improvement in risk class assigned to the insured, but not changes from smoker to non-smoker status; and

o addition, change or non-scheduled termination of supplemental benefits provided through riders.

Differences Between the Tests. The cash value accumulation test and the guideline premium test differ as follows:

o The guideline premium test limits the amount of premium you may pay into your policy, while the cash value accumulation test does not. Premiums paid into the policy, however, remain subject to the Premium Limitations provision.

o The death benefit factors differ between the two tests. Generally, required increases in the death benefit due to increases in the accumulation value will be greater under the cash value accumulation test. This also means that increases in accumulation value are more likely to increase the net amount at risk and, therefore, the amount of the monthly deductions for the cash value accumulation test compared to the guideline premium test. Generally, this means your accumulation value may grow more slowly under the cash value accumulation test.

o If you wish to pay premiums in excess of the guideline premium limitation and do not wish to increase the face amount or add supplemental coverage, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium limitation, or if you do not want to reflect increases in accumulation value to as large an extent in the minimum death benefit, you should consider choosing the guideline premium test.

The period which the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period and the contestability period under the new policy.

Conversions of Term Life Insurance
Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransAccumulator VUL policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransAccumulator VUL. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransAccumulator VUL policy if the conversion occurs before the insured reaches a specified age. The TransAccumulator VUL policy would be issued on the same insured at the same underwriting class, if available under the TransAccumulator VUL policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability.


Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransAccumulator VUL policy for a fixed policy offered by us. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o        the insured is living;

o        the current policy does not have any outstanding loans; and

o monthly deductions are not being waived under a Waiver Provision Rider; and

o the death benefit under the policy is not being maintained under a no-lapse option.

The minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

Supplemental Adjustable Life Insurance
Rider

Subject to our approval, you may request additional coverage under the supplemental adjustable life insurance rider. This is optional coverage. If you want this coverage, it may be added in association with the base policy at the time the policy is issued. It may also be added in association with a layer at the time a layer is issued. The effective date of the supplemental coverage segment will be the policy date or the layer date for the associated basic coverage segment.

The benefit to you of adding supplemental coverage under the rider rather than adding additional basic coverage is that your accumulation value may grow more quickly under the rider coverage. Currently, the administrative charge deducted from premiums allocated to supplemental coverage is 3.60% of such premiums. During the first ten years of coverage, therefore, the administrative charge we assess on premiums each year up to target amounts is less under the supplemental coverage rider or rider layer than under the base policy or layer. The net premiums credited to the accumulation value of the base policy or layer are higher under these circumstances for premiums allocated to supplemental coverage compared to the same premium amount allocated to basic coverage with the same target amount. Currently, we do not assess any monthly expense charge per thousand for supplemental coverage. These charges are lower than the equivalent charges for basic coverage. Because the charges are lower, more accumulation value is available on your policy which may allow your total accumulation value to grow faster using supplemental coverage for part of your insurance coverage.

In considering supplemental coverage, however, you also need to be aware that the surrender penalty period is longer for the rider than for basic coverage. The surrender penalty period for the rider is the first 16 rider or rider layer years while the surrender period for the base policy and each layer is 12 policy or layer years.

Also, if the rider is added to your policy, you bear the risk that:

o We will increase the administrative charge deducted from premiums allocated to the rider coverage to the maximum amounts permitted under the rider; and

o We will increase the monthly expense charge per thousand to the maximum charges permitted under the rider.

The maximum administrative charge during the first ten rider or rider layer years is higher for premiums up to target amounts per year for premiums allocated to the rider compared to premiums allocated to basic coverage. The maximum monthly expense charge per thousand is higher for the rider compared to the basic coverage for the same insured and the same face amount.

The supplemental adjustable life insurance rider may only be added to the policy at the time of policy issue or at the time a layer is added to the policy. The rider may only be added in association with the approval of basic coverage on the policy. The class of risk assigned to the insured for the base policy also applies to the insured for supplemental coverage associated with the base policy. The class of risk assigned to the insured for a layer also applies to the insured for supplemental coverage associated with the layer. The ratio of supplemental coverage to basic coverage does not need to be the same for the base policy and each layer. You may request supplemental coverage on the base policy but not on a layer, or vice versa. Once issued, the ratio of basic coverage and supplemental coverage on the base policy or on a layer will not change. You may not increase or decrease coverage under the rider separately from increases or decreases in the associated basic coverage on the base policy or layer, as applicable.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) the insured is alive and in good health; and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o not later than two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.


Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. Any carryover loan amount accepted by us under an IRC Section 1035 Exchange is not considered a premium for this purpose. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account, not including the loan account, or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Additionally, during the one month period beginning on a policy anniversary (or, if earlier, the one-month period beginning on the date you repay your loan in full), you may transfer any portion of the prior policy year's interest credited with respect to outstanding loans from the fixed account to the sub-accounts. Thereafter, transfers of such interest earnings from the fixed account will be subject to the limits noted above. Interest earned with respect to outstanding loans during a policy year may not be transferred from the fixed account until the following policy anniversary or, if earlier, the date the outstanding loan is fully repaid.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the base policy and/or layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we will charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year.
Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.

The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts. o Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options. o Transfers we may make after we receive notice of the insured's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance ("VUL") policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:


(1) dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");


(2) an adverse effect on portfolio management, such as:

     (a) impeding a portfolio manager's ability to sustain an investment objective;
     (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed polices and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or other potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the policies, such as insureds or beneficiaries). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be "expedited transfers," but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer, within two days, if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
o        Impose redemption fees on transfers;


o Expressly limit the number or size of transfers between sub-accounts or from any sub-account to the fixed account in a given period.


In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, while the policy's provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or other disruptive trading.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policy:. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and other programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing or other disruptive trading.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account and the set amount you want to transfer into specified sub-accounts, the frequency of the scheduled transfers and the date you want the transfers to begin.

o The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first transfer.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective. From time to time, we may offer a special Dollar Cost Averaging (DCA) option to new policyholders who meet our then current guidelines for this option. These guidelines include minimum premium amounts required to elect this option. Generally, the option will allow the policyholder to allocate the policy's initial net premium and/or the net unloaned portion of a rollover under an IRC
Section 1035 exchange to the fixed account, and make scheduled monthly transfers from the fixed account to specified sub-accounts under the rules of this special DCA option. The full amount in the fixed account designated for this option will be transferred from the fixed account to the specified sub-accounts through a maximum of twelve transfers. The interest rate we credit to the fixed account subject to this DCA option may differ from the interest rates we credit on other values in the fixed account that are not eligible for the DCA option.

While this option is in effect on your policy, the Automatic Account Rebalancing
(AAR) option and the regular DCA option will not be available on your policy. Once the special DCA option is terminated, you may then elect the AAR and/or DCA option, subject to our then current rules.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy year if there is an outstanding loan balance on the date of the transfers under the AAR option. The balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason. All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.

o We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:
o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options;

o        change your premium allocations;

o        change your monthly deductions allocations; and

o        request a loan, up to limits established by us;
     by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Request for partial surrenders and full surrenders are not permitted under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.

DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary. We reserve the right to amend the policy to reflect any clarifications that are needed or appropriate to maintain such tax qualification or to conform the policy to any requirements. We will send you a copy of any such amendment. If you refuse such amendment, you must do so by giving us notice in writing, and your refusal may have adverse tax consequences for you.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively) that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof Of Death

We will pay any death benefit payable because of the death of the insured when we receive due proof of the death of the insured while the policy is in force. When the insured dies, proof of death must be sent to our Administrative Office. We must be notified of the death within a reasonable time, and in no event later than one year after the date of death. We will send appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively, as well as to any supplemental coverage under the supplemental coverage rider or rider layer. If you do not choose a death benefit option on the application, Option 1 will apply.

You may change the death benefit option by written request, subject to our approval. Changes in the death benefit option:

o generally will be effective on the monthly policy date following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on the insured's evidence of insurability provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount;

o may result in changes in the monthly no-lapse premium amounts, target amounts per year and guideline single and guideline level premiums, if you chose the guideline premium test for your policy; any changes will apply prospectively following the change; and

o may result in changes in the monthly deductions, including the monthly expense charge per thousand.

For Option 1 (the level option), the death benefit is the greatest of:
a)       the face amount of the policy on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds; or

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

The face amount of each coverage segment is included in item (a) for each death benefit option. Each of the following is a coverage segment: (i) the base policy; (ii) each layer; (iii) a supplemental coverage rider; and (iv) each rider layer under a supplemental coverage rider.

The applicable death benefit factors will be based on the insured's age as of the last policy anniversary and, for policies issued using the cash value accumulation test, will also be based on the insured's sex.

We will reduce the death benefit by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the policy), and

o        you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on the net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of coverage for the same insured compared to Options 2 and 3.
Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of coverage and the policy's accumulation value. If the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains equal to the face amount of coverage, however, the portions of the monthly deductions based on the net amount at risk will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o    you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount of the policy.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk may be higher or lower than those you would be charged under Option 2.

Transfers After Insured's Death

After we receive notice of the insured's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.

Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum; unless we receive an election to receive the applicable benefits under a settlement option.

Option to Change the Face Amount

Increasing the Face Amount: You may request an increase in the face amount of the policy on or after the first policy anniversary if the policy is still in force and the insured is living and no older than age 80. The following conditions apply:

o        You must make a written request to us.

o The amount of the increase in basic coverage face amount must be at least $25,000.

o You must submit evidence of insurability satisfactory to us.

o The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase.

o The death benefit option for the layer must be the same as the base policy.

o If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

Subject to our approval, you may request that additional coverage be issued as supplemental coverage under a supplemental coverage rider or rider layer, as applicable. The rider or rider layer will be effective at the same time as the layer, and the ratio of the associated supplemental coverage to basic coverage under the layer will not change over the life of the policy. Please also refer to Supplemental Adjustable Life Insurance Rider in the SAI.

The increase in coverage will be issued as a separate layer on the policy. It will generally be effective on the monthly policy date following the date we approve the increase in face amount. The layer will have its own surrender penalty period for 12 years, beginning on the layer date for the amount of the increase issued as basic coverage and its own surrender penalty period for 16 years, beginning on that same date, for the amount of the increase, if any, issued as supplemental coverage. The change in coverage will cause a change in the net single premium, the guideline single premium, the guideline level premium and the monthly no-lapse guarantee premium. The monthly deductions for that layer will be based on:

o        the face amount and accumulation value of the layer;

o        the insured's sex;

o        the insured's class of risk as of the layer date; and

o        the insured's age at issue.

After the increase, the monthly deductions for the base policy and for the layer will be based on the new total face amount of the policy. Decreasing the Face
Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

a) You must make a written request to us.

b) On the request date, the policy must be in force and the insured must be alive.

c) The amount of the reduction in face amount must be at least $25,000. d) The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we receive your written request. If we receive your request on a monthly policy date, the request will be effective on the valuation date we receive the request.

The decrease of the face amount may cause a change in the net single premium, the guideline single premium, the guideline level premium, any monthly no-lapse premiums, and the monthly deduction charged. . A decrease in the death benefit may also require a distribution that may be taxable in whole or in part.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy. The decrease amount is further allocated between coverage segments within a layer or the base policy in proportion of the face amounts for each.

The decrease in face amount will be subject to a surrender penalty on the portion of the face amount reduction allocated to a coverage segment during the surrender penalty period for that coverage segment.

We will deduct the surrender penalty from the accumulation values of the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layers. If the surrender penalty for a layer exceeds the accumulation value minus any policy debt for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the coverage segment is equal to A times B divided by C, where:

A is the full surrender penalty for the current policy, layer, rider or rider layer year, as applicable;

B    is the amount of the requested decrease allocated to the coverage segment;

C is the face amount of the coverage segment before the requested decrease.

The face amount decrease will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If a decrease in face amount reduces a layer's face amount to zero but the layer's accumulation value exceeds zero, we will transfer the remaining accumulation value in the layer to the base policy accumulation value. We will transfer the amounts in each investment option directly to the same investment options in the base policy.

We will issue new policy data pages showing the new face amount. After the decrease, the monthly deductions and any future surrender penalties will be based on the new face amount of the policy.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

The policy will not be in force until you pay the minimum initial premium. Subsequent premiums may be sent to our Administrative Office or you may deliver them to our authorized representative.

After you pay the initial premium, you may make subsequent premiums payments any time and in any amount at least equal to $25, subject to any limitations of the life insurance qualification test you elect and other restrictions in the Premium Limitation provision.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the Grace Period provision of your policy.

We will not accept any premium payments on or after the policy anniversary nearest the insured's 100th birthday.

No-Lapse Guarantee

The policy includes a no-lapse guarantee, subject to state approval. The no-lapse period is the first ten policy years (first 120 policy months). The monthly no-lapse premium amounts are shown in the data pages of your policy. During the no-lapse period, the policy will not be in default and will not enter the grace period even if the monthly deductions are more than the net cash value on a monthly policy date provided the cumulative premium requirement is satisfied as of that monthly policy date.

Cumulative Premium Requirement

In order for the no-lapse guarantee to prevent a default on a monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly no-lapse premiums due from the policy date to that date. Cumulative premiums are:

o        the sum of premiums paid; less

o        any policy debt as of the monthly policy date; less

o any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a Waiver Provision Rider and a disability claim is approved during the no-lapse period, we will exclude the period of time the policy is on waiver from the above calculation. Any waiver of a monthly no-lapse premium is subject to the terms of the policy. The no-lapse period will not be extended.
During the no-lapse period, the monthly no-lapse premium will change if any of the following changes occur on your policy:

o        We agree to increase in the face amount;

o        We agree to a decrease in the face amount;

o There is a decrease in the face amount of insurance due to a partial withdrawal;

o        We agree to add, terminate or change a rider;

o        There is a change in the insured's underwriting classification; or

o We agree to a change in the death benefit option.

We will adjust the monthly no-lapse premium prospectively beginning with the date of change. The no-lapse period will not be extended.

If the policy satisfies the cumulative premium requirement and, as a result, the policy is not in default and does not enter the grace period even though the monthly deductions exceed the net cash value on the monthly policy date, the death benefit will be maintained under the no-lapse guarantee provisions. All riders, except the Supplemental Adjustable Life Insurance Rider, the Extended No-Lapse Guarantee Rider and the Waiver Provision Rider may terminate on the date the death benefit begins to be maintained under the no-lapse guarantee provision.

We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the no-lapse guarantee provisions. As a result, the accumulation value and the net cash value could fall below zero.

Premium Limitations

We reserve the right not to accept any premium payment if the premium would immediately increase the difference between the death benefit and the accumulation value. We may also require submission of evidence of insurability to us before accepting such premium payment. If evidence of insurability is required, the premium will be treated as received by us on the valuation date on which we approve the evidence and accept the premium for credit to the policy.

We will accept any premium if failure to do so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If the policy is subject to the guideline premium test in order to qualify as a life insurance contract under the Code, the total premiums paid, less any premium refunds, partial surrenders, excluding any surrender penalties, and surrender penalty free withdrawals, may not exceed the greater of:

o        the guideline single premium; or

o        the sum of the guideline level premiums to the date of payment.

As of the end of any policy year, if the premiums paid during such policy year exceed the amount allowable if this policy is to continue to qualify as a life insurance contract under the guideline premium test of Code Section 7702, we will remove the excess amount of premiums paid from the policy, with interest, as of the end of that policy year. We will refund to you this excess amount, including interest, within 60 days after the end of that policy year.

Under both the guideline premium and cash value test provisions, certain changes in benefits or other terms of the contract during the first 15 policy years, including partial surrenders and surrender penalty free withdrawals, may also require distributions to be made from the policy to maintain the qualification of the policy as a life insurance contract for tax purposes. These required distributions may be taxable in whole or in part. These distributions will reduce the total premiums paid for purposes of comparing premiums paid to guideline premium limits.

The amount refundable will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of your policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the No-Lapse Guarantee, the Grace Period and the Monthly Deductions provisions.

ALLOCATION OF PREMIUMS

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

Allocation of Net Premiums

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

Your premium allocation election applies to all net premiums credited to your policy. Separate elections for each coverage segment are not permitted.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change. Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the minimum initial premium; or


o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.


Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums and transfers to the sub-accounts you have elected. All net premiums will be allocated according to the Allocation of Net Premiums section above.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If the day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a)   increased by a net premium or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year's Day, Washington's Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                     (A x B)
                                        C
where
A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in the calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.
The accumulation value of the base policy at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account and segregated interest credited with respect to loans is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request. We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the policy; minus

o any existing policy debt, plus estimated additional interest on existing policy loans to the end of the policy year; minus

o        three times the most recent monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

The amount of the partial surrender will be deducted from the policy's accumulation value. This amount will be deducted from the accumulation value of the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. Within the base policy or a layer, we will allocate the partial surrender amount between the basic coverage segment and any supplemental coverage segment in proportion of the target amount for each.

The amount of a partial surrender that exceeds the amount eligible for a surrender penalty free withdrawal, as described below, will be subject to a surrender penalty. This amount is called the "excess amount." Surrender penalties will apply:

o during the first 12 policy years for the base policy and during the first 12 layers years for a layer on the excess amounts attributed to the basic coverage segment of the base policy or a layer; and

o during the first 16 rider years and during the first 16 rider layer years for a rider layer on the excess amount attributed to the supplemental coverage rider.

We will determine the surrender penalties based on the coverage segments to which we attribute the excess amount. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer (adjusted for purposes of calculating surrender penalties to reflect the amount of any surrender penalty free withdrawal amount), the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each coverage segment where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For each coverage segment to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A is the amount of the excess attributed to the base policy, layer, or any associated supplemental coverage segment;

B is the coverage segment's surrender penalty factor for the current coverage segment year, as applicable;

C    is 1000; and

D is 1000 minus the coverage segment's surrender penalty factor for the current coverage segment year.

We calculate surrender penalties separately for the basic coverage and for any associated supplemental coverage segment within the base policy or a layer. The surrender penalties for the base policy or a layer are the sum of the surrender penalties for the basic coverage plus the surrender penalties for the supplemental coverage, if any, associated with the base policy or layer.

The surrender penalty factors for the base policy, layers and any associated supplemental coverage segments vary by policy year, layer year, rider year and/or rider layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers, and all associated supplemental coverage segments, is less than $25, the surrender penalty will be $25.

We will deduct the surrender penalty first from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, we will deduct the remainder successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis.

We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the partial surrender. For example, if you elected to allocate a portion of the partial surrender to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the partial surrender request. Your partial surrender request will be effective on the valuation date on which we receive your new request.

If you have one or more layers on the policy, your partial surrender may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the partial surrender amount.

If you chose Death Benefit Option 1, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by the amount of the partial withdrawal. If the amount of the reduction exceeds the face amount of the most recent layer, including the face amount of any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.
If you chose Death Benefit Option 3, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by:

a) the partial withdrawal amount, not including any surrender penalties, that exceeds the cumulative gross premiums paid minus the sum of all previous partial withdrawals (not including surrender penalties) and premium refunds; and

b)   the amount of the surrender penalties on the partial withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer and any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy, along with the face amounts of any associated supplemental coverage segments.

The face amount decrease, including reductions for surrender penalties, will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

The accumulation value, if any, remaining on a layer after that layer's face amount is reduced to zero will be transferred to the base policy.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges. The amount available is:

o        10% of the accumulation value; minus

o 100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.


NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer, plus the surrender penalties, if any, for any supplemental coverage rider or rider layer.

The surrender penalty factors for your policy, layers, the supplemental cover rider and rider layers appear in the policy data pages. We will use the factors to determine the surrender penalty we will apply.

To calculate the surrender penalty for the base policy and any layer multiply the factor for the current policy year or layer year by the number of thousands of face amount of the base policy or layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the base policy or a layer after the first 12 policy years or layer years.

To calculate the surrender penalty for any supplemental coverage rider or rider layer multiply the surrender penalty factor for the current rider year or rider layer year by the number of thousands of face amount of the supplemental coverage rider or rider layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the supplemental coverage rider or rider layer after the first 16 rider years or rider layer years.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date. If you request a full surrender within 30 days after a policy anniversary, the net cash value of the fixed account will not be less than the net cash value of the fixed account on that anniversary less any policy debt, partial surrenders, including any surrender penalty, surrender penalty free withdrawals and transfers, including transfer fees, deducted from the fixed account after that anniversary.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

There are two types of policy loans, preferred loans and regular loans.

Preferred loans are:

o any amounts we agree to accept under the policy as a carryover loan pursuant to an exchange under Code Section 1035;

o all existing and new policy loans beginning on the tenth policy anniversary (the start of the 11th policy year); and

o        loans to pay the policy loan interest due on preferred loans.

Regular loans are policy loans that do not qualify as preferred loans. During the first ten policy years, all requested loans are regular loans. (Carryover loans accepted pursuant to a Code Section 1035 exchange are treated as preferred loans in all policy years.) Loans taken to pay loan interest on regular loans will also be processed as regular loans.

The following terms and conditions apply to policy loans:

o The maximum loan amount is the policy's accumulation value as of the date of the loan request, minus the total of:

a) any existing policy debt plus estimated additional interest on existing policy loans to the end of the policy year; plus

b)       interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions for the base policy and for all layers.

We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

o We will allocate the requested loan amount to the base policy and any layers in the same proportion that the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the loan amount. We will transfer the loan amount to the loan account.

     If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the loan request. For example, if you elected to allocate a portion of the loan to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the loan request. The loan request will then be effective on the valuation date on which we receive your new request.

     If you have one or more layers on your policy, your loan may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the loan amount.

o We will credit interest to your policy with respect to the outstanding loan amount in the loan account. The loan account is part of the fixed account. The loan account includes outstanding loans. For preferred loans, we will credit interest at an annual effective interest rate of no less than 7.75%. For regular loans, we will credit interest at an annual effective interest rate of no less than 6.75%. Currently, we credit interest with respect to preferred loans at an annual effective rate of 8.00%, and we credit interest with respect to regular loans at an annual effective rate of 7.00%.

     Interest earned with respect to outstanding loans is segregated within the fixed account during the policy year in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

     Such interest earned during the policy year with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next policy anniversary (the day following the end of the policy year) or, if earlier, beginning on the date the loan is repaid in full. During the one month period beginning on the policy anniversary (or such earlier date, as applicable), you may transfer any portion of the prior year's interest credited with respect to outstanding loans. Thereafter, transfers will be subject to our current limits on the amount and frequency of transfers from the fixed account.

o Loan interest charged on policy loans accrues daily and is charged in arrears on the policy anniversary, or, if earlier, the date the loan is repaid in whole or in part, the policy is surrendered lapses or otherwise terminates; or the date of the insured's death. The annual effective loan interest rate is 8.00%. This rate applies to both preferred loans and to regular loans. We may charge a lower rate. We will never charge a higher interest rate. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

     We will allocate any loan interest due on the policy anniversary (or earlier, if applicable) to the base policy and any layers in the same proportion that the outstanding loan amount for each bears to the outstanding loan amount for the policy. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis. We will transfer the loan interest to the loan account. The loan interest will become part of the loan.

o If the insured dies, we will deduct the policy debt from the death benefit before we pay the death benefit to the beneficiary.
o
Carryover Loans

If you have a policy loan on a life insurance policy and you are exchanging that policy for a new life insurance policy, you may incur income tax liability on all or part of the amount of the outstanding loan unless you:

o        repay the loan prior to the exchange; or

o        carry over the loan to the new policy.

The income tax liability is based on the amount of the outstanding policy loan in excess of your tax basis in the policy to the extent of any gain or earnings in the policy at the time of the exchange.

We will allow you to carry over a policy loan on your old policy to your new policy through an IRC Section 1035 exchange, up to certain limits based on our then current guidelines. We will treat any loan carried over as part of a
Section 1035 exchange as a preferred loan under the new policy.

If you wish to carry over an outstanding policy loan to your TransAccumulator VUL policy, you must provide us with written notice of your intent to carry over a policy loan on a form provided by us at the same time you provide us with your election to exchange another life insurance policy for the TransAccumulator VUL policy.

The carryover loan plus the cash transferred to us from the other company on the surrender of the old policy is a premium to us under the IRC Section 1035 exchange. This premium is the "exchange premium."

Carryover loans are considered part of the premium for this policy, including for purposes of:

o Life insurance qualification tests under IRC Section 7702 and seven-pay premium tests under IRC Section 7702(A); and

o Allocations among coverage segments and determination of administrative charges. The amount of the administrative charges is deducted solely from the cash portion of the exchange premium.

We will credit the exchange premium in accordance with our normal premium crediting rules. The exchange premium will be considered "received by us" only when we receive both the surrender check and information as to the exact amount of the outstanding loan on the date of surrender of the old policy from the other insurance company.

As a policy loan, a carryover loan will affect the amount of premium you must pay to meet your cumulative premium requirements under the no-lapse guarantee provision. Depending on the amount of the carryover loan, other premiums you pay into the policy, and other factors, you may need to pay additional premiums or repay part or all of the loan in order to put the policy in force or to keep the policy from going into default.

The carryover loan amount is not included in any amounts we refund to you if you exercise your free look option under the policy.

Loan Repayment

You may repay any part of the policy debt at any time while the insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest the insured's 100th birthday. When we receive a loan repayment, we will apply it to reduce the outstanding balance in the loan account. The loan repayment will be allocated first to the most recent portion of the outstanding loan that is a regular loan; and then to the next most recent portions, in order, that are regular loans; then to the most recent portion of the outstanding loan that is a preferred loan; and then to the next most recent portions, in order, that are preferred loans. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Accrued loan interest is due at the time of loan repayment. Loan repayments will result in loan interest being transferred from the investment options to the loan account at the time of the repayment.

Your policy will not automatically lapse if you do not repay a loan. However, it will go into default if the net cash value is not large enough to cover the monthly deduction due (subject to the no-lapse guarantee provisions of the policy) or if the policy debt exceeds the accumulation value (regardless of the status of the no-lapse guarantee).

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any policy debt from the proceeds payable upon a full surrender or when the insured dies.

The policy will be in default, will enter the grace period and may lapse at the end of that period if the net cash value is not large enough to cover the monthly deduction due (subject to the no-lapse guarantee provision of the policy) or the policy debt is greater than the accumulation value of the policy. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy debt will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan and accrued loan interest plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.


LAPSE & REINSTATEMENT

Grace Period

If the policy goes into default, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy, any layers and any supplemental coverage rider and rider layers in force. You must pay this amount before the grace period ends. The grace period is a period of 61 days beginning on the date we send you the notice. If you do not pay enough, your policy will lapse at the end of the 61 days and your insurance coverage under the policy and any riders will terminate.

The policy will go into default on a monthly policy date if the net cash value is less than the monthly deductions due, unless:

o        the policy is in its no-lapse period; and

o        the cumulative premium requirement is satisfied.

If the policy goes into default, we will send you notice telling you the amount you must pay to bring the policy out of default. The amount is equal to A plus B plus C, where:

A is the amount necessary to bring the net cash value to zero, if it is less than zero at the date of default;

B is an amount up to five times the monthly deduction due on the date of default; and

C is an amount sufficient to cover the administrative charges associated with the premiums under A and B above. The amount equal to up to five times the monthly deduction due on the date of default includes the two monthly deductions due for the insurance provided during the grace period plus up to three monthly deductions due when the policy is brought out of default.

If the policy goes into default during the first ten policy years (the no-lapse period), you may pay the following alternative amount to bring the policy out of default if this amount is less than the amount stated above. This alternative amount is equal to D plus E, where:

D is the amount, if any, necessary to satisfy the cumulative premium requirement for the no-lapse period on the date of default; and

E is the amount up to three times the monthly no-lapse premium amount.

The policy will also go into default if the policy debt exceeds the accumulation value or, beginning with the policy anniversary nearest the insured's 100th birthday, the loan interest due on a policy anniversary is not paid in cash and the accumulation value less the outstanding loans is less than the loan interest due.

During the grace period, we will not charge you interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the insured died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 100.

o The insured must submit evidence of insurability satisfactory to us.

o The reinstated policy will be subject to the no-lapse provisions during the no-lapse period. Any increase in the face amount of the base policy will also be subject to the no-lapse provisions during the policy's no-lapse period. The no-lapse period will be calculated from the original policy date. It does not start over.

If the policy lapsed during the 10 year no-lapse period and is reinstated before the end of that period, you must pay a premium equal to the lesser of A or B, where:

A is the amount necessary to satisfy the cumulative premium requirement as of the date of reinstatement, plus an amount equal to three monthly no-lapse premiums; and

B    is an amount equal to:
(i) the amount that was required to bring the net cash value to zero on the date the policy went into default; plus

(ii) an amount sufficient to cover the two monthly deductions that were due when the policy lapsed and three monthly deductions due when the policy is reinstated; plus

(iii) an amount sufficient to cover the administrative charges associated with the reinstatement premium.

The amount equivalent to the two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

If the policy is reinstated after the end of the first ten policy years (the no-lapse period), you must pay a premium equal to B above.

If any loans existed when the policy lapsed, you must repay or reinstate the policy debt, with interest.

Surrender penalty periods in the reinstated policy and supplemental coverage rider, if any, will be calculated from the original policy and layer dates, as applicable, as well as the original rider and rider layer dates for any supplemental coverage rider.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement. If a person other than the insured is covered by any attached rider, that person's coverage will be reinstated under the reinstatement terms of such rider.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

If the Supplemental Adjustable Life Insurance Rider was effect on your policy at the time the policy lapsed, the rider and any rider layer will be reinstated when the policy is reinstated. At reinstatement, the face amount of the rider or any rider layer will be the same as at the time of lapse, and the ratio of basic coverage segments and associated supplemental coverage segments will be the same as at the time of lapse. The rider and any rider layers may only be reinstated together with the policy, and they must be reinstated if the policy is reinstated.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base policy and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

o        the valuation date that we approve the reinstatement; or

o the valuation date that we receive the reinstatement premium and any other payments.

OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Accident Indemnity Rider


This rider provides an accidental death benefit if the insured dies as a result of accidental bodily injury while the rider is in force. The accidental death benefit under the rider is in addition to any death benefit under the policy. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


Extended No-Lapse Guarantee Rider


This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.


Guaranteed Insurability Rider


This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL policy.


Insurance on Children Rider


This rider provides for a term insurance benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age 65. It is available on insured's children who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.


The term insurance is convertible to a permanent plan of insurance we make available for this purpose. when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.


Supplemental Adjustable Life Insurance Rider


This rider provides a death benefit in addition to the basic coverage under the policy. Subject to our approval, coverage under this rider may be added on the policy date in association with the base policy or on a layer date in association with a layer. There are charges associated with this rider. Adding the rider will result in increased monthly deductions for the policy.


Waiver Provision Rider


This rider provides that we will waive each monthly deduction due if the insured becomes totally disabled after the insured's 10th birthday. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 0 and 55 on the rider date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. The definition of total disability may vary by state. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from conditions or activity specifically excluded in the rider.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.


Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy


Extra Surrender Penalty Free Withdrawal Endorsement


After the first policy year, if the insured is diagnosed with a critical care condition as specified in the endorsement, this endorsement allows you to take an extra 10% of the policy value in addition to the standard penalty free withdrawal amount, without the application of any surrender penalty. There is no additional charge for this endorsement.


There may be important tax consequences if an extra surrender penalty free withdrawal under this endorsement is taken. Consult a tax adviser regarding this endorsement.


Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that you plan to make premium payments of at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.

Option for Additional Insurance Endorsement


This endorsement will be added to your policy if the insured is between the ages of 0 and 65 on the policy date and meets our underwriting requirements for this endorsement. There is no charge for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.


While this endorsement is in force, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement, up to a maximum amount the original face amount, or $100,000, whichever is less.


If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.


The additional coverage will be issued as a new TransAccumulator VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and indicate your intention to pay at least $50,000 per year for the first 5 policy years.


There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.


If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.


CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply until the policy anniversary nearest the insured's 100th birthday. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Some of the risks that we assume include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits sooner than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

An administrative charge is assessed on each premium payment you make to us. The amount of the administrative charge varies by:

o how long your policy, any layers, and any associated supplemental coverage segments have been in force;

o the target amounts for the coverage segments on your policy; and o whether part of your coverage is provided under the supplemental adjustable life insurance rider.

We allocate each premium received among the coverage segments as described in the PREMIUMS section.

The administrative charge we currently deduct from premiums attributable to the basic coverage segment of the base policy or to a layer is:

o 7.60% of premiums up to the target amount per year during each of the first 10 policy or layer years; and

o 3.60% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a basic coverage segment after the 10th year.

These charges are also the guaranteed maximum administrative charges we may assess on premiums allocated to the basic coverage under the base policy or to a layer.

The administrative charge we currently deduct from all premiums attributable to the supplemental coverage segments, if any, is 3.60% of premiums.

However, the guaranteed maximum administrative charge we can deduct from premiums allocated to a supplemental coverage segment is:

o 8.60% of premiums up to the target amount per year during each of the first 10 rider or rider layer years; and

o 3.60% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a supplemental coverage segment after the 10th year.

Currently, the administrative charge for premiums allocated to supplemental coverage segments is less than the administrative charge for premiums allocated to basic coverage segments. But, because we reserve the right to increase the administrative charge for supplemental coverage to its maximum guaranteed rate, you bear the risk that future administrative charges for supplemental coverage will be higher for premiums attributable to such coverage segment than the maximum guaranteed administrative charge for premiums attributable to basic coverage segments.

The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the surrender penalty period, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, (b) a decrease in face amount, and/or (c) a full surrender of the policy. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. Additionally, separate surrender penalty factors and surrender penalty periods apply to basic coverage and to supplemental coverage. The minimum surrender penalty is $25.

The surrender penalty period for basic coverage segments is the first 12 policy or layer years. The surrender penalty period for supplemental coverage segments is the first 16 rider or rider layer years.

We deduct the surrender penalty from the accumulation value of the base policy and layer, if any.

The surrender penalty that will apply upon a full surrender of the policy is the total of the surrender penalties calculated for the base policy and each layer. If supplemental coverage rider has been added to the policy, the surrender penalty that will apply upon a full surrender of the policy will also include the total of the surrender penalties calculated for the rider and each rider layer.

Partial surrenders in excess of the surrender penalty free withdrawal amount will incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the partial surrender is attributed for surrender penalty purposes. Please see ACCUMULATION VALUE - Partial Surrenders for a discussion of partial surrenders, attribution of a partial surrender among coverage segments, calculation of the proportionate surrender penalty, and allocation of the surrender penalty among accumulation values of the base policy and layers.

Face amount decreases will also incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the face amount decrease is allocated. Please see DEATH BENEFIT - Option to Change the Face Amount for a discussion of face amount decreases, the calculation of the proportionate surrender penalty and the allocation of the surrender penalty among accumulation values of the base policy and layers. Please also see OTHER BENEFITS- Surrender Penalty Deferral Endorsement

If you surrender your policy in full, the surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer, if no supplemental coverage is in force on the policy. The surrender penalty factors for a policy depend on:

o the insured's age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

o        how many years the policy and each layer, if any, have been in force.

If a supplemental coverage rider is added to the policy, then the surrender penalty for the rider is a surrender penalty factor times each $1,000 of the face amount of the rider and each rider layer, if any. The surrender penalty factor for a rider or rider layer depends on:

o the insured's age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the rider and each rider layer, respectively; and

o the number years the rider and each rider layer, if any, have been in force.

The surrender penalty is calculated in the same manner for the base policy and any layers and for any supplemental coverage associated with the base policy and any layers. To calculate the surrender penalty that will apply on a full surrender of the policy, add up the surrender penalties that apply on each coverage segment. To calculate the surrender penalty that applies for a coverage segment, you:

a)   divide the face amount of the coverage segment by $1,000; and

b) multiply that result by the surrender penalty factor for the coverage segment for the applicable policy, layer, rider or rider year in which the surrender occurs.

Surrender penalty factors generally decrease each policy year, and each layer, rider or rider layer year on the coverage segment's anniversary until the factor is zero at the end of the surrender penalty period.

An example of how to calculate the surrender penalty amount is shown in the SAI.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in the allocations of monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we do not assess this charge but at any time in the future we may impose a charge, up to the maximum amount, on transfers in excess of 18 per policy year.

This fee is designed to recover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

At any time upon your written request we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year, but we reserve the right to charge you up to $25 for each additional illustration you request in a policy year. We will deduct such a fee from the accumulation value of your base policy on a pro-rata basis.

This charge is designed to recover our administrative expenses associated with providing more illustrations than our other fees and charges for administrative expenses are designed to offset.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

This fee is designed to help us recover our expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as our expenses associated with processing the payment.

Reinstatement Interest Charge

If your policy lapses and you subsequently reinstate it, you will incur interest charges if you had an outstanding loan when the policy lapsed.

The reinstatement interest rate is an annual rate of 8.00% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the Reinstatement provisions. We do not currently impose this charge.

These interest charges are designed to help offset the loss of loan interest we would have otherwise earned from the date the policy lapsed to the date of reinstatement. The interest charges also help us recover a portion of the expenses we incur to underwrite and process the reinstatement request.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured's 100th birthday, and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

The monthly deduction for the base policy is equal to the sum of up to five charges:

o the monthly deduction rate for the base policy, times .001; multiplied by:

- the net amount at risk for the base policy total amount on the applicable monthly deduction date; multiplied by - the ratio of the face amount of the base policy to the base policy total amount; plus

o        the policy fee; plus

o the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

o        the monthly mortality and expense risk charge for the base policy; plus

o the monthly deduction for any riders excluding the portion of the supplemental coverage rider monthly deduction that is associated with a layer.

The monthly deduction for each layer is equal to:

o        the monthly deduction rate for the layer, times .001 multiplied by:

- the net amount at risk for the layer total amount on the applicable monthly deduction date; multiplied by

-    the ratio of the face amount of the layer to the layer total amount; plus

o the portion of the supplemental coverage rider monthly deduction that is associated with the layer; plus

o the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer; plus

o        the monthly mortality and expense risk charge for the layer.

Beginning with the policy anniversary nearest the insured's 100th birthday, we will not take any further monthly deductions.

If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any policy debt on the layer, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the accumulation value of the base policy.

Unless you specify otherwise, the amount we take from the accumulation value of the base policy and from any layers will be deducted from your investment options within the base policy or layers on a pro-rata basis. We will deduct the monthly mortality and expense risk charge proportionately from the sub-accounts. If you wish to specify the investment options from which you want the monthly deductions taken, you may submit a monthly deductions allocation election to us. A monthly deductions allocation election will not be effective before the reallocation date.

On or after the reallocation date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deduction election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election.

While your monthly deduction allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deduction allocation election, if:

o the monthly deduction amount for a layer exceeds the layer's accumulation value minus any policy debt; or

o the value of any of the investment options of any layer or of the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if the accumulation value in one or more layers or investment options is not sufficient to allow the monthly deductions to be taken according to your elections. You need to monitor the accumulation values and the values of the investment options of your policy.

We reserve the right to charge up to $25 for each change you request in the monthly deductions allocations. If we assess this charge, we will deduct the charge from the accumulation value of the base policy.

Monthly Deduction Rate: This rate is used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

We will determine the monthly deduction rate for the base policy and each layer on each monthly date. The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

o        the insured's gender;

o the insured's class of risk, as of the policy date or layer date, adjusted for any extra ratings;

o the number of years that the policy and each layer, respectively, have been in force; and

o        the insured's age as of the policy date or layer date.

The maximum monthly deduction rates for the base policy, layers, supplemental coverage rider and rider layers are based on the 1980 Commissioners Standard Ordinary table for sex distinct, unismoker, age nearest birthday rates, adjusted for extra ratings. The current monthly deduction rates, but not the guaranteed maximum monthly deduction rates, vary by smoker or non-smoker status of the insured.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. A table of guaranteed maximum monthly deduction rates for each layer will be shown in the policy data pages. We may use rates that are lower than the guaranteed maximum monthly deduction rates, but we will never use rates that are higher.

Any change in the monthly deduction rates, including those under a supplemental coverage rider or any rider layers will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued are guaranteed not to be increased during the first policy or layer year.

Policy Fee: On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first policy year, or (b) $10 per month thereafter. There are no separate policy fees for layers.

Monthly Expense Charge per Thousand: The monthly expense charge per thousand varies by policy. The charge for the base policy or a layer is based on:

o the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

o        the number of years the base policy or layer has been in force;
o        the insured's age at issue;

o        the insured's gender;

o        the insured's smoker or non-smoker status; and

o        the insured's class of risk.

The charge is calculated separately for the base policy and for each layer. We currently assess a monthly expense charge per thousand on the base policy and on any layers during the first five policy or layer years. We do not currently assess this charge after the fifth policy year.

We retain the right to assess a monthly expense charge per thousand up to the guaranteed maximum amount in any policy year or layer year, until the policy anniversary nearest the insured's 100th birthday.

Mortality and Expense Risk Charge: We assess a monthly charge on each monthly policy date against the accumulation value of the sub-accounts of the base policy and of each layer. The rate varies by the length of time the policy has been in force. The monthly rate is one-twelfth of the annual rate. For policy years 1 through 10, the annual rate is 0.65%. The annual rate we currently intend to charge during policy years 11 through 20 of 0.15% for policy years 21 and later, 0.00%. However, we may charge any rate not in excess of the maximum guaranteed mortality and expense risk charge. The maximum guaranteed mortality and expense risk charge on an annual basis is 0.65% during policy years 1 through 10; 0.40% in policy years 11 through 20, and 0.25% in policy years 21 and later.

The charge assessed for a sub-account is the monthly rate times the sub-account's accumulation value on the date the monthly deductions are taken. The monthly charge is taken proportionately from each sub-account, unless you elected to allocate your monthly deductions among specific investment options.

This charge compensates us for assuming mortality and expense risks; we may realize a profit from this charge. The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay a greater amount of net death benefits sooner than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.
Monthly Deduction for Riders: Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders, except for the monthly deduction for the Supplemental Adjustable Life Insurance Rider, is deducted solely from the accumulation value of the base policy. The monthly deduction for the Supplemental Adjustable Life Insurance Rider is deducted from the accumulation value of the base policy or layer with which the rider or rider layer is associated. A rider is associated with the base policy or layer that has the same policy date or layer date as the rider date. A rider layer is associated with the layer that has the same layer date as the rider layer date.

o Accident Indemnity Rider - The charge for this rider is part of the monthly deduction during the policy years while the rider is in effect. The rider terminates on the policy anniversary nearest the insured's 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of dollars of coverage amount under the rider.

o Extended No-Lapse Guarantee Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The maximum guaranteed charge is $0.06 per $1,000 of face amount per month. Face amount includes the face amount of all coverage segments on the policy, including those under a supplemental coverage rider or rider layer. Currently, we assess a monthly charge equal to $0.06 per $1,000 of total face amount of the policy.

o Guaranteed Insurability Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the insured's gender. The monthly rate is applied to the number of thousands of dollars of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by the insured's gender and issue age.

o Insurance on Children Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 65th birthday, or on the 25th birthday of the younger child named in the application for this rider, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

o Supplemental Adjustable Life Insurance Rider - The rider monthly deduction is the sum of the monthly deductions for the rider and for each rider layer.

     Monthly Deduction Rate for the rider, if the rider is part of the base policy total amount, is equal to:

1. The monthly deduction rate for the rider, times .001; times:

a. the net amount at risk for the base policy total amount on the applicable monthly deduction date; times

b. the ratio of the face amount of the rider to the base policy total amount;
plus

2. The monthly expense charge per thousand for the rider.

     The monthly deduction for the rider, if the rider is part of a layer total amount, is equal to:

1. The monthly deduction rate for the rider, times .001; times:

a. the net amount at risk for the layer total amount on the applicable monthly deduction date; times

b. the ratio of the face amount of the rider to the layer total amount; plus 2. The monthly expense charge per thousand for the rider.

     The monthly deduction for a rider layer is equal to:

1. the monthly deduction rate for the rider layer, times .001; times:

a. the net amount at risk for the layer total amount on the applicable monthly deduction date; times

b. the ratio of the face amount of the rider layer to the layer total amount;
plus

2. The monthly expense charge per thousand for the rider.

     We will determine the monthly deduction rate for the rider and each rider layer on each monthly policy date.

     The monthly deduction rate for the rider and each rider layer will depend on:

o    the insured's  sex;

o the insured's class of risk as of the rider date or rider layer date, adjusted for any extra ratings;

o    the number of years that the rider or rider layer has been in force; and

o        the insured's age on the rider date or rider layer date.

     A table of guaranteed maximum monthly deduction rates for the rider and a table of maximum guaranteed monthly deduction rates for each rider layer are shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Monthly Expense Charge Per Thousand. For the rider, this charge is equal to:

o    the monthly expense charge per thousand for the rider, times .001; times

o        the rider face amount.

     For a rider layer, this charge is equal to:

o    the monthly  expense  charge per thousand for the rider layer,  times .001;
     times

o        the rider layer face amount.

     The guaranteed maximum monthly expense charge per thousand for each rider or for each rider layer will be shown in the policy data pages. We may assess lesser charges than the guaranteed maximum monthly expense charge, but we will never assess a charge that is higher than the one shown.

     The monthly expense charge per thousand varies by policy. The charge for a rider or rider layer is based on:

o the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

o        the number of years the rider or rider layer has been in force;

o        the insured's age at issue;

o        the insured's gender;

o the insured's smoker or non-smoker status on the rider and, separately, on each rider layer; and

o the insured's class of risk on the rider and, separately, on each rider layer.

     Currently, we do not assess a monthly expense charge per thousand for the supplemental coverage. We may, however, assess the charge for supplemental coverage at any time in the future, but any charge we assess will not exceed the maximum guaranteed monthly expense charge per thousand for the supplemental coverage segment. The maximum monthly expense charge per thousand will be higher than the maximum monthly expense charge per thousand for an equal amount of basic coverage for the same insured with the same age at issue and for the same duration.

o Waiver Provision Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of dollars of net amount at risk on each coverage segment, respectively. The rate varies by the insured's attained age, gender, and smoker or non-smoker classification on the base policy.

Net Loan Interest Charge

The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. Loan interest is charged in arrears at an annual effective rate of 8.00% on the amount of the outstanding policy loan. Loan interest accrues daily and is due on the next policy anniversary or, if earlier, on the date on which the loan is repaid (in whole or in part); the policy is surrendered or otherwise terminated; the policy lapses; or the insured dies.

We deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. We do not allow you to elect an allocation for a loan taken to pay loan interest due. The loan interest deduction and transfer will be effective on the policy anniversary or such other date on which loan interest becomes due if that day is a valuation date. If the policy anniversary or such other date on which loan interest becomes due is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. You may choose to pay an amount equal to the loan interest due in cash. Any amount paid will be credited to the policy debt at the time it is received.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Portfolio Expenses section. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. Also, any increase in accumulation value should not be taxable until received by you or your designee. However, see Distributions Under Modified Endowment Contracts. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the contract (policy), make necessary and appropriate modifications to the contract (policy), or to our administrative rules, to prevent a contract (policy) owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets. A surrender, partial withdrawal, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount or other terms of the policy, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. When excess premium paid during a policy year is refunded with interest within 60 days after the end of the policy year, the interest will be taxable. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if at any time during the first seven policy years or during any subsequent 7-year test period resulting from a material change in the policy the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.


If there is any reduction in the policy's death benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.


Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans, and other distributions or refunds made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions, including assignments and pledges wherein no cash is received, are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d) the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.


Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.

If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.
You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.



DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate, Transamerica Securities Sales Corporation ("TSSC"), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)

TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.

Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers, Transamerica Financial Advisors ("TFA"), Transamerica Capital Inc. ("TCI") and Inter-Securities Inc. ("ISI") and unaffiliated firms may also be paid commissions and overrides to "wholesale" the policies, that is, to provide sales support and training to sales representatives at selling firms.


The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph.

The maximum commissions we pay between the selling firm and the wholesaling firm are:

o 115% of premiums allocated to basic coverage that are received in the first year, up to a level set by us ("first year premiums");

o 5% of premiums allocated to basic coverage that are received in the first year in excess of that level ("first year excess premiums");

o 4% of premiums allocated to basic coverage that are received in the second through tenth year ("renewal year premiums"); and

o 0.25% of the policy accumulation value, net of outstanding policy loans, beginning in the sixth policy year ("trail commissions").

Generally, the maximum commission we pay the selling firm on first year premiums is 90% of such premiums. The maximum commission we pay the wholesaling firm on first year premiums is 35% of such premiums. If we pay the wholesaling firm a commission that is more than 25% of first year premiums, then the commission we pay the selling firm on such premiums will be lower than the maximum so that, in total, the commissions on first year premiums paid to the selling firm and to the wholesaling firm will not exceed 115% of first year premiums.

Generally, we pay a commission to the selling firm of 4% of first year excess premiums, and we pay a commission to the wholesaling firm of 1% of such premiums. Generally, we pay a commission to the selling firm of 3% of renewal year premiums, and we pay a commission to the wholesaling firm of 1% of such premiums. We also provide compensation to selling firms for providing ongoing service in relation to the policies that have already been purchased. These commissions are trail commissions. Trail commissions are paid solely to the selling firm.

Commissions, other than trail commissions, are determined separately for the base policy and each layer based on the premiums allocated to basic coverage on the base policy and each layer, as well as the duration of the base policy and each layer. Trail commissions are based on the total policy accumulation value, net of all policy loans.

No commissions are paid on premiums allocated to supplemental coverage segments. The policy accumulation value, net of policy loans, attributable to supplemental coverage segments is included in the value used to determine trail commission amounts. To the extent permitted by NASD rules, TOLIC, TSSC, TFA, TCI, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below.


The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Our parent company also pays for a portion of TCI's operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital contributions that are not contingent on sales.
TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


Sales of the policies are supported by Transamerica Financial Advisors, Inc. ("TFA"), an affiliated selling broker-dealer. TOLIC underwrites certain costs of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA's administration and operation, and TOLIC is compensated by TFA for these expenses based on TFA's usage or other reasonable basis.

TSSC pays TFA's producers and their supervisors all of the commissions received from TOLIC for the sale of the policies, and receives from TOLIC an additional 10% expense allowance on all commissions paid on first year premium for sales of TOLIC's insurance products.


Sales representatives and their supervisors at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA's sales representatives.

In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (TOLIC's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA's representatives may be matched by TOLIC.

TFA's sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. TOLIC also maintains a non-qualified deferred compensation plan for TFA's sales representatives who are TOLIC insurance agents. The plan permits such agents to defer receipt of commissions on sales of TOLIC variable insurance products.

Additional Compensation Paid to Selected Selling Firms

We may pay certain selling firms additional cash amounts for "preferred product" treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2004, we had "preferred product" arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. TOLIC made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2004 in connection with the sale of the policies.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.


LEGAL PROCEEDINGS
Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.



FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)

The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES

         Independent Registered Public Accounting Firm

OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Accident Indemnity Rider Extended No-Lapse Guarantee Rider Extra Surrender Penalty Free Withdrawal Endorsement Full Policy Surrender Penalty Waiver Endorsement Guaranteed Insurability Rider Insurance on Children Rider Option for Additional Insurance Endorsement Supplemental Adjustable Life Insurance Rider Surrender Penalty Deferral Endorsement Waiver provision Rider
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF THE POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
ADDITIONAL POLICY INFORMATION
         Example of Administrative Charges
         Example of Monthly Deductions
         Allocation of Premiums
LIFE INSURANCE QUALIFICATION TEST AND THE DEATH BENEFIT
PERFORMANCE INFORMATION
         Calculation of Average Annual Total Returns
         Sub-Account Average Annual Total Returns Net of Portfolio Expenses Sub-Account Average Annual Total Returns Net of Portfolio Expenses and
                Mortality and Expense Risk Charges
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustrations using Current Policy Charges Illustration using Guaranteed Policy Charges

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

                                        A
APPENDIX A

DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o        Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:
                                 (866) TIIG-VUL
                                       or
                                 (866) 844-4885



o        Email:   TIIGVUL.CustomerService@transamerica.com
o        In-force Policy Web Site: www.mytransamerica.com

Age is the insured's age on his or her nearest birthday.

Age at Issue is the insured's age on the policy date for the base policy, on the layer date for a layer, on the rider date for the supplemental coverage rider, and on the rider layer date for a rider layer.

Associated Supplemental Coverage Segment is:

a) for the base policy, a supplemental coverage rider having a rider date the same as the policy date; and

b) for a layer, a supplemental coverage rider having a rider date the same as a layer date, or a supplemental coverage rider layer having a rider layer date the same as a layer date.

Base Policy is the policy excluding any layers, riders and rider layers.

Base Policy Total Amount is the sum of:

a) the face amount of the base policy; plus

b) the face amount of any associated supplemental coverage segment.

These face amounts are shown in the policy data pages.

Basic Coverage is insurance provided on the insured under the base policy or a layer, excluding any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, less any surrender penalty that would be assessed on:

a) the base policy and any associated supplemental coverage segment; or

b) a layer and any associated supplemental coverage segment.
The policy's cash value is the policy's accumulation value less the surrender penalties that would be assessed on a full surrender of the policy. The policy's cash value reflects the effect of surrender penalties on each coverage segment from the policy's accumulation value.

Coverage Segment is each separate portion of coverage on the policy. Each of the following is a coverage segment: (a) the base policy; (b) each layer; (c) supplemental coverage rider; and (d) each rider layer under a supplemental coverage rider.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies. Policy debt and any amounts due during the grace period to pay for insurance coverage will be deducted from the death benefit before payment is made.

Death Benefit Discount Factor is 0.99754. This factor is used in the calculation of the net amount at risk for purposes of determining the monthly deductions.

Death Benefit Factors are used to determine the death benefit under the life insurance qualification test, as described in the DEATH BENEFIT - Death Benefit Options section. The death benefit factors are shown in APPENDIX B.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Extended No-Lapse Period is the total number of months during which timely payment of the monthly extended no-lapse premium, adjusted for partial withdrawals, policy debt and premium refunds, may prevent the policy from going into default. The period begins on the policy date and ends immediately before the anniversary nearest the insured's 100th birthday.

Face Amount is used to determine the death benefit. The face amount of the policy is the sum of the face amounts for each coverage segment. These amounts are shown in the data pages for your policy.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in Separate Account VUL-6 and our various other separates accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount after the policy has been issued.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Total Amount for each layer is the sum of:

a) the face amount of basic coverage under a layer; plus

b) the face amount of any associated supplemental coverage.

We will issue new policy data pages showing this amount.

Layer Year is a twelve-month period beginning on the layer date, and each twelve-month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account of the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is the set of charges we deduct from the accumulation value of the policy on the policy date and on each succeeding monthly policy date. Monthly deductions cease on the policy anniversary nearest age 100.

Monthly Extended No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the extended no-lapse period to keep the Extended No-Lapse Guarantee Rider in effect. The initial amount of the monthly extended no-lapse premium is shown in the policy data pages. The monthly extended no-lapse premium will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.

Monthly No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the 10-year no-lapse period to prevent the policy from going into default if the monthly deductions exceed the net cash value on any monthly policy date during the no-lapse period. The initial amount of the no-lapse premium is shown in the policy data pages. This amount will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.


Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date is based on the policy date.

Net Amount at Risk is the difference between:

a) the death benefit multiplied by the monthly death benefit discount factor;
and

b) the accumulation value.

For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each. Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, less any policy debt. The net cash value of the base policy or a layer is its cash value less any policy debt allocated to the base policy or layer.

Net Premium is any gross premium minus an administrative charge.

No-Lapse Period is the total number of months during which timely payment of the monthly no-lapse premium will prevent the policy from going into default. The monthly no-lapse premium is adjusted to reflect partial withdrawals, policy debt and premium refunds. The period is the first ten policy years (first 120 policy months). The period is shown in the policy data pages and begins on the policy date.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Partial Withdrawal is a withdrawal from the policy, including any surrender penalties assessed. A partial withdrawal is equal to the sum of a partial surrender in excess of the surrender penalty free withdrawal amount, plus the amount of surrender penalties associated with such partial surrender, plus the portion, if any, of the partial surrender which is a surrender penalty free withdrawal amount.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured's death, the beneficiary is the payee under any settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Debt is the sum of all outstanding policy loans plus accrued loan interest.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value equal to the outstanding loan. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value equal to the outstanding loan. Except as otherwise provided in the policy, any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the premium allocation election then in effect. The Reallocation Date is the 25th calendar day following the date we approve the policy for issue. The date we approve the policy for issue is the first of the 25 calendar days.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements.

Rider is an attachment to the policy that provides an additional benefit.

Rider Date is the effective date of the supplemental coverage rider added to the policy. The rider date is the same as the policy date if the rider is added when the base policy is issued. The rider date is the same as a layer date if the rider is added when a layer is added to the policy. The rider date is used to determine rider anniversaries and rider years.

Rider Layer Date is the effective date of a rider layer under the supplemental coverage rider. The rider layer date is the same date as the layer date of a layer added to the policy at the same time as the rider layer. The rider layer date is the date used to determine rider anniversaries and rider years.

Rider Layer is coverage provided by an increase in face amount of the rider.

Separate Account is Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Supplemental Coverage is the total amount of insurance provided under a supplemental adjustable life insurance rider (supplemental coverage rider) and rider layer.

Supplemental Coverage Rider is the Supplemental Adjustable Life Insurance Rider.

Target Amounts are amounts established by us that we use:

1. To allocate the following among coverage segments:

o        premiums;

o        partial surrenders and surrender penalty free withdrawals; and

2. To determine the applicable administrative charges to deduct from gross premiums.

Target amounts vary. Each coverage segment has its own target amount based on the face amount of the coverage segment; the insured's gender; the age at issue and underwriting classification. We may also use additional criteria to determine target amounts. The target amounts are shown in the policy data pages. The target amount for a coverage segment will change due to an increase or decrease in the face amount for that coverage segment or changes in underwriting classification for that coverage segment. Changes are reflected prospectively from the date of change.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation, change your monthly deductions allocation or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 p.m. Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

                                        B
APPENDIX B
DEATH BENEFIT FACTORS

Following are the death benefit factors for policies on which the guideline premium test applies.

          Insured's                            Insured's                            Insured's
          Attained     Death Benefit           Attained     Death Benefit           Attained     Death Benefit
             Age           Factor                 Age           Factor                 Age           Factor

         40 or less         2.50                  60             1.30                  80             1.05
             41             2.43                  61             1.28                  81             1.05
             42             2.36                  62             1.26                  82             1.05
             43             2.29                  63             1.24                  83             1.05
             44             2.22                  64             1.22                  84             1.05

             45             2.15                  65             1.20                  85             1.05
             46             2.09                  66             1.19                  86             1.05
             47             2.03                  67             1.18                  87             1.05
             48             1.97                  68             1.17                  88             1.05
             49             1.91                  69             1.16                  89             1.05

             50             1.85                  70             1.15                  90             1.05
             51             1.78                  71             1.13                  91             1.04
             52             1.71                  72             1.11                  92             1.03
             53             1.64                  73             1.09                  93             1.02
             54             1.57                  74             1.07                  94             1.01

             55             1.50                  75             1.05                  95             1.00
             56             1.46                  76             1.05
             57             1.42                  77             1.05
             58             1.38                  78             1.05
             59             1.34                  79             1.05

The death benefit factor for ages after 95 is 1.00.


DEATH BENEFIT FACTORS

Following are the death benefit factors for policies on which the cash value accumulation test applies.

                  ----------- ----------- -----------             ---------- ----------- -----------
                   Attained                                       Attained
                     Age         Male       Female                   Age        Male       Female
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      0        12.16        14.66                    51         2.46        2.87
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      1        11.86        14.30                    52         2.39        2.78
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      2        11.52        13.89                    53         2.32        2.70
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      3        11.18        13.49                    54         2.26        2.63
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      4        10.85        13.09                    55         2.20        2.55
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      5        10.52        12.69                    56         2.14        2.48
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      6        10.19        12.30                    57         2.08        2.41
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      7         9.87        11.91                    58         2.03        2.34
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      8         9.55        11.54                    59         1.97        2.27
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      9         9.23        11.17                    60         1.92        2.21
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      10        8.93        10.81                    61         1.88        2.15
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      11        8.63        10.46                    62         1.83        2.09
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      12        8.35        10.12                    63         1.79        2.03
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      13        8.08         9.79                    64         1.75        1.98
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      14        7.83         9.47                    65         1.71        1.93
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      15        7.59         9.17                    66         1.67        1.87
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      16        7.36         8.87                    67         1.63        1.83
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      17        7.14         8.59                    68         1.60        1.78
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      18        6.93         8.31                    69         1.56        1.73
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      19        6.74         8.05                    70         1.53        1.69
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      20        6.54         7.79                    71         1.50        1.65
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      21        6.36         7.55                    72         1.47        1.61
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      22        6.17         7.30                    73         1.45        1.57
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      23        5.99         7.07                    74         1.42        1.54
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      24        5.81         6.84                    75         1.40        1.50
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      25        5.63         6.62                    76         1.38        1.47
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      26        5.45         6.41                    77         1.36        1.44
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      27        5.28         6.20                    78         1.34        1.41
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      28        5.11         5.99                    79         1.32        1.39
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      29        4.94         5.80                    80         1.30        1.36
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      30        4.78         5.61                    81         1.25        1.31
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      31        4.63         5.42                    82         1.24        1.29
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      32        4.48         5.25                    83         1.22        1.27
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      33        4.33         5.07                    84         1.21        1.25
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      34        4.19         4.91                    85         1.19        1.23
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      35        4.05         4.75                    86         1.18        1.21
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      36        3.92         4.59                    87         1.17        1.19
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      37        3.80         4.44                    88         1.16        1.18
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      38        3.67         4.30                    89         1.15        1.16
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      39        3.56         4.16                    90         1.14        1.15
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      40        3.44         4.03                    91         1.13        1.14
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      41        3.34         3.90                    92         1.12        1.13
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      42        3.23         3.78                    93         1.11        1.11
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      43        3.13         3.66                    94         1.10        1.10
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      44        3.03         3.55                    95         1.09        1.09
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      45        2.94         3.44                    96         1.07        1.07
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      46        2.85         3.34                    97         1.06        1.06
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      47        2.77         3.24                    98         1.05        1.05
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      48        2.69         3.14                    99         1.04        1.04
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      49        2.61         3.05                    100        1.04        1.04
                  ----------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      50        2.53         2.95
                  ----------- ----------- -----------

The death benefit factor for ages after age 100 is 1.04.

                                       C 5
APPENDIX C

SURRENDER PENALTY

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy, the surrender penalty calculated for each layer, if any, and the surrender penalty for each supplemental coverage segment, if any.

To calculate the surrender penalty of the base policy, multiply the surrender penalty factor for the current policy year times the face amount of the base policy divided by $1,000. This is the surrender penalty for the base policy. There is no surrender penalty for the base policy basic coverage after the first 12 policy years.

To calculate the surrender penalty that will apply on a full surrender of each layer, multiply the surrender penalty factor for the current layer year times the face amount of that layer divided by $1,000. This is the surrender penalty for that coverage segment on the layer. There is no surrender penalty for a layer after 12 layer years.

Surrender penalties also apply to coverage, if any, provided under a supplemental adjustable life insurance rider. To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under the rider, multiply the surrender penalty factor for the current rider year times of the face amount of the supplemental coverage under the rider divided by $1,000. This is the surrender penalty for the rider coverage. There is no surrender penalty for the rider coverage after the first 16 rider years.

To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under a rider layer, multiply the surrender penalty factor for the current rider layer year times the thousands of face amount of the supplemental coverage under the rider layer divided by $1,000. This is the surrender penalty for the rider layer coverage. There is no surrender penalty for the rider layer coverage after the first 16 rider layer years.

The total of the surrender penalties for the base policy and any layers, plus the surrender penalties for the supplemental coverage, if any, under the supplemental coverage rider and any rider layers, are deducted from the policy's accumulation value, less any policy debt, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found in your policy data pages. The surrender penalty factors on the base policy and on each layer, as well as on the supplemental coverage rider and on each rider layer, vary by the insured's age at issue, gender, smoker or non-smoker status, and risk class, as well as how long the base policy, layer, supplemental coverage rider or supplemental coverage rider layer, as applicable, has been in force. Age at issue is determined separately for the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The smoker or non-smoker status and risk class also may vary among the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. The surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. The surrender penalty factors for the supplemental coverage rider generally decrease each rider year on the rider's anniversary. The surrender penalty factors for a rider layer generally decrease each rider layer year on the rider layer's anniversary. The surrender penalty factors for any coverage segment are zero after the end of the surrender penalty period for the coverage segment.

A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during a surrender penalty period for the base policy, any layer, the supplemental coverage rider or any supplemental coverage rider layer. If the request for a surrender or partial surrender is effective on the last day of a policy year, layer year, rider year, or rider layer year, as applicable, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary, layer anniversary, rider anniversary, or rider layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of Surrender Penalty on a "Sample" Policy.

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The example assumes that the policy has a base policy face amount of $400,000 and includes a supplemental coverage rider with a rider face amount of $100,000. The total face amount of the policy is, therefore, $500,000. This example assumes that no layers have been added to the policy and, therefore, it also assumes that no rider layers have been added to the rider.

The surrender penalty factors listed below are those that apply on this policy assuming the insured is a male, age 45 on the policy and rider dates, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.




                   Surrender Penalty Factor for Each $1,000 of
                             Base Policy Face Amount

        Policy Year              Surrender Penalty Factor            Policy Year             Surrender Penalty Factor
        -----------              ------------------------            -----------             ------------------------
             1                            $28.80                          7                           $25.30
             2                            $28.30                          8                           $24.70
             3                            $27.70                          9                           $19.70
             4                            $27.10                          10                          $14.80
             5                            $26.50                          11                           $9.80
             6                            $25.90                          12                           $4.90
             7                            $25.30                         13+                           $0.00

                   Surrender Penalty Factor for Each $1,000 of
                     Supplemental Coverage Rider Face Amount

        Policy Year                  Surrender Penalty Factor            Policy Year             Surrender Penalty Factor
        -----------                  ------------------------            -----------             ------------------------
             1                            $28.70                          9                           $24.00
             2                            $28.10                          10                          $23.30
             3                            $27.60                          11                          $22.70
             4                            $27.00                          12                          $22.10
             5                            $26.40                          13                          $17.60
             6                            $25.80                          14                          $13.20
             7                            $25.20                          15                           $8.80
             8                            $24.60                          16                           $4.40
                                                                         17+                           $0.00


To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

1. For the base policy,

a. Determine the face amount of the base policy;

b. Divide (a) by $1,000;

c. Determine the policy year during which the surrender occurs;

     d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

     e. Multiply the result of (b) times (d).

2. For the supplemental coverage rider:

a. Determine the face amount of the rider;

     b. Divide (a) by $1,000;

     c. Determine the rider year during which the surrender occurs;

     d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in
          (c); and

e. Multiply the result of (b) times (d).

Let us assume the policy is surrendered during the 7th policy and rider year.

Following the steps, above, we determine the surrender penalty as follows:

1. The surrender penalty for the base policy:

     a. The face amount of the base policy is $400,000;

b.       Divide (a) by $1,000; the result is 400 ($400,000 divided by $1,000);

c. The policy year is Year 7;

d. The surrender penalty factor for Year 7 is $25.30 for each $1,000 of base policy face amount;

e.       The result of (b) times (d) is $10,120 (400 times $25.30).

2. The surrender penalty for the rider:

a. The face amount of the rider is $100,000;

b.       Divide (a) by $1,000; the result is 100 ($100,000 divided by $1,000);

c. The rider year is Year 7;

d. The surrender penalty factor for Year 7 is $25.20 for each $1,000 of rider face amount;

e.       The result of (b) times (d) is $2,520 (100 times $25.20).

The full surrender penalty for the policy is $12,640. This is the sum of the surrender penalty for the base policy ($10,120) plus the surrender penalty for the rider ($2,520).

The surrender penalty is deducted from the accumulation value, less any policy debt, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Example

The maximum surrender penalty factor for the base policy applies to a policy issued insuring a male, age 59, qualifying for our preferred non-smoker rating class. The maximum surrender penalty factor applies for surrenders, partial surrenders and decreases in face amounts that occur during the first policy year. Listed below are the surrender penalty factors that apply to a policy issued, without riders, to such a person.


                   Surrender Penalty Factor for Each $1,000 of
                             Base Policy Face Amount

        Policy Year              Surrender Penalty Factor            Policy Year             Surrender Penalty Factor
        -----------              ------------------------            -----------             ------------------------
             1                            $45.50                          9                           $28.40
             2                            $44.00                          10                          $21.30
             3                            $42.60                          11                          $14.20
             4                            $41.20                          12                           $7.10
             5                            $39.70                         13+                           $0.00
             6                            $38.30
             7                            $36.90
             8                            $35.50

If this hypothetical policy had a face amount of $500,000 of basic coverage, and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransAccumulator VUL policy would apply and would be $22,750.

ADDITIONAL INFORMATION


Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2005 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Administration Unit
         P.O. Box 417002 Kansas City, Missouri 64141-7002

         Telephone: 1-866-844-4885
         E-Mail: CustomerService@transamerica.com
         In Force Policy Website: www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.

Contact the NASD

TSSC serves as the principal underwriter for the policies. More information about TSSC is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


Investment Company Act of 1940 [811-10557]

--------
                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005


                             TRANSACCUMULATORSM VUL


                      Issued Through Separate Account VUL-6

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 53499



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransAccumulator VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2005 by:

o        calling (866) 844-4885;

o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Administration Unit, Box 417002; Kansas City, Missouri 64141-7002; or

o    sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransAccumulator VUL policy.



TABLE OF CONTENTS

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4

         Independent Registered Public Accounting Firm............................................................4
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS............................................................................4

         Accelerated Death Benefit Option Endorsement.............................................................4
         Accident Indemnity Rider.................................................................................6
         Extended No-Lapse Guarantee Rider........................................................................7
         Extra Surrender Penalty Free Withdrawal Endorsement......................................................8
         Full Policy surrender Penalty Waiver Endorsement.........................................................9
         Guaranteed Insurability Rider............................................................................9
         Insurance on Children Rider..............................................................................9
         Option for Additional Insurance Endorsement.............................................................10
         Supplemental Adjustable Life Insurance Rider............................................................10
         Surrender Penalty Deferral Endorsement..................................................................13
         Waiver provision Rider..................................................................................13
OTHER POLICY PROVISIONS..........................................................................................14
         Delay of Payment........................................................................................14
         Guaranteed Exchange Option .............................................................................14
         Incontestability of the Policy..........................................................................16
         Misstatement of Age or Sex in the Application...........................................................17
         Suicide.................................................................................................17
SETTLEMENT OPTIONS...............................................................................................17
         Benefit Payment Option..................................................................................17
         General.................................................................................................18
REPORTS  18

SALES OF POLICY..................................................................................................18
         Principal Underwriter...................................................................................19
         Sales Compensation......................................................................................19
         Sales in Special Situations.............................................................................19

ADDITIONAL POLICY INFORMATION....................................................................................20
         Example of Administrative Charges.......................................................................20
         Example of Monthly Deductions...........................................................................20
         Allocation of Premiums..................................................................................22
LIFE INSURANCE QUALIFICATION TEST AND THE DEATH BENEFIT..........................................................24
PERFORMANCE INFORMATION..........................................................................................24

         Calculation of Average Annual Returns...................................................................25
         Sub-Account Average Annual Total Returns................................................................26
         Money Market Portfolio Yields...........................................................................30
         Yields for Money Market Portfolios......................................................................30
         Other Performance Information...........................................................................30
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................31
         Assumptions.............................................................................................31
         Deductions for Charges..................................................................................32
         Expenses of the Portfolios..............................................................................32
         Net Annual Rates of Investments.........................................................................32
         Illustration using Current Policy Charges...............................................................33
         Illustrations using Guaranteed Policy Charges...........................................................34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................35
FINANCIAL STATEMENTS.............................................................................................35


TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o all net premiums paid into it less any refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the specified date if that date is a monthly policy date, or, if applicable, on the valuation date immediately following the monthly policy date; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account, not including the loan account, for all policy years is 3.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the insured's age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate.

For regular policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of no less than 6.75%. For preferred policy loans, we will credit interest with respect to the outstanding loan balance in the loan account at an annual effective interest rate of return of no less than 7.75%.


The Separate Account

Transamerica Occidental Life Separate Account VUL-6, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-6 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accountants of Transamerica Occidental Life Insurance Company and the separate account. Ernst & Young LLP is an independent auditing firm with offices throughout the United States and overseas.



OPTIONAL BENEFITS -RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement are in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction

Accelerated Death Benefit Option Endorsement

This endorsement provides for the payment of an accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Other conditions apply which determine whether an accelerated death benefit is payable.

There is no charge for the endorsement unless an accelerated death benefit is paid. There is a charge of $250, deducted from each accelerated death benefit payment, each time the benefit is paid. Adding the endorsement does not increase your monthly deductions.

This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult with a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:
o        $250,000; or

o 75% of the combined policy death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy debt.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any monthly deductions due in accordance with the grace period provisions.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the insured's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the insured or a member of either your or the insured's immediate family, and

o        who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or the diagnosis is made, and

o        who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if the terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o        You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or
b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying A by B, where:

A    is the Accelerated Death Benefit; and

B is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and monthly no-lapse premium will be adjusted as of the effective date of this option.

The adjustments to the basic death benefit will be made in the following order:

o    policy layers, if any, beginning with the most recently added layer; and

o        remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain additional medical opinions and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the accelerated death benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured's terminal illness.

Accident Indemnity Rider

This rider provides an accidental death benefit if it is in effect on the date the insured dies as a result of accidental bodily injury. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

The accidental death benefit under the rider is in addition to any death benefit under the policy. The amount of the rider is shown in the policy data pages. The death benefit under the rider will be twice the amount shown in the policy data pages if the insured dies as a result of bodily injury sustained while the insured was a fare-paying passenger on a common carrier. There are various limitations on causes of death which qualify for death by accidental injury.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o if any premium for the rider remains unpaid after the end of the grace period;

o        if the policy is surrendered;

o        when the policy terminates; or

o        at the policy anniversary nearest the insured's age 70.

Extended No-Lapse Guarantee Rider

This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of policy issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.

Cumulative Extended Premium No-Lapse Requirement. To keep the rider in force, you must meet the following cumulative premium requirement. On the policy date and each succeeding monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly extended no-lapse guarantee premiums to that date.

Cumulative premiums are:

o        the sum of premiums paid; less

o        any policy debt as of the monthly policy date; less

o any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a waiver provision rider and a disability claim is approved during the extended no-lapse period while the rider is in force, the monthly extended no-lapse premium will be waived for the same length of time that the policy is on waiver. Any waiver of a monthly extended no-lapse premium is subject to the terms of this rider. The extended no-lapse period will not be extended.

During the extended no-lapse period, the monthly extended no-lapse premium will change if any of the following changes occur on your policy:

o        we agree to an increase in the face amount;

o        we agree to a decrease in the face amount;

o        there is a decrease in the face amount due to a partial withdrawal;

o        we agree to add, terminate or change a rider; or

o        there is a change in the insured's underwriting classification.

We will adjust the monthly extended no-lapse premium prospectively starting with the date of change. The extended no-lapse guarantee period will not be extended.

If the extended no-lapse guarantee causes the policy not to be in default, the following will apply:

o Provided you continue to satisfy the cumulative premium requirement, the death benefit under the policy will be maintained under the rider until the monthly policy date when the net cash value exceeds the monthly deductions then due or until the end of the extended no-lapse period, whichever is earlier. If the death benefit is being maintained under the rider on the policy anniversary nearest age 100, it will continue to be maintained.

o All other riders except the Supplemental Adjustable Life Insurance Rider and any Waiver Provision Rider will terminate.

o We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the rider. As a result, your accumulation value and your net cash value could fall below zero.

o The policy may still go into default if the policy debt ever exceeds the accumulation value.

Monthly Rider Charge. There is a monthly charge of $0.06 for each $1,000 of face amount of the policy to which this rider applies. Face amount of the policy includes the face amount of the base policy, each layer, any supplemental coverage rider, and each rider layer under a supplemental coverage rider. This charge is taken monthly on the monthly policy date. If that date is not a valuation date, the charge will be taken on the next valuation date. The charge is a monthly rider deduction described in the Monthly Deductions section of the prospectus.

Automatic Termination. The rider will terminate on the first of the following:

o        the policy terminates for any reason;

o failure to meet the cumulative premium requirements on a monthly policy date;

o    you change the death benefit option from Option 1 to any other option; and

o        the extended no-lapse guarantee period ends.

Reinstatement. If the rider terminates solely because the cumulative premium test was not met, you may reinstate the rider within 30 days of the termination date.

To reinstate the rider, you must, within 30 days of the termination date:

o        request reinstatement in writing; and

o        pay us the premium required to reinstate the rider.

The premium required to reinstate the rider is equal to A plus B, where:

     A is the amount required to satisfy the cumulative premium requirement as of the termination date; and

     B is an amount equal to two times the monthly extended no-lapse premium.

Reinstatement of the rider will be subject to all of the other provisions of this section.

Cancellation. You may cancel the rider by written request. Cancellation will be effective on the monthly policy date following the date we receive your written request to cancel the rider.

Extra Surrender Penalty Free Withdrawal Endorsement

This endorsement allows you to take an extra surrender penalty free withdrawal after the first policy year, in addition to the standard penalty free withdrawal amount. The endorsement will be added to your policy at issue if it has been approved in the state in which you apply for the policy. There is no additional charge for this endorsement. You may request an extra surrender penalty free withdrawal if you send us satisfactory written proof that the insured requires medical care for one of the following conditions:

o        heart attack;

o        stroke;

o        cancer (malignant tumor);

o        renal failure; or

o        major organ transplant.

This proof must consist of a doctor's certification acceptable to us.

Subject to a minimum $100 withdrawal amount, the maximum amount available for an extra withdrawal is:

o 10% of the policy's current accumulation value as of the date we approve the request; less

o        the sum of all extra withdrawals since the last policy anniversary.

There may be important tax consequences from taking making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Full Policy Surrender Penalty Waiver Endorsement

This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that you plan to make premium payments of at least $100,000 per year for each of the first five policy years, among other criteria.

Guaranteed Insurability Rider

This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL policy.

You may cancel this rider by sending us a written request for cancellation. The rider will terminate as of the monthly policy date following our receipt of your cancellation request.

This rider will automatically terminate:

o        if any premium remains unpaid after the end of the grace period; or

o        when the policy is surrendered; or

o        if the policy terminates; or

o on the policy anniversary nearest the insured's age 40, or when the maximum number of options have been exercised, whichever is sooner.

Insurance on Children Rider

This rider provides for a benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age
65. It is available on insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.
Under this rider, you purchase term insurance for any child we approve for coverage under the rider. The term insurance is convertible to permanent plans of insurance we make available for this purpose. Conversion privileges exist when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.

You may cancel this rider on any monthly policy date by sending us a written request for cancellation. This rider will automatically terminate:

o        if any premium remains unpaid after the grace period;

o        when the policy is surrendered;

o        if the policy terminates;

o        on the policy anniversary nearest the insured's age 65;

o on the insured's death, subject to the provisions for paid-up term life insurance;

o        on the child's 25th birthday; or

o        when all or part of such insurance is converted.

Option for Additional Insurance Endorsement

This endorsement will be added to your policy if the insured is 65 years old or less on the policy date and meets our underwriting requirements for this endorsement. There are no charges for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.

If this endorsement is in effect on your policy, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement.

The maximum amount of insurance available under the endorsement will be the lesser of:

o        the original face amount; or

o        $100,000.

If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.

The additional coverage will be issued as a new TransAccumulator VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.

Supplemental Adjustable Life Insurance Rider

While the rider is in force and subject to the terms of the rider and the policy, we will pay the rider death benefit after we receive due proof that the insured's death occurred while the rider was in force. The rider death benefit will be payable to the same person, and in the same manner, as the death benefit.

For purposes of the rider, the following definitions will apply:

o Age at Issue is the insured's age on the rider date for the rider or on the rider layer date for a rider layer.

o Monthly Deduction for the rider is an amount we withdraw from the accumulation value of the base policy and the accumulation value of each layer as described in the Rider Monthly Deductions provision in the prospectus.

o Reinstate means to restore coverage after the policy and the rider have lapsed.
Death Benefit. The face amount of the rider is shown in the policy data pages. The rider death benefit consists of the difference between:

o the death benefit generated by including the rider face amount and the face amount of any rider layers in the "face amount" in the calculations shown in the Death Benefit Option provisions; and

o        the death benefit that would be generated by excluding such amounts.

Increasing the Face Amount. If you increase the total face amount of the policy, a new layer will be added to the policy. Subject to our rules, you may allocate a portion of the increase to a new rider layer.

The new rider layer will have its own surrender penalty period for 16 years, beginning on the rider layer date. The monthly deduction for the new layer will take into account:

o        the total face amount of the policy;

o        the insured's gender;

o        the insured's class of risk as of the rider or rider layer date;

o        the insured's age on the rider layer date; and

o        how long the rider or rider layer has been in force.

We will issue new policy data pages showing the face amount of the new rider layer. After the increase, the monthly expense charge per thousand for the rider and any rider layers will be based on the new total face amount of the policy, including the rider and any rider layers.

Effect of Face Amount Increase. If the face amount of the rider or the rider layer is increased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period for the policy will not be extended. The increase in the face amount of the policy may cause a change in the monthly expense charge per thousand.

Decreasing the Face Amount. The rider or rider layer face amounts may be decrease according to the Decreasing the Face Amount provisions for the policy.

Any decrease of the face amount of the rider or a rider layer may cause a change in the maximum monthly expense charge per thousand and the maximum monthly expense charge per thousand to be charged for the rider or rider layer.

A surrender penalty will apply on the amount of the face amount reduction allocated to the rider during the first 16 rider years or to a rider layer during the first 16 rider layer years. Surrender penalties will be determined as described in the Decreasing the Face Amount provisions for the policy. There are Tables of Surrender Penalty Factors for the rider in the policy data pages. We will use these factors to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider or rider layer years.
The face amount decrease will be applied such that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

We will issue new policy data pages showing the new rider face amount and any new rider layer face amounts. After the decrease:

o The monthly expense charge per thousand for the rider or for a rider layer will be based on the new total face amount of the policy; and

o Any future surrender penalties for the rider or any rider layer will be based on the new face amount of the rider or rider layer.

Effect of Face Amount Decrease. If the face amount of the rider or a rider layer is decreased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period will not be extended. The decrease in the face amount of the policy may cause a change in the monthly expense charge per thousand to be charged.
Surrenders and Surrender Penalties. A partial surrender or surrender penalty free withdrawal may result in a reduction in the face amount of the rider or of a rider layer, as provided in the Partial Surrender provisions.

If a partial withdrawal results in a reduction in the base policy total amount or any layer total amount, the reduction will be applied so that, for any remaining base policy total amount or any remaining layer total amount, the ratio of basic coverage to supplemental coverage will be the same as before the reduction.

During the first 16 rider or rider layer years, we will assess a proportionate surrender penalty on any surrender amount that is attributable to the rider or to a rider layer. Surrender penalties will be determined as described in the Partial Surrender section. There are Tables of Surrender Penalty Factors for the rider and rider layers in the policy data pages. We will use the factors in the table to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider layer years.

A full surrender of the policy under the NONFORFEITURE OPTION - FULL SURRENDER will result in a surrender penalty being assessed on any surrender amount that is attributable to the rider during the first 16 rider years, or to a rider layer during the first 16 rider layer years.

To calculate the surrender penalty for the rider, find the surrender factor for the current rider year. Multiply this factor by the number of thousands of rider face amount. This is the surrender penalty for the rider. There is no surrender penalty for the rider after the first 16 rider years.

To calculate the surrender penalty for a rider layer, find the surrender factor for the current rider layer year. Multiply this factor by the number of thousands of rider layer face amount. This is the surrender penalty for the rider layer. There is no surrender penalty for a rider layer after 16 rider layer years.

Effects of Guaranteed Exchange Option. In addition to the conditions in the Guaranteed Exchange Option section, the following conditions will also apply.

If the policy includes any supplemental coverage under the rider and the new policy allows for a supplemental coverage rider, the minimum initial premium for the new policy will be determined with reference to the required annual premiums for the basic coverage and for the supplemental coverage under the new policy.

If the policy includes any supplemental coverage under the rider and the new policy also allows for a supplemental coverage rider, the surrender penalty period offset under the new policy will be determined with reference to the surrender penalty periods for the basic coverage and for the supplemental coverage under the policy.

Amount We Pay is Limited in the Event of Suicide. If the insured dies by suicide, while sane or insane, within two years from the issue date of the rider, we will be liable only for the amount of premiums paid for the rider.

If you request an increase in the face amount of the rider, this suicide provision will start anew, beginning on the rider layer date, but any extension of the original exclusion period will be applicable only to the face amount of that rider layer.

Misstatement of Age or Sex in the Application. If there is a misstatement of the insured's age or gender in the application, we will adjust the excess of:

o the portion of the policy's death benefit that is attributable to the rider over

o the portion of the policy's accumulation value that is attributable to the rider to that which would be purchased by the most recent monthly deduction at the correct age or sex.

Termination of Insurance. The rider will terminate when the policy terminates. If the rider is issued with a rider date that is the same as a layer date, the rider will terminate when the layer total amount is reduced to zero.

Reinstatement. The rider is subject to the REINSTATEMENT provision. When reinstated, the face amount of the rider or any rider layer will be the same as at the time of lapse.

No Cash Value or Dividends. This rider has no cash value and does not participate in our profits or surplus. Surrender Penalty Deferral Endorsement

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy at issue if:

o You indicate you plan to pay at least $50,000 per year for the first 5 policy years, and

o        You request the endorsement on the application.

There is no charge for this endorsement. It can be added to your policy only when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

Waiver Provision Rider

This rider provides that we will waive each monthly deduction due immediately on or after the insured's 10th birthday if the insured becomes totally disabled. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are age55 years old or less on the rider date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the insured is a student, then "any gainful work" includes going to school. A total disability includes the insured's loss of sight in both eyes, or the use of both feet or both hands, or of one hand and one foot. The beginning of total disability will be the beginning of the disability which totally disables the insured for not less than six months. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from:

o        intentionally self-inflicted injury;

o        participation in an insurrection; or

o        war, declared or undeclared, or any act of war.

Benefits will end if the insured is no longer totally disabled, or if the insured does not give us due proof, or refuses to submit a requested medical examination.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o        if the policy is surrendered;

o        if the policy lapses; or

o at the policy anniversary nearest the insured becoming age 60 subject to any claims under the rider.

OTHER POLICY PROVISIONS

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefits payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan allocated solely to the fixed account made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you may exchange your current policy for a fixed policy offered by us without providing us evidence of insurability. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o        the insured is living;

o        the current policy does not have any outstanding loans;

o    monthly  deductions are not being waived under the Waiver  Provision Rider;
     and

o the death benefit under the policy is not being maintained under a no-lapse option.

We will transfer the accumulation value on the date the current policy is exchanged for the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to the layers and the base policy of the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransAccumulator VUL policy. If the new policy allows for layers, the layer date for each layer of the new policy will be the same as the layer date for the equivalent layer of the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The new policy will be based on the sex, age and class of risk of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the sex, age and class of risk of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. We will not pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy's base policy; plus

o the cumulative total of any required premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

If the current policy includes supplemental coverage under a supplemental coverage rider and the new policy allows for supplemental coverage under a supplemental coverage rider, then the minimum initial premium will be determined with reference to any required premiums for the basic coverage and for the supplemental coverage under the new policy.

Surrender Penalty Period. The period for which the coverage segment under the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the applicable coverage segment of the new policy.

Suicide and Incontestability. The period for which the current policy and any layers was in effect before the date of the exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy and any layers of the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. You may change the owner of the new policy if you indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. You may change the beneficiary of the new policy if you indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the 20th policy anniversary;

o        the policy anniversary nearest the insured's age 95;

o        the date the current policy is surrendered or terminated; or

o the date the current policy lapses under the Grace Period provision in the prospectus.

Misstatement of Age or Sex. If a misstatement of the insured's age or gender is found before this option is exercised and the current policy's death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable after it has been in force during the insured's lifetime for two years from the date of issue. This provision does not apply to any rider providing benefits specifically for disability or accidental death. If the policy was issued to you as a result of a contractual conversion from another policy we issued to you, the period for which the new policy was in force before the date of conversion will be used to offset the time period for incontestability under the new policy.

When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, based on statements made in the application for that layer, beginning on the layer date.

If a supplemental coverage rider is in effect, the rider will be incontestable after it has been in force during the insured's lifetime for two years from the rider issue date.

If you request an increase in the face amount of the supplemental coverage rider, the incontestability provision will start over, beginning on the rider layer date. An extension of the original incontestability period will apply only to the face amount of that rider layer.

If the base policy is rescinded for any contestable reason (e.g., material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

If the policy lapses and is reinstated during the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the application or reinstatement application. If a policy lapses and is reinstated after the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the reinstatement application. When a policy is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that layer, beginning on the date the layer is reinstated.

If a supplemental coverage rider lapses and is reinstated during the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the application or reinstatement application. If a rider lapses and is reinstated after the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the reinstatement application. When a rider is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that rider, beginning on the date the rider is reinstated.

Misstatement of Age or Sex in the Application

If there is a misstatement of the insured's age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrender penalty free withdrawals, loans and loan interest due.

If the policy is issued to you as a result of a contractual conversion from another policy we issued to you, the period the old policy was in force before the date of conversion will be used to offset the time period for the suicide exclusion under the new policy.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.

If a supplemental insurance rider is in effect on the date the insured dies by suicide and within two years from the rider issue date, we will be liable only for the amount of premiums paid for the rider. If you request an increase in the face amount of the rider, the suicide provision will start over, beginning on the rider layer date. An extension of the original exclusion period will apply only to the face amount of that rider layer.

SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on that individual's age on his or her birthday that is nearest the date of the insured's death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.


REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF THE POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

TSSC's principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TOLIC and, like TOLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.

During years 2004, 2003, and 2002, the amounts paid to TSSC in connection with all policies sold through the separate account were $3,408.070.70, $2,152,134.32, and $1,780,931.95, respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.

We, TSSC and/or TCI may pay certain selling firms additional cash amounts for:
(1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the monthly deductions;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.
ADDITIONAL POLICY INFORMATION

Example of Administrative Charges

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

For example, if the target amount for the base policy is $3,000, and you pay a premium allocated to the base policy of $4,000 during the first policy year, we assess an administrative charge of 7.60% against the first $3,000 of premium, and an administrative charge of 3.60% on the next $1,000 of premium. Beginning on the next policy anniversary, the premium you pay will be subject to the 7.60% charge on the amount of premium received by us during that policy year, until the total premium for the base policy in that policy year equals the target amount for the base policy. If that same premium was allocated to a supplemental coverage rider, and that rider also had a target amount of $3,000, we would currently deduct a charge of 3.60% on the full amount of the premium. The guaranteed maximum charges, however, would be 8.6% of the amount of premium to the target amount of $3,000 and 3.60% on the remaining $1,000. Again, beginning on the rider anniversary through the 10th rider year, the premium paid during that rider year would be subject to the maximum charge of 8.60% of premium up to the target amount for that year.

Example of a Monthly Deduction

Let us assume that a policy was issued with a female insured, age 45 at issue, qualifying for our preferred nonsmoker risk class. Let's further assume that the policy issued consists of a base policy with a face amount of $200,000 and a supplemental coverage layer with a face amount of $50,000. The death benefit option selected was the level option (Option 1). The policy issued uses the guideline premium test for the life insurance qualification test. No other riders were added to the policy; no layers were added after the first policy year; and there have been no decreases in face amount and no partial withdrawals taken. On the monthly policy date, the accumulation value is $15,000 and is allocated fully to the sub-accounts of the policy, and the policy is in its third policy year.

The current monthly deduction rate for the base policy during the third policy year is $0.050833 per $1,000 of the net amount at risk attributable to the base policy. The current monthly deduction rate for the supplemental coverage is $0.050833 per $1,000 of the net amount at risk attributable to the rider.

The current monthly expense charge per thousand for the base policy is $0.1725 per $1,000 of base policy face amount. The current monthly expense charge per thousand for the supplemental coverage rider is $0.00 per $1,000 of supplemental coverage face amount.

The net amount at risk on the base policy total amount is:

o    the death benefit times the monthly death benefit discount factor; minus

o        the accumulation value.

The death benefit in this case is $250,000. The death benefit for the level death benefit option is the face amount of the policy so long as the accumulation value times the death benefit factor is less than the face amount of the policy.

The net amount at risk on the base policy total amount is, therefore:

o        ($250,000 times 0.99754), minus

o        $15,000.

This equals $234,385.
The net amount at risk on the base policy is:

o        $234,385 times

o the base policy face amount ($200,000) divided by the base policy total amount ($250,000).

This is equal to $187,508.
The net amount at risk on the supplemental coverage rider is:

o        $234,385 times

o the supplemental coverage rider face amount ($50,000) divided by the base policy total amount ($250,000).

This is equal to $46,877.

The monthly deduction, then, is equal to:

1. The current monthly deduction rate for the base policy of $0.050833 times .001 times $187,508, or $9.53; plus

2. The monthly deduction for the rider:

     a. The current monthly deduction rate for the rider of $0.050833 times .001 times $46,877, or $2.38; plus

     b. The monthly expense charge per thousand for the rider, which is $0.00 based on the charges we currently assess; plus

3. The monthly policy fee of $6.00 based on the charges we currently assess;
plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of base policy face amount, which is equal to:

o        $0.1725 times .001 times $200,000, or $34.50; plus

5. The monthly mortality and expense risk charge, which is equal to:

o        0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using charges and fees that we are currently assessing is $60.54. The total is equal to the sum of the different current charges shown:

o        $9.53, plus
o        $2.38, plus
o        $6.00, plus
o        $34.50, plus
o        $8.13.

If we assessed the maximum guaranteed charges and fees, the following fees and charges would be higher than the current charges:

o        The monthly deduction rate for the base policy would be $0.338333;

o The monthly deduction rate for the supplemental coverage rider would be $0.338333;

o The monthly expense charge per thousand for the supplemental coverage rider would be $0.17425; and

o        The policy fee would be $10.

As a result, the total monthly deduction in our example using guaranteed maximum charges and fees would be:

1. The monthly deduction rate for the base policy of $0.338333 times .001 times $187,508, or $63.44; plus

2.       The monthly deduction for the rider:

a. The monthly deduction rate for the rider of $0.338333 times .001 times $46,877; or $15.86; plus

b. The monthly expense charge per thousand for the rider of $0.17425 per $1,000 of the rider face amount, which is equal to:

o        $0.17425 times .001 times $50,000, or $8.71; plus

3.   The monthly policy fee of $10.00; plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of the base policy face amount, which is equal to:

o        $0.1725 times .001 times $200,000, or $34.50 plus

5. The monthly mortality and expense risk charge, which is equal to:

o        0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using the maximum guaranteed charges and fees is $140.64. The total is equal to the sum of the different guaranteed charges shown:

o        $63.44, plus
o        $15.86, plus
o        $8.71, plus
o        $10.00, plus
o        $34.50, plus
o        $8.13.

Allocation of Premiums

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

As an example, assume your policy was issued three years ago and that your coverage includes basic coverage under the base policy and supplemental coverage under a supplemental coverage rider. Also assume that after the first year we approved a face amount increase as a layer of coverage and also approved an increase in supplemental overage as a rider layer.
The target amounts for each coverage segment are assumed to be:

------------------------------------- ---------------------------------- ----------------------------------
                                                                            Target Amount as % of Total
          Coverage Segment                  Assumed Target Amount                  Target Amount
------------------------------------- ---------------------------------- ----------------------------------
------------------------------------- ---------------------------------- ----------------------------------
Base Policy - Basic Coverage
                                                   $3,000                               48%
------------------------------------- ---------------------------------- ----------------------------------
------------------------------------- ---------------------------------- ----------------------------------
Supplemental Coverage Rider
                                                   $1,000                               16%
------------------------------------- ---------------------------------- ----------------------------------
------------------------------------- ---------------------------------- ----------------------------------
Layer - Basic Coverage
                                                    $750                                12%
------------------------------------- ---------------------------------- ----------------------------------
------------------------------------- ---------------------------------- ----------------------------------
Rider Layer - Supplemental Coverage
                                                   $1,500                               24%
------------------------------------- ---------------------------------- ----------------------------------
------------------------------------- ---------------------------------- ----------------------------------
Total Target Amounts
                                                   $6,250                              100%
------------------------------------- ---------------------------------- ----------------------------------

To determine the percentage allocation for each coverage segment, you divide the target amount for the coverage segment by the "total target amounts" (the sum of the target amounts for each coverage segments) and then multiply that result by 100.

Let us assume that you have made no premium payments in the current policy or layer years. If we then assume that you make a premium payment of $8,000, we will allocate that premium among the coverage segments as follows:


------------------------------------------ ------------------------------- --------------------------------
                                            Target Amount as % of Total     Premium Allocated to Coverage

            Coverage Segment                       Target Amount                       Segment
------------------------------------------ ------------------------------- --------------------------------
------------------------------------------ ------------------------------- --------------------------------
Base Policy - Basic Coverage
                                                        48%                            $3,840
------------------------------------------ ------------------------------- --------------------------------
------------------------------------------ ------------------------------- --------------------------------

Supplemental Coverage Rider                             16%                            $1,280
------------------------------------------ ------------------------------- --------------------------------
------------------------------------------ ------------------------------- --------------------------------

Layer - Basic Coverage                                  12%                             $960
------------------------------------------ ------------------------------- --------------------------------
------------------------------------------ ------------------------------- --------------------------------

Rider Layer - Supplemental Coverage                     24%                            $1,920
------------------------------------------ ------------------------------- --------------------------------
------------------------------------------ ------------------------------- --------------------------------

Total Target Amounts                                    100%                           $8,000
------------------------------------------ ------------------------------- --------------------------------

The administrative charge deducted from the gross premium allocated to a basic coverage segment is 7.6% of the premium, up to the target amount each year for the coverage segment during the first 10 years for the coverage segment. All other premiums allocated to a basic coverage segment are assessed an administrative charge of 3.6% of the premium.

The premium allocated to the base policy basic coverage segment is $3,840. The target amount for the coverage segment is $3,000. The current premium is the only premium paid for this policy year and, therefore, we will deduct an administrative charge equal to $258.24 from the premium allocated to the base policy basic coverage. This is equal to 7.60% of $3,000, or $228, plus 3.60% of $840, or $30.24. Any further premiums paid during the same policy year would be assessed an administrative charge of 3.60% since the premiums paid in this year have exceeded the target amount for the coverage segment. Premiums received during the next policy year, however, will again be subject to the 7.60% administrative charge on premiums paid during that policy year, until the total premiums paid equal the target amount for the coverage segment.

In a similar manner, the administrative charges for premiums allocated to the other coverage segments would be determined. The premium allocated to the supplemental coverage rider is $1,280. The target amount for the coverage segment is $1,000. Currently, we assess an administrative charge of 3.60% on all premiums allocated to supplemental coverage segments. The current administrative charge is, therefore, $46.08. The maximum guaranteed charge we could charge, however, is 8.60% of premiums up to target amounts during each of the first 10 rider years, and 3.60% on any other premiums. The maximum guaranteed charge we could charge in this example would be $96.08. This is equal to 8.60% of the target amount of $1,000 and 3.60% on the remaining amount of $280.

These same type calculations for the premiums allocated to the layer result in an administrative charge of $64.56; for the current administrative charge for premiums allocated to the rider layer of $69.12, while the maximum guaranteed charges would be $144.12.

The premium minus the administrative charge is the net premium credited to the base policy or layer accumulation value. In our example, the net premium allocated to the base policy accumulation value is the net premium for the base policy plus the net premium for the supplemental coverage rider, since the rider coverage segment was issued at the same time as the base policy. The net premium allocated to the base policy accumulation value, using the current administrative charges we assess is:

o        $3,840 minus $258.24; plus

o        $1,280 minus $46.08; equals

o        $4,815.68.

The net premium we allocate to the layer accumulation value is the net premium for the layer plus the net premium for the supplemental coverage rider layer, since the rider layer was issued at the same time as the layer. The net premium we allocate to the layer accumulation value, using the current administrative charges we assess is:

o        $960 minus $64.56; plus

o        $1,920 minus $69.12; equals

o        $2,746.32.

LIFE INSURANCE QUALIFICATION TESTS AND THE DEATH BENEFIT

The following example illustrates how the death benefit is determined under each of the life insurance qualification tests. The example is for a TransAccumulator VUL policy with a face amount of $250,000, issued to a male qualifying for the preferred non-smoker risk class who is 45 years old at the time the death benefit is calculated. The policy is assumed to be in its 10th policy year, and we further assume that there is no policy debt on the policy, and there have been no partial withdrawals taken. We also assume that premiums equal to $30,000 have been paid into the policy.

The death benefit factor under the assumptions listed above is 2.94 for the cash value accumulation test and 2.15 for the guideline premium test.

For death benefit option 1, the death benefit will be the face amount of the policy if the accumulation value is less than $85,035 under the cash value accumulation test or less than $116,280 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor:

a) 2.94 times $85,035 is $250,003. This is greater than the face amount of $250,000.

b) 2.15 times $116,280 is $250,002. This is greater than the face amount of $250,000.

For death benefit option 2, the death benefit will be the face amount plus the accumulation value if the accumulation value is less than $128,867 under the cash value accumulation test or less than $217,393 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a) 2.94 times $128,867 is $378,869. This is greater than the face amount ($250,000) plus the accumulation value ($128,867), or $378,867.

b) 2.15 times $217,393 is $467,395. This is greater than the face amount ($250,000) plus the accumulation value ($217,393), or $467,393.

For death benefit option 3, the death benefit will be the face amount plus the premium (reduced by the amount of any premium refunds and by the amount of any partial withdrawals excluding any surrender penalties) if the accumulation value is less than $95,239 under the cash value accumulation test or less than $130,233 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.
a) 2.94 times $95,239 is $280,003. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

b) 2.15 times $130,233 is $280,001. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

You should also refer to the DEATH BENEFIT provisions in the prospectus.


PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and may include deductions for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 7.60% of premium for basic coverage or up to 8.60% of premium for supplemental coverage; the monthly deductions (which include mortality and expense risk charges and rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 12 policy or layer years for basic coverage or the first 16 rider or rider layer years for supplemental coverage. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations. If we publish performance numbers that include deductions for the mortality and expense risk charge of the separate account, then the portion of monthly deductions for the mortality and expense risk charge will be included in the performance numbers.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns
Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

         Where:
         P        =        the initial value
         T        =        an average annual total return
         N        =        the number years
         ERV      =        the ending  value made at the  beginning  of the 1,
                           5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof).

When a deduction for the mortality and expense risk charge is reflected in the average annual total returns published, we reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.65%.

Sub-Account Average Annual Total Returns Net of Portfolio Expenses (as of 12/31/04)

The performance information in the following table reflects sub-account performance net of portfolio expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including the mortality and expense risk charge and any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.

                                            Portfolio                                           Since      Sub-Account  Since
Portfolio                                                                                                               Sub-Account
                                            Inception                                                       Inception   Inception
                                               Date        One Year    Five Years   Ten Years   Inception     Date        Date
AEGON/Transamerica Asset Allocation -       05/01/2002      9.71%          N/A         N/A        7.92%    05/01/2005      N/A
Conservative Portfolio - Initial Class
AEGON/Transamerica Asset Allocation -       05/01/2002      14.19%         N/A         N/A        7.73%    05/01/2005      N/A
Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation -       05/01/2002      13.54%         N/A         N/A        8.06%    05/01/2005      N/A
Moderate Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation -       05/01/2002      11.39%         N/A         N/A        7.91%    05/01/2005      N/A
Moderate Portfolio - Initial Class
AEGON/Transamerica Capital Guardian         02/03/1998      10.88%       -1.42%        N/A        5.71%    05/01/2002     8.88%
Global - Initial Class (1)

AEGON/Transamerica Capital Guardian         05/27/1993      16.70%        6.99%       11.77%     10.71%    05/01/2002     8.71%
Value - Initial Class
AEGON/Transamerica Clarion Real Estate      05/01/1998      32.86%       21.88%        N/A       12.56%    05/01/2005      N/A
Securities - Initial Class
AEGON/Transamerica Federated Growth &       03/01/1994      9.21%        15.89%       13.62%     12.02%    05/01/2002    10.47%
Income -Initial Class
AEGON/Transamerica Great Companies          05/1/2000       8.06%          N/A         N/A       -16.58%   05/01/2005      N/A
TechnologySM - Initial Class
AEGON/Transamerica JP Morgan Mid Cap        05/03/1999      14.58%        7.35%        N/A        7.77%    05/01/2005      N/A
Value - Initial Class
AEGON/Transamerica Marsico Growth -         05/03/1999      12.25%       -3.67%        N/A       -0.45%    05/01/2005      N/A
Initial Class
AEGON/Transamerica Mercury Large Cap       05/01/01996      18.34%        8.31%        N/A        9.34%    05/01/2005      N/A
Value - Initial Class
AEGON/Transamerica PIMCO Total Return -     05/01/2002      4.50%          N/A         N/A       5.85%%    05/01/2003     4.70%

Initial Class(8)
AEGON/Transamerica Templeton Great          12/03/1992      9.06%        -8.75%       10.14%     11.23%    05/01/2005      N/A
Companies Global -  Initial Class
AEGON/Transamerica Third Avenue Value -     01/02/1998      24.81%       16.77%        N/A       12.92%    05/01/2005      N/A
Initial Class
AEGON/Transamerica Transamerica             05/01/2002      13.18%         N/A         N/A       10.46%    05/01/2005      N/A
Convertible Securities - Initial Class
AEGON/Transamerica Transamerica Equity -    02/26/1969      15.81%       -2.54%       17.43%       N/A     02/04/2002     7.59%
Initial Class(3)
AEGON/Transamerica Transamerica Growth      05/02/2001      16.63%         N/A         N/A       10.99%    05/01/2005      N/A
Opportunities - Initial Class


                                                                                                                          Since
Portfolio                                   Portfolio      One Year    Five Years   Ten Years              Sub-Account Sub-Account
---------
                                            Inception                                           Since      Inception    Inception
                                               Date                                             Inception     Date        Date
AEGON/Transamerica Transamerica Money       01/02/1998      1.01%         2.50%        N/A        3.15%    02/04/2002     1.03%
Market - Initial Class(4)
AEGON/Transamerica Transamerica U.S.        05/13/1994      3.30%         5.43%       5.95%       5.54%    05/01/2005      N/A
Government Securities - Initial Class
AEGON/Transamerica Van Kampen Emerging      03/01/1993      7.14%        -11.58%      12.41%     11.74%    02/04/2002     -1.73%
Growth - Initial Class(1)
Alger American Income & Growth - Class O    11/15/1988      7.85%        -3.98%       12.99%     10.51%    02/04/2002     0.13%
AllianceBernstein VP Growth and Income      06/01/1999      11.22%        5.39%        N/A        5.15%    02/04/2002     5.71%
Portfolio - Class B
AllianceBernstein VP Large Cap Growth       07/14/1999      8.35%        -8.67%        N/A       -5.86%    02/04/2002     -0.57%
Portfolio  -   Class B
Dreyfus Investment Portfolios - MidCap      05/01/1998      14.47%        6.69%        N/A        6.19%    02/04/2002     10.17%
Stock Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible Growth     10/07/1993      6.21%        -8.11%       8.73%       8.56%    02/04/2002     -0.77%
Fund, Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio -      04/05/1993      5.05%        -0.90%       11.52%     10.63%    02/04/2002     2.22%
Initial Shares
Dreyfus VIF - Developing Leaders            08/31/1990      11.34%        4.75%       10.20%     23.96%    02/04/2002     5.96%
Portfolio - Initial Shares(1,2)
Fidelity VIP Contrafund(R) Portfolio -        01/12/2000      15.16%         N/A         N/A        2.36%    05/01/2002     10.20%
Service Class 2
Fidelity VIP Equity - Income Portfolio -    01/12/2000      11.23%         N/A         N/A        4.76%    05/01/2002     7.55%
Service Class 2
Fidelity VIP Index 500 Portfolio -          01/12/2000      10.34%         N/A         N/A       -2.27%    05/01/2002     5.92%
Service Class 2
Franklin Small Cap Value Securities Fund    01/06/1999      23.75%       16.11%        N/A       13.12%    05/01/2002     10.61%
- Class 2(1)
Franklin Small-Midcap  Growth Securities    01/06/1999      11.47%       -4.65%        N/A        6.89%    02/04/2002     4.18%
Fund - Class 21,9
Janus Aspen Series Balanced - Service       12/31/1999      8.29%         1.35%        N/A        1.35%    02/04/2002     5.29%
Shares
Janus Aspen Series Worldwide Growth -       12/31/1999      4.53%        -9.02%        N/A       -9.01%    02/04/2002     0.29%
Service Shares(1)
MFS(R) Emerging Growth Series - Initial       07/24/1995      12.96%       -12.22%       N/A        8.00%    02/04/2002     1.31%
Class(1)
MFS(R) Investors Trust Series - Initial       10/09/1995      11.36%       -2.04%        N/A        7.96%    02/04/2002     3.42%
Class
MFS(R) Research Series - Initial Class        07/26/1995      15.85%       -3.96%        N/A        7.82%    02/04/2002     4.36%
PIMCO VIT Real Return -Admin Class          09/30/1999      8.92%        11.82%        N/A       11.21%    05/01/2005      N/A
PIMCO VIT StocksPLUS Growth & Income -      12/31/1997      10.81%       -1.57%        N/A        5.35%    02/04/2002     5.60%
Admin Class
Premier VIT OpCap Managed Portfolio(6)      08/01/1988      10.77%        3.19%       11.14%     13.08%    02/04/2002     4.50%
Premier VIT OpCap Small Cap                 08/01/1988      17.88%       15.53%       11.88%     12.70%    02/04/2002     10.57%
Portfolio(1,7)
Van Kampen UIF Core Plus Fixed Income -     01/02/1997      4.37%         7.32%        N/A        6.55%    02/04/2002     5.28%
Class 1(5)
Van Kampen UIF Emerging Markets Equity -    10/01/1996      23.11%       -0.94%        N/A        4.08%    02/04/2002     18.22%
Class 1(1,5)
Van Kampen UIF High Yield - Class 1(1,5)    01/02/1997      9.49%         1.65%        N/A        4.14%    02/04/2002     8.53%
Van Kampen UIF International Magnum -       01/02/1997      17.39%       -2.54%        N/A        3.21%    02/04/2002     9.55%
Class 1(1,5)



Sub-Account Average Annual Total Returns Net of Portfolio Expenses and Monthly Mortality and Expense Risk Charges (as of 12/31/04)

The performance information in the following table reflects sub-account performance net of portfolio expenses and monthly mortality and expense risk charges at an assumed annual rate of 0.65%. Other than the mortality and expense risk charge, the performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges), other than the mortality and expense risk charge under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.


                                                                                                                      Sub
Portfolio                                          Portfolio                                                       Account    Since
                                                   Inception                                         Since        Inception   Sub-
                                                                                                                            Account
                                                    Date        One Year   Five Years   Ten Years   Inception      Date    Inception
AEGON/Transamerica Asset Allocation -              05/01/2002      9.01%        N/A          N/A        7.22%     05/01/2005    N/A
Conservative Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Growth       05/01/2002      13.45%       N/A          N/A        7.04%     05/01/2005    N/A
Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate     05/01/2002      12.81%       N/A          N/A        7.36%     05/01/2005    N/A
Growth Portfolio - Initial Class
AEGON/Transamerica Asset Allocation - Moderate     05/01/2002      10.68%       N/A          N/A        7.21%     05/01/2005    N/A
Portfolio - Initial Class
AEGON/Transamerica Capital Guardian Global -       02/03/1998      10.16%      -2.06%        N/A        5.02%     05/01/2002   8.18%
Initial Class(1)
AEGON/Transamerica Capital Guardian Value -        05/27/1993      15.95%      6.30%       11.04%       9.99%     05/01/2002   8.00%
Initial Class
AEGON/Transamerica Clarion Real Estate             05/01/1998      32.00%      21.09%        N/A        11.82%     5/01/2005    N/A
Securities - Initial Class
AEGON/Transamerica Federated Growth & Income -     03/01/1994      8.50%       15.13%      12.89%       11.29%    05/01/2002   9.75%
Initial Class
AEGON/Transamerica Great Companies TechnologySM     05/1/2000      7.36%        N/A          N/A       -17.12%    05/01/2005    N/A
- Initial Class
AEGON/Transamerica JP Morgan Mid Cap Value -       05/03/1999      13.85%      6.65%         N/A        7.07%     05/01/2005    N/A
Initial Class
AEGON/Transamerica Marsico Growth - Initial        05/03/1999      11.53%      -4.30%        N/A        -1.10%    05/01/2005    N/A
Class
AEGON/Transamerica Mercury Large Cap Value -       05/01/1996      17.58%      7.60%         N/A        8.63%     05/01/2005    N/A
Initial Class
AEGON/Transamerica PIMCO Total Return - Initial    05/01/2002      3.82%        N/A          N/A        5.17%     05/01/2003   3.40%
Class(8)
AEGON/Transamerica Templeton Great Companies       12/03/1992      8.36%       -9.34%       9.42%       10.50%    05/01/2005    N/A
Global -  Initial Class
AEGON/Transamerica Third Avenue Value - Initial    01/02/1998      24.00%      16.02%        N/A        12.19%    05/01/2005    N/A
Class
AEGON/Transamerica Transamerica Convertible        05/01/2002      12.45%       N/A          N/A        9.74%     05/01/2005    N/A
Securities - Initial Class
AEGON/Transamerica Transamerica Equity -           02/26/1969      15.06%      -3.18%      16.67%        N/A      02/04/2002   6.89%
Initial Class(3)
AEGON/Transamerica Transamerica Growth             05/02/2001      15.88%       N/A          N/A        10.27%    05/01/2005    N/A
Opportunities - Initial Class








                                                   Portfolio                                         Since           Sub      Since
Portfolio                                          Inception     One Year   Five Years   Ten Years   Inception     Account    Sub-
                                                                                                                             Account
---------
                                                   Date                                                         Inception  Inception
                                                                                                                     Date
AEGON/Transamerica Transamerica Money Market -     01/02/1998      0.35%       1.83%       N/A        2.48%     02/04/2002     0.38%
Initial Class(4)
AEGON/Transamerica Transamerica U.S. Government    05/13/1994      2.63%       4.75%      5.26%       4.86%     05/01/2005      N/A
Securities - Initial Class
AEGON/Transamerica Van Kampen Emerging Growth      03/01/1993      6.45%      -12.15%    11.68%      11.02%    02/04/2002     -2.37%
-Initial Class(1)
Alger American Income & Growth - Class O           11/15/1988      7.15%       -4.61%    12.26%      9.79%     02/04/2002     -0.52%
AllianceBernstein VP Growth and Income             06/01/1999      10.50%      4.71%       N/A        4.47%     02/04/2002     5.03%
Portfolio- Class B
AllianceBernstein VP Large Cap Growth Portfolio    07/14/1999      7.65%       -9.26%      N/A       -6.47%    02/04/2002     -1.22%
- Class B
Dreyfus Investment Portfolios - MidCap Stock       05/01/1998      13.74%      6.00%       N/A        5.50%     02/04/2002     9.46%
Portfolio - Initial Shares(1)
The Dreyfus Socially Responsible Growth Fund,      10/07/1993      5.53%       -8.71%    8.02%       7.85%     02/04/2002     -1.42%
Inc. - Initial Shares
Dreyfus VIF - Appreciation Portfolio - Initial     04/05/1993      4.37%       -1.56%    10.79%       9.91%     02/04/2002     1.54%
Shares
Dreyfus VIF - Developing Leaders Portfolio -       08/31/1990      10.62%      4.07%      9.49%       23.16%    02/04/2002     5.28%
Initial Shares(1,2)
Fidelity VIP Contrafund Portfolio - Service        01/12/2000      14.42%       N/A        N/A        1.70%     05/01/2002     9.49%
Class 2
Fidelity VIP Equity-Income Portfolio - Service     01/12/2000      10.52%       N/A        N/A        3.94%     05/01/2002     6.58%
Class 2
Fidelity VIP Index 500 Portfolio - Service         01/12/2000      9.63%        N/A        N/A        -2.91%    05/01/2002     5.22%
Class 2
Franklin Small Cap Value Securities Fund -         01/06/1999      22.95%      15.36%      N/A        12.38%    05/01/2002     9.89%
Class 2(1)
Franklin Small-Midcap Growth Securities Fund -     01/06/1999      10.76%      -5.27%      N/A        6.20%     02/04/2002     3.50%
Class 2 (1,9)
Janus Aspen Series Balanced - Service Shares       12/31/1999      7.60%       0.70%       N/A        0.70%     02/04/2002     4.61%
Janus Aspen Series Worldwide Growth - Service      12/31/1999      3.85%       -9.61%     N/A        -9.60%    02/04/2002     -0.36%
Shares(1)
MFS(R) Emerging Growth Series - Initial Class(1)     07/24/1995      12.23%     -12.79%   N/A        7.30%     02/04/2002     0.65%
MFS(R) Investors Trust Series - Initial Class        10/09/1995      10.64%      -2.67%    N/A        7.26%     02/04/2002     2.75%
MFS(R) Research Series - Initial Class               07/26/1995      15.10%      -4.59%    N/A        7.12%     02/04/2002     3.68%
PIMCO VIT Real Return -Admin Class                 09/30/1999      8.22%       11.09%      N/A        10.49%    05/01/2005      N/A
PIMCO VIT StocksPLUS Growth & Income - Admin       12/31/1997      10.10%      -2.21%      N/A        4.67%     02/04/2002     4.91%
Class
Premier VIT OpCap Managed Portfolio(6)             08/01/1988      10.05%      2.52%     10.42%       12.34%    02/04/2002     3.82%
Premier VIT OpCap Small Cap Portfolio(1,7)         08/01/1988      17.12%      14.78%    11.16%       11.97%    02/04/2002     9.84%
Van Kampen UIF Core Plus Fixed Income - Class      01/02/1997      3.69%       6.62%       N/A        5.86%     02/04/2002     4.60%
1(5)
Van Kampen UIF Emerging Markets Equity - Class     10/01/1996      22.32%      -1.58%        N/A     3.41%     02/04/2002     17.46%
1(1,5)
Van Kampen UIF High Yield - Class 1(1,5)           01/02/1997      8.78%       1.08%         N/A     3.52%     02/04/2002     7.99%
Van Kampen UIF International Magnum - Class        01/02/1997      16.63%      -3.17%        N/A     2.54%     02/04/2002     8.84%
1(1,5)


1. Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.

2. Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Shares.

3. The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.
4. Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.

5. Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" .

6. On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the "Present Trust") - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

7. On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

8. AEGON/Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

9. The Franklin Technology Securities Fund - Class 2 merged into the Franklin Small - MidCap Growth Securities Fund - Class 2 (formerly Franklin Small Cap Fund - Class 2) effective May 1, 2003.


Money Market Portfolio Yields
From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)365/7] - 1


Yields for Money Market Portfolios (as of 12/31/04)

                                                                     7-Day                7-Day
Portfolio                                                        Current Yield       Effective Yield
AEGON/Transamerica Transamerica Money Market                         1.25%                1.26%
(net of portfolio expenses and monthly mortality and
expense risk charges at an assumed annual rate of 0.65%)
AEGON/Transamerica Transamerica Money Market                         1.90%                1.92%
(not including any policy charges, fees, or expenses)

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits. We may compare performance information for a sub-account in reports and promotional literature to: o Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o    other  groups  of  variable  life  separate  accounts  or other  investment
     products  tracked  by  Lipper  Analytical   Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.


ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES

The following tables illustrate the way in which a policy's death benefit accumulation value, and net cash value could vary over an extended period. Results will vary for each individual insured under a policy, and the results shown in the following tables may not be representative of results that would apply to you. To request a personalized illustration based on your age, gender, underwriting class, death benefit option, planned premiums and other factors, please contact your registered representative.

Assumptions

The tables illustrate a policy issued to a male, age 36, under a preferred underwriting class and qualifying for our non-smoker rates, with an Option 1 (Level) death benefit option and a face amount of $200,000. The policy uses the guideline premium test as the life insurance qualification test. One table illustrates values on the basis of the guaranteed monthly deduction rates and other charges, while the other table illustrates values on the basis of the current monthly deduction rates and other charges presently in effect.

The tables assume that no layers have been added to the policy; that no policy loan has been made; that there has not been any requested decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no portion of the coverage is provided under a supplemental adjustable life insurance rider. The tables further assume that no other riders are in effect on the policy.
The tables assume that a premium in the amount shown in each table is paid at the beginning of each policy year for the first 20 policy years and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6%, or 10%, but the rates of each portfolio varied above and below such averages.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1. an administrative charge deducted from each premium; and

2. the monthly deductions, including the monthly mortality and expense risk charge.

The administrative charge is 7.60% of each premium payment, up to the target amount each policy year for the first 10 policy years; 3.60% of each premium payment in excess of the target amount each policy year during the first 10 policy year; and 3.60% of each premium payment in policy years 11 and later. The target amount for each of these illustrations is $1,940.

The mortality and expense risk charge is a monthly charge at a rate equal to one-twelfth of the annual rate. The charge is a percentage of the accumulation value in the sub-accounts on the monthly policy date. The annual charge for illustrations using guaranteed monthly deduction rates and other charges is 0.65% in policy years 1-10; 0.40% in policy year 11-20; and 0.25% in policy years 21 and later. The annual charge for illustrations using current monthly deductions rates is 0.65% in policy years 1-10; 0.15% in policy years 11-20; and 0.00% in policy years 21 and later. On both a guaranteed and current basis, no mortality and expense risk charges are taken from the policy's accumulation value beginning with the policy anniversary nearest the insured's 100th birthday.

Expenses of the Portfolios

The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.87% of the average daily net assets of the portfolios. The rate of 0.87% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.87% does not take into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2003, ranged from an annual rate of 0.13% to an annual rate of 1.71% of average daily net assets. The portfolio management fees and operating expenses associated with your policy may be more or less than 0.87% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in the prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the assumed 0.87% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.87%, 5.13% and 9.13%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the insured, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the insured's age, gender, or underwriting risk class;
o        the face amount and death benefit option selected;
o        the charges and expenses assessed;
o        the premiums paid;
o        policy loans and partial or full surrenders taken;
o        riders elected;
o        policy changes made; and
o        rates of return.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                              TRANSACCUMULATOR VUL
                             SEPARATE ACCOUNT VUL-6
                         VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $2,250                                              Male, Preferred Nonsmoker, Age 36
Guideline Single Premium: $34,089                                                                             Face Amount: $200,000
Guideline Level Premium: $2,981                                                                             Death Benefit: Option 1
7-Pay Premium Limits: $8,331

 BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND AVERAGE
                               PORTFOLIO EXPENSES
---------- ------------------------------------- ---------------------------------------- ---------------------------------------
                     Hypothetical 0%                         Hypothetical 6%                         Hypothetical 10%
                 Gross Investment Return                 Gross Investment Return                 Gross Investment Return

  End of   Net Cash   Accumulation   Death       Net Cash     Accumulation      Death     Net Cash    Accumulation      Death
Policy Year  Value        Value       Benefit      Value         Value         Benefit      Value         Value        Benefit
---------- ---------- -------------- ----------- ----------- --------------- ------------ ----------- -------------- ------------
---------- ---------- -------------- ----------- ----------- --------------- ------------ ----------- -------------- ------------
    1         $0*        $1,004      $200,000*      $0*          $1,094       $200,000*      $0*         $1,155       $200,000*
    2         $0*        $2,149      $200,000*      $0*          $2,399       $200,000*      $0*         $2,573       $200,000*
    3         $0*        $3,244      $200,000*      $0*          $3,729       $200,000*      $0*         $4,077       $200,000*
    4         $0*        $4,285      $200,000*      $640         $5,080       $200,000      $1,229       $5,669       $200,000
    5        $910        $5,269       $200,000     $2,091        $6,450       $200,000      $2,995       $7,354       $200,000

    6       $1,888       $6,188       $200,000     $3,530        $7,830       $200,000      $4,831       $9,131       $200,000
    7       $2,824       $7,044       $200,000     $5,004        $9,224       $200,000      $6,791       $11,011      $200,000
    8       $4,472       $7,831       $200,000     $7,265       $10,624       $200,000      $9,637       $12,996      $200,000
    9       $6,029       $8,549       $200,000     $9,512       $12,032       $200,000     $12,574       $15,094      $200,000
   10       $7,512       $9,191       $200,000    $11,760       $13,439       $200,000     $15,631       $17,310      $200,000

   15       $11,682      $11,682      $200,000    $21,076       $21,076       $200,000     $31,364       $31,364      $200,000
   20       $11,291      $11,291      $200,000    $27,984       $27,984       $200,000     $50,335       $50,335      $200,000
   25         $0           $0            $0       $19,488       $19,488       $200,000     $62,034       $62,034      $200,000
   30         $0           $0            $0          $0            $0            $0        $74,733       $74,733      $200,000
   35         $0           $0            $0          $0            $0            $0        $86,602       $86,602      $200,000

   40         $0           $0            $0          $0            $0            $0        $92,981       $92,981      $200,000
   45         $0           $0            $0          $0            $0            $0        $79,152       $79,152      $200,000
   50         $0           $0            $0          $0            $0            $0           $0           $0            $0
   55         $0           $0            $0          $0            $0            $0           $0           $0            $0
   60         $0           $0            $0          $0            $0            $0           $0           $0            $0

   65         $0           $0            $0          $0            $0            $0           $0           $0            $0
   70         $0           $0            $0          $0            $0            $0           $0           $0            $0
   75         $0           $0            $0          $0            $0            $0           $0           $0            $0
   79         $0           $0            $0          $0            $0            $0           $0           $0            $0
---------- ---------- -------------- ----------- ----------- --------------- ------------ ----------- -------------- ------------

(1) Values will be different if premiums are paid with a different frequency or in different amounts. (2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions.
*The death benefit is maintained under the 10 year no-lapse guarantee.
$0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.87% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.87%, 5.13% and 9.13%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                              TRANSACCUMULATOR VUL
                             SEPARATE ACCOUNT VUL-6
                         VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $2,250                                    Male, Preferred Nonsmoker, Age 36
Guideline Single Premium: $34,089                                                                   Face Amount: $200,000
Guideline Level Premium: $2,981                                                                   Death Benefit: Option 1
7-Pay Premium Limits: $8,331
   BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND AVERAGE
                               PORTFOLIO EXPENSES
----------------- ------------------------------------- -----------------------------------------
                             Hypothetical 0%                         Hypothetical 6%                           Hypothetical 10%
                         Gross Investment Return                 Gross Investment Return                   Gross Investment Return

 End of Policy   Net Cash  Accumulation                  Net Cash    Accumulation                  Net Cash    Accumulation   Death
    Year          Value       Value     Death Benefi     Value         Value      Death Benefi     Value         Value       Benefit
----------------- ---------- ------------ ------------- ------------ -------------- ------------- ------------ -------------------
1            $0*       $1,004      $200,000*        $0*         $1,094       $200,000*        $0*          $1,155       $200,000*
2            $0*       $2,599      $200,000*        $0*         $2,863       $200,000*        $0*          $3,046       $200,000*
3            $0*       $4,153      $200,000*       $174         $4,694        $200,000        $559         $5,079       $200,000
4          $1,231      $5,671       $200,000      $2,153        $6,593        $200,000       $2,831        $7,271       $200,000
5          $2,798      $7,157       $200,000      $4,209        $8,568        $200,000       $5,279        $9,638       $200,000

6          $4,622      $8,922       $200,000      $6,642        $10,942       $200,000       $8,222       $12,522       $200,000
7          $6,433      $10,653      $200,000      $9,195        $13,415       $200,000      $11,424       $15,644       $200,000
8          $8,979      $12,338      $200,000      $12,619       $15,978       $200,000      $15,649       $19,008       $200,000
9          $11,465     $13,985      $200,000      $16,123       $18,643       $200,000      $20,125       $22,645       $200,000
10         $13,910     $15,589      $200,000      $19,730       $21,409       $200,000      $24,893       $26,572       $200,000

15         $23,806     $23,806      $200,000      $38,180       $38,180       $200,000      $53,184       $53,184       $200,000
20         $30,829     $30,829      $200,000      $58,861       $58,861       $200,000      $93,571       $93,571       $200,000
25         $25,666     $25,666      $200,000      $72,033       $72,033       $200,000      $142,224      $142,224      $200,000
30         $18,479     $18,479      $200,000      $87,631       $87,631       $200,000      $217,901      $217,901      $259,303
35         $8,136      $8,136       $200,000     $106,282      $106,282       $200,000      $334,021      $334,021      $377,444

40           $0          $0            $0        $128,447      $128,447       $200,000      $513,013      $513,013      $538,664
45           $0          $0            $0        $156,007      $156,007       $200,000      $788,674      $788,674      $828,108
50           $0          $0            $0        $193,900      $193,900       $203,596     $1,208,286    $1,208,286    $1,268,701
55           $0          $0            $0        $244,972      $244,972       $254,771     $1,842,506    $1,842,506    $1,916,206
60           $0          $0            $0        $311,370      $311,370       $311,371     $2,825,903    $2,825,903    $2,825,903

65           $0          $0            $0        $399,526      $399,526       $399,527     $4,373,615    $4,373,615    $4,373,615
70           $0          $0            $0        $513,072      $513,072       $513,073     $6,769,574    $6,769,574    $6,769,575
75           $0          $0            $0        $658,889      $658,889       $658,889    $10,478,090   $10,478,090    $10,478,091
79           $0          $0            $0        $804,857      $804,857       $804,858    $14,861,367   $14,861,367    $14,861,368
----------------- ---------- ------------ ------------- ------------ -------------- ------------- ------------- -------------

(1) Values will be different if premiums are paid with a different frequency or in different amounts. (2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions.
*The death benefit is maintained under the 10 year no-lapse guarantee.
$0 amount in the net cash value column indicates that the policy, as illustrated, lapsed without value, except for those years in which an asterisk (*) follows the $0 amount in the net cash value column. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the assumed 0.87% charge for portfolio management fees and operation expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -0.87%, 5.13% and 9.13%, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2004 and for the periods disclosed in the financial statements, and the statutory financial statements and schedules of Transamerica Occidental Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

The separate account's financial statements appear on the following pages.

 FINANCIAL STATEMENTS
 Transamerica Occidental Life Insurance Company Separate Account VUL-6 Year ended December 31, 2004 with Report of Independent Registered Public Accounting Firm

                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                              Financial Statements

                          Year ended December 31, 2004




                                    Contents

Report of Independent Registered Public Accounting Firm..........................................................1

Financial Statements

Statements of Assets and Liabilities.............................................................................3
Statements of Operations........................................................................................11
Statements of Changes in Net Assets - Year Ended December 31, 2004..............................................19
Statements of Changes in Net Assets - Year Ended December 31, 2003..............................................27
Notes to Financial Statements...................................................................................35



             Report of Independent Registered Public Accounting Firm

Contract Owners of Separate Account VUL-6 of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-6 of Transamerica Occidental Life Insurance Company (comprised of the Alger American Income & Growth, AllianceBernstein VP Growth & Income, AllianceBernstein VP Premier Growth, Dreyfus Appreciation, Dreyfus Developing Leaders, Dreyfus Socially Responsible Growth, Dreyfus MidCap, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Fixed Income, Van Kampen UIF High Yield, Van Kampen UIF International Magnum, PIMCO Advisors VIT OpCap Managed, PIMCO Advisors VIT OpCap Small Cap, PIMCO VIT StocksPLUS Growth & Income, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Index 500, Franklin Small Cap, Franklin Small Cap Value, AEGON/TA Van Kampen Emerging Growth, AEGON/TA Capital Guardian Global, AEGON/TA Capital Guardian Value, AEGON/TA Federated Growth and Income, AEGON/TA Transamerica Equity, AEGON/TA Transamerica Money Market, and AEGON/TA PIMCO Total Return sub-accounts) as of December 31, 2004, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL 6 of Transamerica Occidental Life Insurance Company at December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

March 25, 2005


                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Assets and Liabilities

                                December 31, 2004


                                                                              Sub-accounts
                                          ------------------------------------------------------------------------------------
                                                 Alger
                                                American         AllianceBernstein     AllianceBernstein
                                                Income &            VP Growth &                VP               Dreyfus
                                                 Growth                Income            Premier Growth       Appreciation
                                          ------------------------------------------------------------------------------------

  Assets
  Investments, at fair value                 $       328,848     $         465,052      $         113,756     $     168,500
  Dividends receivable                                     -                     -                      -                 -
                                          ------------------------------------------------------------------------------------

  Net assets                                 $       328,848     $         465,052      $         113,756     $     168,500
                                          ====================================================================================

  Accumulation unit value                    $         10.04     $          11.75       $            9.83     $     10.66
                                          ====================================================================================

  Accumulation units outstanding                   32,764.01            39,567.47               11,567.82       15,809.57
                                          ====================================================================================

  Investment sub-account information

  Number of mutual fund shares                     32,721.23            19,482.70                4,922.38        4,738.46

  Net asset value per share                  $         10.05     $          23.87       $           23.11     $     35.56

  Investments, at cost                       $       281,755     $        379,373       $         101,515     $     157,866






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                Sub-accounts
                                               -------------------------------------------------------------------------------
                                                                          Dreyfus
                                                     Dreyfus              Socially                               Janus
                                                    Developing          Responsible           Dreyfus         Aspen Series
                                                     Leaders               Growth              MidCap           Balanced
                                               -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                     $       484,058       $         84,777     $     542,618    $       208,795
  Dividends receivable                                         -                      -                 -                  -
                                               -------------------------------------------------------------------------------

  Net assets                                     $       484,058      $          84,777     $     542,618    $       208,795
                                               ===============================================================================

  Accumulation unit value                        $         11.83      $           9.78      $       13.25    $         11.62
                                               ===============================================================================

  Accumulation units outstanding                       40,908.02              8,670.90          40,945.00          17,972.03
                                               ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                         11,650.02              3,368.16          30,795.58           8,272.37

  Net asset value per share                      $         41.55      $          25.17      $       17.62    $         25.24

  Investments, at cost                           $       390,087      $          73,235     $     456,116    $       193,560






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                 Sub-accounts
                                                -------------------------------------------------------------------------------
                                                    Janus Aspen
                                                                            MFS(R)                 MFS(R)

                                                      Series                                                       MFS(R)
                                                     Worldwide            Emerging             Investors
                                                      Growth               Growth                Trust           Research
                                                -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                      $       155,368     $         115,143     $        98,076   $      103,862
  Dividends receivable                                          -                     -                   -                -
                                                -------------------------------------------------------------------------------

  Net assets                                      $       155,368     $         115,143     $        98,076   $      103,862
                                                ===============================================================================

  Accumulation unit value                         $         10.08     $          10.39       $       11.03    $        11.32
                                                ===============================================================================

  Accumulation units outstanding                        15,406.55            11,087.07            8,894.01          9,173.30
                                                ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                           5,836.51             6,572.09            5,424.56          6,788.37

  Net asset value per share                       $         26.62     $          17.52       $       18.08    $        15.30

  Investments, at cost                            $       136,575     $         101,426     $        82,733   $       86,914






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                Sub-accounts
                                               -------------------------------------------------------------------------------
                                                    Van Kampen                                                 Van Kampen
                                                   UIF Emerging          Van Kampen          Van Kampen           UIF
                                                     Markets                UIF                  UIF         International
                                                      Equity            Fixed Income         High Yield          Magnum
                                               -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                     $       154,066      $         725,845     $     154,205    $      178,161
  Dividends receivable                                         -                      -                 -                 -
                                               -------------------------------------------------------------------------------

  Net assets                                     $       154,066      $         725,845     $     154,205    $      178,161
                                               ===============================================================================

  Accumulation unit value                        $         16.27      $          11.61      $       12.69    $        13.04
                                               ===============================================================================

  Accumulation units outstanding                        9,470.22             62,493.33          12,154.48         13,667.00
                                               ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                         13,942.63             62,789.33          21,181.95         15,780.40

  Net asset value per share                      $         11.05      $          11.56      $        7.28    $        11.29

  Investments, at cost                           $       128,055      $         718,748     $     149,831    $      158,776






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                Sub-accounts
                                               -------------------------------------------------------------------------------
                                                      PIMCO                PIMCO             PIMCO VIT
                                                   Advisors VIT         Advisors VIT         StocksPLUS
                                                      OpCap             OpCap Small           Growth &        Fidelity VIP
                                                     Managed                Cap                Income          Contrafund
                                               -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                     $        259,970     $        411,742      $     440,035    $      408,747
  Dividends receivable                                          -                    -                  -                 -
                                               -------------------------------------------------------------------------------

  Net assets                                     $        259,970     $        411,742      $     440,035    $      408,747
                                               ===============================================================================

  Accumulation unit value                        $         11.36      $          13.39      $       11.72    $        12.96
                                               ===============================================================================

  Accumulation units outstanding                       22,874.63             30,748.80          37,559.92         31,529.46
                                               ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                          6,084.01             11,389.83          43,611.03         15,512.21

  Net asset value per share                      $         42.73      $          36.15      $       10.09    $        26.35

  Investments, at cost                           $        242,499     $        316,106      $     363,584    $      336,545






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                Sub-accounts
                                               -------------------------------------------------------------------------------

                                                   Fidelity VIP                                                 Franklin
                                                      Equity            Fidelity VIP          Franklin         Small Cap
                                                      Income             Index 500            Small Cap          Value
                                               -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                     $       355,177      $       1,100,746    $      369,343    $      277,673
  Dividends receivable                                         -                      -                 -                 -
                                               -------------------------------------------------------------------------------

  Net assets                                     $       355,177      $       1,100,746    $      369,343    $      277,673
                                               ===============================================================================

  Accumulation unit value                        $         12.15      $          11.66     $       11.26     $       13.09
                                               ===============================================================================

  Accumulation units outstanding                       29,242.35             94,391.19         32,788.38         21,209.34
                                               ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                         14,156.12              8,051.68         19,008.91         17,742.70

  Net asset value per share                      $         25.09      $         136.71     $       19.43     $       15.65

  Investments, at cost                           $       303,519      $         991,878    $      297,389    $      230,466






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                Sub-accounts
                                               -------------------------------------------------------------------------------
                                                     AEGON/TA             AEGON/TA            AEGON/TA          AEGON/TA
                                                    Van Kampen            Capital             Capital          Federated
                                                     Emerging             Guardian            Guardian         Growth and
                                                      Growth               Global               Value            Income
                                               -------------------------------------------------------------------------------

  Assets
  Investments, at fair value                     $       156,021     $         184,240     $      399,998    $      413,047
  Dividends receivable                                         -                     -                  -                 -
                                               -------------------------------------------------------------------------------

  Net assets                                     $       156,021     $         184,240     $      399,998    $      413,047
                                               ===============================================================================

  Accumulation unit value                        $          9.50     $           12.55     $        12.50    $       13.05
                                               ===============================================================================

  Accumulation units outstanding                       16,415.82             14,677.62          32,002.83        31,658.63
                                               ===============================================================================

  Investment sub-account information

  Number of mutual fund shares                          8,740.67             14,304.33          19,733.52        23,481.94

  Net asset value per share                      $         17.85     $           12.88     $        20.27    $       17.59

  Investments, at cost                           $       140,629     $         165,644     $      332,403    $      383,484






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2004


                                                                                           Sub-accounts
                                                                    ----------------------------------------------------------
                                                                                               AEGON/TA
                                                                           AEGON/TA          Transamerica       AEGON/TA
                                                                         Transamerica           Money          PIMCO Total
                                                                            Equity              Market           Return
                                                                    ----------------------------------------------------------

  Assets
  Investments, at fair value                                          $        1,481,002    $     779,201      $    198,140
  Dividends receivable                                                                 -               45                 -
                                                                    ----------------------------------------------------------

  Net assets                                                          $        1,481,002    $     779,246      $    198,140
                                                                    ==========================================================

  Accumulation unit value                                             $            12.37    $        1.03      $      10.69
                                                                    ==========================================================

  Accumulation units outstanding                                              119,726.29       756,356.98         18,534.87
                                                                    ==========================================================

  Investment sub-account information

  Number of mutual fund shares                                                 70,929.21       779,200.94         17,818.38

  Net asset value per share                                           $            20.88    $        1.00      $      11.12

  Investments, at cost                                                $        1,153,714    $     779,246      $    196,230

  See accompanying notes.




                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                            Statements of Operations

                          Year ended December 31, 2004


                                                                               Sub-accounts
                                            ----------------------------------------------------------------------------------
                                                   Alger
                                                 American        AllianceBernstein     AllianceBernstein
                                                 Income &           VP Growth &                VP               Dreyfus
                                                  Growth               Income            Premier Growth       Appreciation
                                            ----------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                     $         1,405    $            2,740    $               -     $        2,784
     Dividends - capital gain distributions                 -                     -                    -                  -
                                            ----------------------------------------------------------------------------------
  Net investment income                                 1,405                 2,740                    -              2,784

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                       1,784                 6,246                2,882              3,116
       Unrealized appreciation of
           investments                                 19,149                34,201                5,452              2,453
                                            ----------------------------------------------------------------------------------

  Net gain on investments                              20,933                40,447                8,334              5,569
                                            ----------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                $        22,338    $           43,187    $           8,334     $        8,353
                                            ==================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                               Sub-accounts
                                            ----------------------------------------------------------------------------------
                                                                      Dreyfus
                                                  Dreyfus             Socially                                Janus Aspen
                                                 Developing         Responsible             Dreyfus             Series
                                                  Leaders              Growth                MidCap             Balanced
                                            ----------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                     $           908    $              326    $           1,903    $        4,277
     Dividends - capital gain distributions                 -                     -               12,308                 -
                                            ----------------------------------------------------------------------------------
  Net investment income                                   908                   326               14,211             4,277

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                       1,543                   124               13,114             5,236
       Unrealized appreciation of
           investments                                 40,196                 3,946               38,193             5,263
                                            ----------------------------------------------------------------------------------

  Net gain on investments                              41,739                 4,070               51,307            10,499
                                            ----------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                $        42,647    $            4,396    $          65,518    $       14,776
                                            ==================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                  Sub-accounts
                                                --------------------------------------------------------------------------------
                                                    Janus Aspen             MFS(R)                 MFS(R)
                                                      Series                                                        MFS(R)
                                                     Worldwide            Emerging            Investors
                                                      Growth               Growth               Trust             Research
                                                --------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                         $        1,308     $              -      $             445   $          640
     Dividends - capital gain distributions                    -                     -                     -                -
                                                --------------------------------------------------------------------------------
  Net investment income                                    1,308                     -                   445              640

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                            938                 5,907                 3,593              523
       Unrealized appreciation of
          investments                                      5,769                 6,250                 5,428           10,262
                                                --------------------------------------------------------------------------------

  Net gain on investments                                  6,707                12,157                 9,021           10,785
                                                --------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                    $        8,015     $          12,157     $           9,466   $       11,425
                                                ================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                   Sub-accounts
                                                 ---------------------------------------------------------------------------------
                                                     Van Kampen                                                    Van Kampen
                                                    UIF Emerging         Van Kampen            Van Kampen             UIF
                                                      Markets               UIF                    UIF           International
                                                       Equity           Fixed Income           High Yield            Magnum
                                                 ---------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                          $          742    $           21,764    $            7,782    $        2,577
     Dividends - capital gain distributions                     -                 1,310                     -                 -
                                                 ---------------------------------------------------------------------------------
  Net investment income                                       742                23,074                 7,782             2,577

  Net realized and unrealized gain
     (loss) on investments
       Realized gain on
          investment transactions                           7,334                 3,965                 4,965             8,844
       Unrealized appreciation (depreciation)
          of investments                                   18,852                (1,540)                 (885)            9,709
                                                 ---------------------------------------------------------------------------------

  Net gain on investments                                  26,186                 2,425                 4,080            18,553
                                                 ---------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                     $       26,928    $           25,499    $           11,862    $       21,130
                                                 =================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                   Sub-accounts
                                                 ---------------------------------------------------------------------------------
                                                        PIMCO               PIMCO               PIMCO VIT
                                                    Advisors VIT         Advisors VIT          StocksPLUS
                                                        OpCap               OpCap               Growth &          Fidelity VIP
                                                       Managed            Small Cap              Income            Contrafund
                                                 ---------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                          $         2,525    $             117     $           6,652    $          468
     Dividends - capital gain distributions                      -                    -                     -                 -
                                                 ---------------------------------------------------------------------------------
  Net investment income                                      2,525                  117                 6,652               468

  Net realized and unrealized gain (loss)
     on investments
       Realized gain on
          investment transactions                           18,584               20,640                10,227            11,481
       Unrealized appreciation (depreciation)
          of investments                                    (3,464)              39,083                22,370            35,590
                                                 ---------------------------------------------------------------------------------

  Net gain on investments                                   15,120               59,723                32,597            47,071
                                                 ---------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                     $        17,645    $          59,840     $          39,249    $       47,539
                                                 =================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                  Sub-accounts
                                                --------------------------------------------------------------------------------

                                                   Fidelity VIP                                                   Franklin
                                                       Equity           Fidelity VIP           Franklin          Small Cap
                                                       Income            Index 500             Small Cap           Value
                                                --------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                         $        2,644     $           4,593     $             -     $          280
     Dividends - capital gain distributions                  689                     -                    -                 -
                                                --------------------------------------------------------------------------------
  Net investment income                                    3,333                 4,593                    -               280

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                         11,266                 9,306               12,325             9,478
       Unrealized appreciation of
           investments                                    17,605                80,053               25,853            33,536
                                                --------------------------------------------------------------------------------

  Net gain on investments                                 28,871                89,359               38,178            43,014
                                                --------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                    $       32,204     $          93,952     $         38,178    $       43,294
                                                ================================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                  Sub-accounts
                                                --------------------------------------------------------------------------------
                                                     AEGON/TA             AEGON/TA             AEGON/TA           AEGON/TA
                                                    Van Kampen            Capital              Capital           Federated
                                                     Emerging             Guardian             Guardian          Growth and
                                                      Growth               Global                Value             Income
                                                --------------------------------------------------------------------------------

  Investment income
     Dividends - ordinary                         $           -      $              534    $           2,951   $        8,402
     Dividends - capital gain distributions                    -                      -                    -            9,019
                                                --------------------------------------------------------------------------------
  Net investment income                                        -                    534                2,951           17,421

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                          7,324                 14,184               12,005            4,905
       Unrealized appreciation of
           investments                                       931                  1,915               35,565            8,187
                                                --------------------------------------------------------------------------------

  Net gain on investments                                  8,255                 16,099               47,570           13,092
                                                --------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                    $        8,255     $           16,633    $          50,521   $       30,513
                                                ================================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year ended December 31, 2004


                                                                                        Sub-accounts
                                                                -------------------------------------------------------------
                                                                                           AEGON/TA
                                                                      AEGON/TA           Transamerica          AEGON/TA
                                                                    Transamerica             Money           PIMCO Total
                                                                       Equity               Market              Return
                                                                -------------------------------------------------------------

  Investment income
     Dividends - ordinary                                          $             -      $         6,532      $       1,662
     Dividends - capital gain distributions                                       -                   -              1,628
                                                                -------------------------------------------------------------
  Net investment income                                                           -               6,532              3,290

  Net realized and unrealized gain
     on investments
       Realized gain on
          investment transactions                                            15,230                   -                198
       Unrealized appreciation of
           investments                                                      166,681                   -              1,699
                                                                -------------------------------------------------------------

  Net gain on investments                                                   181,911                   -              1,897
                                                                -------------------------------------------------------------

  Net increase in net assets
     resulting from operations                                     $        181,911     $         6,532      $       5,187
                                                                =============================================================

  See accompanying notes.




                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year ended December 31, 2004


                                                                             Sub-accounts
                                         -------------------------------------------------------------------------------------
                                                Alger
                                               American         AllianceBernstein     AllianceBernstein
                                               Income &            VP Growth &            VP Premier            Dreyfus
                                                Growth                Income                Growth           Appreciation
                                         -------------------------------------------------------------------------------------

  Operations
  Net investment income                    $         1,405     $            2,740     $               -     $         2,784
  Realized gain on investments                       1,784                  6,246                  2,882              3,116
  Unrealized appreciation of investments            19,149                 34,201                  5,452              2,453
                                         -------------------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                22,338                 43,187                  8,334              8,353

  Contract transactions
  Deposits                                         119,242                109,262                 40,212             77,783
  Withdrawals                                      (46,197)               (50,402)               (18,434)           (29,489)
  Transfers between sub-accounts                    42,570                 68,892                 16,246             34,805
                                         -------------------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                    115,615                127,752                 38,024             83,099
                                         -------------------------------------------------------------------------------------

  Increase in net assets                           137,953                170,939                 46,358             91,452

  Net assets at beginning of year                  190,895                294,113                 67,398             77,048
                                         -------------------------------------------------------------------------------------

  Net assets at end of year                $       328,848     $          465,052     $          113,756    $       168,500
                                         =====================================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                   Sub-accounts
                                                    ----------------------------------------------------------------------------
                                                                             Dreyfus
                                                          Dreyfus           Socially                            Janus Aspen
                                                        Developing         Responsible          Dreyfus            Series
                                                          Leaders            Growth             MidCap            Balanced
                                                    ----------------------------------------------------------------------------

  Operations
  Net investment income                               $           908    $           326    $       14,211     $        4,277
  Realized gain on investments                                  1,543                124            13,114              5,236
  Unrealized appreciation of investments                       40,196              3,946            38,193              5,263
                                                    ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                           42,647              4,396            65,518             14,776

  Contract transactions
  Deposits                                                    143,883             18,597           180,302            103,171
  Withdrawals                                                 (58,951)           (11,650)          (89,535)           (49,146)
  Transfers between sub-accounts                               78,625             20,103           111,609             21,242
                                                    ----------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                               163,557             27,050           202,376             75,267
                                                    ----------------------------------------------------------------------------

  Increase in net assets                                      206,204             31,446           267,894             90,043

  Net assets at beginning of year                             277,854             53,331           274,724            118,752
                                                    ----------------------------------------------------------------------------

  Net assets at end of year                           $       484,058    $        84,777    $      542,618     $      208,795
                                                    ============================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                    Sub-accounts
                                                     ---------------------------------------------------------------------------
                                                        Janus Aspen           MFS(R)               MFS(R)
                                                           Series                                                   MFS(R)
                                                         Worldwide          Emerging           Investors
                                                           Growth            Growth              Trust            Research
                                                     ---------------------------------------------------------------------------

  Operations
  Net investment income                                $        1,308    $            -     $          445     $          640
  Realized gain on investments                                    938              5,907             3,593                523
  Unrealized appreciation of
     investments                                                5,769              6,250             5,428             10,262
                                                     ---------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                            8,015             12,157             9,466             11,425

  Contract transactions
  Deposits                                                     78,788             49,408            33,657             50,752
  Withdrawals                                                 (24,111)           (20,273)          (11,434)           (16,175)
  Transfers between sub-accounts                               (3,255)             7,295             8,583             12,386
                                                     ---------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                                51,422             36,430            30,806             46,963
                                                     ---------------------------------------------------------------------------

  Increase in net assets                                       59,437             48,587            40,272             58,388

  Net assets at beginning of year                              95,931             66,556            57,804             45,474
                                                     ---------------------------------------------------------------------------

  Net assets at end of year                            $      155,368    $       115,143    $       98,076     $      103,862
                                                     ===========================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                 Sub-accounts
                                                 -----------------------------------------------------------------------------
                                                     Van Kampen                                                Van Kampen
                                                    UIF Emerging        Van Kampen         Van Kampen             UIF
                                                       Markets             UIF                 UIF           International
                                                       Equity          Fixed Income        High Yield            Magnum
                                                 -----------------------------------------------------------------------------

  Operations
  Net investment income                            $           742    $        23,074   $          7,782    $          2,577
  Realized gain on investments                               7,334              3,965               4,965              8,844
  Unrealized appreciation (depreciation)
     of investments                                         18,852             (1,540)               (885)             9,709
                                                 -----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                        26,928             25,499              11,862             21,130

  Contract transactions
  Deposits                                                  41,779            366,507              76,336             83,220
  Withdrawals                                              (24,937)          (204,307)            (33,410)           (30,534)
  Transfers between sub-accounts                            66,680             29,022              39,235             48,219
                                                 -----------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                             83,522            191,222              82,161            100,905
                                                 -----------------------------------------------------------------------------

  Increase in net assets                                   110,450            216,721              94,023            122,035

  Net assets at beginning of year                           43,616            509,124              60,182             56,126
                                                 -----------------------------------------------------------------------------

  Net assets at end of year                        $       154,066    $       725,845   $        154,205    $        178,161
                                                 =============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                   Sub-accounts
                                                    --------------------------------------------------------------------------
                                                          PIMCO             PIMCO            PIMCO VIT
                                                      Advisors VIT       Advisors VIT        StocksPLUS
                                                          OpCap             OpCap             Growth &        Fidelity VIP
                                                         Managed          Small Cap            Income          Contrafund
                                                    --------------------------------------------------------------------------

  Operations
  Net investment income                               $        2,525   $           117     $        6,652    $          468
  Realized gain on investments                                18,584            20,640             10,227            11,481
  Unrealized appreciation (depreciation)
     of investments                                           (3,464)           39,083             22,370            35,590
                                                    --------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                          17,645            59,840             39,249            47,539

  Contract transactions
  Deposits                                                    87,118            91,270            142,634           173,651
  Withdrawals                                                (37,136)          (48,842)           (54,080)          (81,949)
  Transfers between sub-accounts                              42,798            62,074             40,244            64,470
                                                    --------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                               92,780           104,502            128,798           156,172
                                                    --------------------------------------------------------------------------

  Increase in net assets                                     110,425           164,342            168,047           203,711

  Net assets at beginning of year                            149,545           247,400            271,988           205,036
                                                    --------------------------------------------------------------------------

  Net assets at end of year                           $      259,970   $       411,742     $      440,035    $      408,747
                                                    ==========================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                  Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                      Fidelity VIP                                              Franklin
                                                         Equity         Fidelity VIP         Franklin           Small Cap
                                                         Income           Index 500          Small Cap            Value
                                                   ----------------------------------------------------------------------------

  Operations
  Net investment income                               $       3,333     $       4,593      $           -      $         280
  Realized gain on investments                               11,266             9,306              12,325             9,478
  Unrealized appreciation of investments                     17,605            80,053              25,853            33,536
                                                   ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                         32,204            93,952              38,178            43,294

  Contract transactions
  Deposits                                                  189,822           396,008             110,352           106,713
  Withdrawals                                               (96,479)         (127,797)            (55,078)          (47,201)
  Transfers between sub-accounts                             56,165           344,033              52,569            79,280
                                                   ----------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                             149,508           612,244             107,843           138,792
                                                   ----------------------------------------------------------------------------

  Increase in net assets                                    181,712           706,196             146,021           182,086

  Net assets at beginning of year                           173,465           394,550             223,322            95,587
                                                   ----------------------------------------------------------------------------

  Net assets at end of year                           $     355,177     $   1,100,746      $      369,343     $     277,673
                                                   ============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                            Sub-accounts
                                             ---------------------------------------------------------------------------
                                                  AEGON/TA           AEGON/TA          AEGON/TA          AEGON/TA
                                                 Van Kampen          Capital           Capital           Federated
                                                  Emerging           Guardian          Guardian         Growth and
                                                   Growth             Global            Value             Income
                                             ---------------------------------------------------------------------------

  Operations
  Net investment income                        $           -      $           534   $        2,951    $       17,421
  Realized gain on investments                          7,324              14,184           12,005             4,905
  Unrealized appreciation of investments                  931               1,915           35,565             8,187
                                             ---------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                    8,255              16,633           50,521            30,513

  Contract transactions
  Deposits                                             64,142              83,418          160,525           186,578
  Withdrawals                                         (53,270)            (40,416)         (76,634)          (68,426)
  Transfers between sub-accounts                       38,625              42,132           90,934            83,432
                                             ---------------------------------------------------------------------------
  Net increase in net assets
     from contract transactions                        49,497              85,134          174,825           201,584
                                             ---------------------------------------------------------------------------

  Increase in net assets                               57,752             101,767          225,346           232,097

  Net assets at beginning of year                      98,269              82,473          174,652           180,950
                                             ---------------------------------------------------------------------------

  Net assets at end of year                    $      156,021     $       184,240   $      399,998    $      413,047
                                             ===========================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2004


                                                                                          Sub-accounts
                                                                  ------------------------------------------------------------
                                                                                             AEGON/TA
                                                                        AEGON/TA          Transamerica          AEGON/TA
                                                                      Transamerica            Money              PIMCO
                                                                         Equity               Market          Total Return
                                                                  ------------------------------------------------------------

  Operations
  Net investment income                                             $             -     $           6,532    $        3,290
  Realized gain on investments                                                15,230                    -               198
  Unrealized appreciation of investments                                     166,681                    -             1,699
                                                                  ------------------------------------------------------------

  Increase in net assets resulting
     from operations                                                         181,911                6,532             5,187

  Contract transactions
  Deposits                                                                   560,863            2,055,682           116,996
  Withdrawals                                                               (204,319)            (198,181)          (27,179)
  Transfers between sub-accounts                                             133,437           (1,582,038)           86,656
                                                                  ------------------------------------------------------------
  Net increase in net assets
     from contract transactions                                              489,981              275,463           176,473
                                                                  ------------------------------------------------------------

  Increase in net assets                                                     671,892              281,955           181,660

  Net assets at beginning of year                                            809,110              497,251            16,480
                                                                  ------------------------------------------------------------

  Net assets at end of year                                         $      1,481,002    $         779,246    $      198,140
                                                                  ============================================================

  See accompanying notes.






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets
                          Year ended December 31, 2003


                                                                             Sub-accounts
                                         -------------------------------------------------------------------------------------
                                                 Alger
                                               American         AllianceBernstein     AllianceBernstein
                                               Income &            VP Growth &            VP Premier            Dreyfus
                                                Growth                Income                Growth           Appreciation
                                         -------------------------------------------------------------------------------------

  Operations
  Net investment income                    $           412     $            1,377     $               -     $           973
  Realized gain (loss) on investments               (3,284)                (3,368)                   454               (174)
  Unrealized appreciation of investments            37,481                 57,752                  7,332              9,037
                                         -------------------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                34,609                 55,761                  7,786              9,836

  Contract transactions
  Deposits                                         104,040                140,394                 29,653             30,835
  Withdrawals                                      (33,279)               (36,433)               (11,059)           (13,070)
  Transfers between sub-accounts                    27,566                 84,847                 27,152             23,269
                                         -------------------------------------------------------------------------------------
  Net increase in assets
     from contract transactions                     98,327                188,808                 45,746             41,034
                                         -------------------------------------------------------------------------------------

  Increase in net assets                           132,936                244,569                 53,532             50,870

  Net assets at beginning of year                   57,959                 49,544                 13,866             26,178
                                         -------------------------------------------------------------------------------------

  Net assets at end of year                $       190,895     $          294,113     $           67,398    $        77,048
                                         =====================================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                  Sub-accounts
                                                  ----------------------------------------------------------------------------
                                                                           Dreyfus
                                                        Dreyfus           Socially                            Janus Aspen
                                                      Developing         Responsible         Dreyfus            Series
                                                        Leaders            Growth             MidCap           Balanced
                                                  ----------------------------------------------------------------------------

  Operations
  Net investment income                             $            70    $            54    $           657   $        2,207
  Realized gain (loss) on investments                        (3,699)            (1,315)            (4,054)           3,028
  Unrealized appreciation of investments                     61,998             11,360             53,944           11,220
                                                  ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                         58,369             10,099             50,547           16,455

  Contract transactions
  Deposits                                                  107,281             24,149             95,248           92,015
  Withdrawals                                               (38,880)           (11,457)           (33,232)         (26,888)
  Transfers between sub-accounts                             39,331              4,574             69,679          (26,635)
                                                  ----------------------------------------------------------------------------
  Net increase in assets
     from contract transactions                             107,732             17,266            131,695           38,492
                                                  ----------------------------------------------------------------------------

  Increase in net assets                                    166,101             27,365            182,242           54,947

  Net assets at beginning of year                           111,753             25,966             92,482           63,805
                                                  ----------------------------------------------------------------------------

  Net assets at end of year                         $       277,854    $        53,331    $       274,724   $      118,752
                                                  ============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                  Sub-accounts
                                                  ----------------------------------------------------------------------------
                                                     Janus Aspen           MFS(R)               MFS(R)
                                                        Series                                                   MFS(R)
                                                      Worldwide          Emerging           Investors
                                                        Growth            Growth              Trust             Research
                                                  ----------------------------------------------------------------------------

  Operations
  Net investment income                             $          569    $            -     $           309    $           217
  Realized gain (loss) on investments                       (1,018)               308               (998)              (931)
  Unrealized appreciation of investments                    16,038              8,180             11,905              9,744
                                                  ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                        15,589              8,488             11,216              9,030

  Contract transactions
  Deposits                                                  54,605             17,319             29,892             22,804
  Withdrawals                                              (17,294)           (11,649)           (10,300)            (9,437)
  Transfers between sub-accounts                             5,873             39,024             10,239              4,624
                                                  ----------------------------------------------------------------------------
  Net increase in assets from
     contract transactions                                  43,184             44,694             29,831             17,991
                                                  ----------------------------------------------------------------------------

  Increase in net assets                                    58,773             53,182             41,047             27,021

  Net assets at beginning of year                           37,158             13,374             16,757             18,453
                                                  ----------------------------------------------------------------------------

  Net assets at end of year                         $       95,931    $        66,556    $        57,804    $        45,474
                                                  ============================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                Sub-accounts
                                                -----------------------------------------------------------------------------
                                                    Van Kampen                                               Van Kampen
                                                   UIF Emerging       Van Kampen          Van Kampen             UIF
                                                     Markets              UIF                UIF            International
                                                      Equity         Fixed Income         High Yield           Magnum
                                                -----------------------------------------------------------------------------

  Operations
  Net investment income                           $           -     $         1,912    $             -     $            40
  Realized gain on investments                               475                658                 425                213
  Unrealized appreciation of investments                   7,351              9,715               5,700              9,737
                                                -----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                       7,826             12,285               6,125              9,990

  Contract transactions
  Deposits                                                11,451            167,013              38,402             24,075
  Withdrawals                                             (6,193)           (82,687)             (8,985)           (12,151)
  Transfers between sub-accounts                          22,948            332,144              15,331             23,044
                                                -----------------------------------------------------------------------------
  Net increase in assets from
     contract transactions                                28,206            416,470              44,748             34,968
                                                -----------------------------------------------------------------------------

  Increase in net assets                                  36,032            428,755              50,873             44,958

  Net assets at beginning of year                          7,584             80,369               9,309             11,168
                                                -----------------------------------------------------------------------------

  Net assets at end of year                       $       43,616    $       509,124    $         60,182    $        56,126
                                                =============================================================================





                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                 Sub-accounts
                                                 ----------------------------------------------------------------------------
                                                       PIMCO              PIMCO             PIMCO VIT
                                                    Advisors VIT       Advisors VIT        StocksPLUS
                                                       OpCap              OpCap             Growth &         Fidelity VIP
                                                      Managed           Small Cap            Income           Contrafund
                                                 ----------------------------------------------------------------------------

  Operations
  Net investment income                            $          928    $             52    $         4,790    $          198
  Realized gain (loss) on investments                      (1,150)             (3,446)              (160)            1,025
  Unrealized appreciation of investments                   24,063              64,348             54,741            37,216
                                                 ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                       23,841              60,954             59,371            38,439

  Contract transactions
  Deposits                                                 83,322              70,254            152,846            97,294
  Withdrawals                                             (17,597)            (24,679)           (35,574)          (18,022)
  Transfers between sub-accounts                           18,425              64,196             25,119            36,584
                                                 ----------------------------------------------------------------------------
  Net increase in assets from
     contract transactions                                 84,150             109,771            142,391           115,856
                                                 ----------------------------------------------------------------------------

  Increase in net assets                                  107,991             170,725            201,762           154,295

  Net assets at beginning of year                          41,554              76,675             70,226            50,741
                                                 ----------------------------------------------------------------------------

  Net assets at end of year                        $      149,545    $        247,400    $       271,988    $      205,036
                                                 ============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                  Sub-accounts
                                                  ----------------------------------------------------------------------------

                                                     Fidelity VIP                                              Franklin
                                                         Equity         Fidelity VIP        Franklin           Small Cap
                                                         Income          Index 500          Small Cap            Value
                                                  ----------------------------------------------------------------------------

  Operations
  Net investment income                             $        1,109     $           77    $            -     $           103
  Realized gain (loss) on investments                        1,439              3,481             (1,384)             5,544
  Unrealized appreciation of investments                    34,820             28,914             47,794             13,041
                                                  ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                        37,368             32,472             46,410             18,688

  Contract transactions
  Deposits                                                  95,176            234,037             80,726             35,996
  Withdrawals                                              (19,632)           (28,937)           (25,926)           (11,834)
  Transfers between sub-accounts                            17,857            151,703             74,006             37,733
                                                  ----------------------------------------------------------------------------
  Net increase in assets from
     contract transactions                                  93,401            356,803            128,806             61,895
                                                  ----------------------------------------------------------------------------

  Increase in net assets                                   130,769            389,275            175,216             80,583

  Net assets at beginning of year                           42,696              5,275             48,106             15,004
                                                  ----------------------------------------------------------------------------

  Net assets at end of year                         $      173,465     $      394,550    $       223,322    $        95,587
                                                  ============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                  Sub-accounts
                                                  ----------------------------------------------------------------------------
                                                                          AEGON/TA           AEGON/TA          AEGON/TA
                                                                         Van Kampen          Capital            Capital
                                                       Franklin           Emerging           Guardian          Guardian
                                                      Technology           Growth             Global             Value
                                                  ----------------------------------------------------------------------------

  Operations
  Net investment income                             $           -      $            -     $           95    $           712
  Realized gain (loss) on investments                         (399)               (463)              480              1,762
  Unrealized appreciation of investments                     2,592              16,961            16,674             31,263
                                                  ----------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                         2,193              16,498            17,249             33,737

  Contract transactions
  Deposits                                                  13,116              59,680            36,300             63,741
  Withdrawals                                               (2,097)            (16,358)           (8,187)           (20,598)
  Transfers between sub-accounts                           (26,946)             17,557            29,305             80,995
                                                  ----------------------------------------------------------------------------
  Net increase (decrease) in assets
     from contract transactions                            (15,927)             60,879            57,418            124,138
                                                  ----------------------------------------------------------------------------

  Increase (decrease) in net assets                        (13,734)             77,377            74,667            157,875

  Net assets at beginning of year                           13,734              20,892             7,806             16,777
                                                  ----------------------------------------------------------------------------

  Net assets at end of year                         $           -      $        98,269    $       82,473    $       174,652
                                                  ============================================================================






                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year ended December 31, 2003


                                                                                 Sub-accounts
                                             ------------------------------------------------------------------------------------
                                                   AEGON/TA                                  AEGON/TA
                                                  Federated            AEGON/TA            Transamerica           AEGON/TA
                                                  Growth and          Transamerica            Money                PIMCO
                                                    Income               Equity               Market            Total Return
                                             ------------------------------------------------------------------------------------

  Operations
  Net investment income                         $        7,148      $            -       $          5,174      $            -
  Realized gain (loss) on investments                    1,321               (2,805)                    -                   32
  Unrealized appreciation of investments                20,424              166,912                     -                  211
                                             ------------------------------------------------------------------------------------

  Increase in net assets resulting
     from operations                                    28,893              164,107                 5,174                  243

  Contract transactions
  Deposits                                              91,194              389,238             1,455,407                4,941
  Withdrawals                                          (23,627)            (110,491)             (164,070)              (1,619)
  Transfers between sub-accounts                        50,882              117,961            (1,468,510)              12,915
                                             ------------------------------------------------------------------------------------
  Net increase (decrease) in assets
     from contract transactions                        118,449              396,708              (177,173)              16,237
                                             ------------------------------------------------------------------------------------

  Increase (decrease) in net assets                    147,342              560,815              (171,999)              16,480

  Net assets at beginning of year                       33,608              248,295               669,250                    -
                                             ------------------------------------------------------------------------------------

  Net assets at end of year                     $      180,950      $       809,110      $        497,251      $        16,480
                                             ====================================================================================

  See accompanying notes.



                            Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2004


1. Organization of the Account

Separate Account VUL-6 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) as a separate account pursuant to a resolution adopted by Transamerica's Board of Directors on June 11, 1996. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on March 4, 2002. Not all sub-accounts within the Separate Account received initial deposits on that date. The Contract allows policyholders to direct funds into a fixed interest account that is not part of the Separate Account.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 32 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.




                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------
                                                 The Alger American Fund
Alger American Income & Growth                      Alger American Income & Growth - Class O

                                                 Alliance Variable Products Series Funds
AllianceBernstein VP Growth & Income                AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Premier Growth                 AllianceBernstein VP Premier Growth - Class B

                                                 Dreyfus Variable Investments Fund
Dreyfus Appreciation                                Dreyfus VIF Appreciation Portfolio - Initial Shares
Dreyfus Developing Leaders                          Dreyfus VIF Developing Leaders Portfolio - Initial Shares

                                                 Dreyfus Socially Responsible Growth Fund
Dreyfus Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund - Initial Shares

                                                 Dreyfus Investment Portfolios
Dreyfus MidCap                                      Dreyfus MidCap Stock Portfolio - Initial Shares

                                                 Janus Aspen Series
Janus Aspen Series Balanced                         Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth                 Janus Aspen Series Worldwide Growth - Service Shares





                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------

                                                 MFS Variable Insurance Trust
MFS(R) Emerging Growth                                MFS(R) Emerging Growth Series - Initial Class
MFS(R) Investors Trust                                MFS(R) Investors Trust Series - Initial Class
MFS(R) Research                                       MFS(R) Research Series  - Class

                                                 The Van Kampen Universal Institutional Funds
Van Kampen UIF Emerging Markets Equity              Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF Fixed Income                         Van Kampen UIF Core Plus Fixed Income - Class 1(1)
Van Kampen UIF High Yield                           Van Kampen UIF High Yield - Class 1(2)
Van Kampen UIF International Magnum                 Van Kampen UIF International Magnum - Class 1

                                                 PIMCO Advisors Variable Insurance Trust
PIMCO Advisors VIT OpCap Managed                    PIMCO Advisors VIT OpCap Managed Portfolio
PIMCO Advisors VIT OpCap Small Cap                  PIMCO Advisors VIT OpCap Small Cap Portfolio

                                                 PIMCO Variable Insurance Trust
PIMCO VIT StocksPLUS Growth & Income                PIMCO VIT StocksPLUS Growth & Income - Admin. Class

                                                 Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund                             Fidelity VIP Contrafund(R) Portfolio - Class 2
Fidelity VIP Equity Income                          Fidelity VIP Equity-Income Portfolio - Class 2
Fidelity VIP Index 500                              Fidelity VIP Index 500 Portfolio - Class 2

                                                 Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap                                  Franklin Small Cap Fund - Class 2
Franklin Small Cap Value                            Franklin Small Cap Value Securities Fund - Class 2
Franklin Technology                                 Franklin Technology Securities - Class 2(3)

                                                 AEGON/Transamerica Series Fund
AEGON/TA Van Kampen Emerging Growth                 AEGON/Transamerica Van Kampen Emerging Growth - Initial Class
AEGON/TA Capital Guardian Global                    AEGON/Transamerica Capital Guardian Global - Initial Class
AEGON/TA Capital Guardian Value                     AEGON/Transamerica Capital Guardian Value - Initial Class
AEGON/TA Federated Growth and Income                AEGON/Transamerica Federated Growth & Income - Initial Class
AEGON/TA Transamerica Equity                        AEGON/Transamerica Transamerica Equity - Initial Class
AEGON/TA Transamerica Money Market                  AEGON/Transamerica Transamerica Money Market - Initial Class
AEGON/TA PIMCO Total Return                         AEGON/Transamerica PIMCO Total Return - Initial Class

(1) Formerly Miller Anderson UIF Core Plus Fixed Income - Class 1
(2) Formerly Miller Anderson UIF High Yield - Class 1
(3) Discontinued by the Separate Account during 2003

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contract is not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

A monthly charge on each monthly policy date against the accumulation value of the sub-accounts of the base policy and of each layer is assessed. This rate varies by the length of time the policy has been in force. The monthly rate is 1/12 of the annual rate. For policy years one through 10, the annual rate is 0.65%. The annual rate currently charged during policy years 11 through 20 is 0.15%, for policy years 21 and later, 0.00%. However, any rate not in excess of the maximum guaranteed mortality and expense risk charge may be charged. The maximum guaranteed mortality and expense risk charge on an annual basis is 0.65% during policy years one through 10, 0.40% in policy years 11 through 20, and 0.25% in policy years 21 and later.

An administrative charge is deducted by Transamerica prior to allocation of policyowner payments to the sub-accounts, which is equal to 7.6% of the premium payments allocated to basic coverage, up to target amounts, during policy or layer years 1-10; and 3.6% of premium payments allocated to basic coverage in excess of target amounts during policy or layer years 1-10 and on all amounts allocated to basic coverage during policy or layer years 11 and later. Currently, all premiums allocated to supplemental coverage are subject to an administrative charge equal to 3.6% of the premium payment. Transamerica may assess an administrative charge of up to 8.6% of premium payments allocated to supplemental coverage, up to target amounts, during the first ten rider or rider layer years. The first 18 transfers in a policy year are free. Transamerica may impose a charge of up to $25 for each transfer in excess of 18 transfers during a policy year, but currently Transamerica does not impose such fee.

Surrender charges may also apply to partial withdrawals, full surrenders, and decreases in face amount of insurance. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.



4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2004 were:

                                                                           Aggregate        Aggregate
                                                                           Purchases          Sales
                                                                       ------------------------------------
                                                                       ------------------------------------
Sub-account
Alger American Income & Growth                                           $      143,387   $       26,367
AllianceBernstein VP Growth & Income                                            157,381           26,889
AllianceBernstein VP Premier Growth                                              53,058           15,034
Dreyfus Appreciation                                                            103,351           17,468
Dreyfus Developing Leaders                                                      184,619           20,154
Dreyfus Socially Responsible Growth                                              35,744            8,368
Dreyfus MidCap                                                                  276,190           59,603
Janus Aspen Series Balanced                                                     122,520           42,976
Janus Aspen Series Worldwide Growth                                              65,667           12,937
MFS(R) Emerging Growth                                                           60,713           24,283
MFS(R) Investors Trust                                                           53,212           21,961
MFS(R) Research                                                                  56,367            8,764
Van Kampen UIF Emerging Markets Equity                                          110,432           26,168
Van Kampen UIF Fixed Income                                                     378,842          164,547
Van Kampen UIF High Yield                                                       129,199           39,256
Van Kampen UIF International Magnum                                             138,716           35,234
PIMCO Advisors VIT OpCap Managed                                                261,528          166,223
PIMCO Advisors VIT OpCap Small Cap                                              171,173           66,554
PIMCO VIT StocksPLUS Growth & Income                                            172,805           37,355
Fidelity VIP Contrafund                                                         203,380           46,740
Fidelity VIP Equity Income                                                      207,325           54,484
Fidelity VIP Index 500                                                          689,959           73,122
Franklin Small Cap                                                              146,769           38,926
Franklin Small Cap Value                                                        175,776           36,704
AEGON/TA Van Kampen Emerging Growth                                              95,131           45,634
AEGON/TA Capital Guardian Global                                                138,057           52,389
AEGON/TA Capital Guardian Value                                                 216,745           38,969
AEGON/TA Federated Growth and Income                                            246,458           27,453
AEGON/TA Transamerica Equity                                                    565,148           75,167
AEGON/TA Transamerica Money Market                                            1,966,590        1,684,595
AEGON/TA PIMCO Total Return                                                     205,491           25,728




4. Investment Transactions (continued)


The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 2003 were:

                                                                           Aggregate        Aggregate
                                                                           Purchases          Sales
                                                                       ------------------------------------
                                                                       ------------------------------------
Sub-account
Alger American Income & Growth                                           $      115,227   $       16,488
AllianceBernstein VP Growth and Income                                          217,439           27,253
AllianceBernstein VP Premier Growth                                              57,253           11,508
Dreyfus Appreciation                                                             50,492            8,486
Dreyfus Developing Leaders                                                      124,151           16,348
Dreyfus Socially Responsible Growth                                              25,597            8,277
Dreyfus MidCap                                                                  156,046           23,693
Janus Aspen Series Balanced                                                      99,392           58,692
Janus Aspen Series Worldwide Growth                                              48,573            4,820
MFS(R) Emerging Growth                                                           50,498            5,804
MFS(R) Investors Trust                                                           38,319            8,180
MFS(R) Research                                                                  24,366            6,158
Van Kampen UIF Emerging Markets Equity                                           34,037            5,831
Van Kampen UIF Fixed Income                                                     477,114           58,730
Van Kampen UIF High Yield                                                        53,337            8,589
Van Kampen UIF International Magnum                                              43,302            8,294
PIMCO Advisors VIT OpCap Managed                                                 96,335           11,256
PIMCO Advisors VIT OpCap Small Cap                                              133,180           23,357
PIMCO VIT StocksPLUS Growth & Income                                            174,114           26,931
Fidelity VIP Contrafund                                                         126,404           10,350
Fidelity VIP Equity Income                                                      113,838           19,327
Fidelity VIP Index 500                                                          375,654           18,774
Franklin Small Cap                                                              156,917           28,112
Franklin Small Cap Value                                                         94,034           32,037
Franklin Technology                                                              13,081           29,008
AEGON/TA Van Kampen Emerging Growth                                              68,971            8,092
AEGON/TA CAP Guardian Global                                                     66,253            9,009
AEGON/TA Cap Guardian Value                                                     147,569           22,720
AEGON/TA Federated Growth and Income                                            142,379           16,782
AEGON/TA Transamerica Equity                                                    438,720           42,012
AEGON/TA Transamerica Money Market                                            1,364,905        1,536,905
AEGON/TA Pimco Total Return                                                      17,501            1,263

5. Accumulation Units

The changes in accumulation units for the year ended December 31, 2004 are summarized as follows (rounded to whole units):

                                                                     Units           Units
                                                                     Issued        Redeemed      Net Increase
                                                                ------------------------------------------------
                                                                ------------------------------------------------
Sub-account
Alger American Income & Growth                                          21,506          (9,254)        12,252
AllianceBernstein VP Growth and Income                                  18,383          (6,647)        11,736
AllianceBernstein VP Premier Growth                                      7,211          (3,068)         4,143
Dreyfus Appreciation                                                    14,185          (5,970)         8,215
Dreyfus Developing Leaders                                              25,385         (10,622)        14,763
Dreyfus Socially Responsible Growth                                      4,209          (1,332)         2,877
Dreyfus Midcap                                                          30,603         (13,388)        17,215
Janus Aspen Series Balanced                                             13,850          (6,947)         6,903
Janus Aspen Series Worldwide Growth                                      9,213          (3,750)         5,463
MFS(R) Emerging Growth                                                   8,191          (4,343)         3,848
MFS(R) Investors Trust                                                   4,664          (1,607)         3,057
MFS(R) Research                                                          7,241          (2,721)         4,520
Van Kampen UIF Emerging Markets Equity                                   8,449          (2,280)         6,169
Van Kampen UIF Fixed Income                                             51,671         (34,926)        16,745
Van Kampen UIF High Yield                                               12,396          (5,435)         6,961
Van Kampen UIF International Magnum                                     13,082          (4,470)         8,612
PIMCO Advisors VIT OpCap Managed                                        27,342         (19,043)         8,299
PIMCO Advisors VIT OpCap Small Cap                                      19,677         (10,707)         8,970
PIMCO VIT StocksPLUS Growth & Income                                    17,540          (5,705)        11,835
Fidelity VIP Contrafund                                                 24,262         (10,946)        13,316
Fidelity VIP Equity Income                                              26,368         (13,012)        13,356
Fidelity VIP Index 500                                                  70,561         (13,503)        57,058
Franklin Small Cap                                                      27,154         (16,465)        10,689
Franklin Small Cap Value                                                19,323          (7,149)        12,174
AEGON/TA Van Kampen Emerging Growth                                     17,495         (12,157)         5,338
AEGON/TA Capital Guardian Global                                        15,301          (7,908)         7,393
AEGON/TA Capital Guardian Value                                         33,767         (18,071)        15,696
AEGON/TA Federated Growth and Income                                    27,271         (10,759)        16,512
AEGON/TA Transamerica Equity                                            79,231         (35,253)        43,978
AEGON/TA Transamerica Money Market                                   2,073,863      (1,805,002)       268,861
AEGON/TA PIMCO Total Return                                             21,612          (4,688)        16,924





5. Accumulation Units (continued)

The changes in accumulation units for the year ended December 31, 2003 are summarized as follows (rounded to whole units):

                                                      Units          Units        Net Increase
                                                     Issued         Redeemed       (Decrease)
                                                 ------------------------------------------------
                                                 ------------------------------------------------

Sub-account
Alger American Income & Growth                         19,148        (6,722)         12,426
AllianceBernstein VP Growth & Income                   25,977        (4,342)         21,635
AllianceBernstein VP Premier Growth                     7,389        (1,849)          5,540
Dreyfus Appreciation                                    6,685        (2,217)          4,468
Dreyfus Mid Cap                                        17,817        (4,609)         13,208
Dreyfus Developing Leaders                             19,700        (7,403)         12,297
Dreyfus Socially Responsible Growth                     3,729        (1,489)          2,240
Janus Aspen Series Balanced                            11,938        (7,632)          4,306
Janus Aspen Series Worldwide Growth                     7,572        (2,392)          5,180
MFS(R) Emerging Growth                                  7,919        (2,574)          5,345
MFS(R) Investors Trust                                  4,995        (1,225)          3,770
MFS(R) Research                                         4,497        (2,198)          2,299
MA UIF Fixed Income                                    47,726        (9,534)         38,192
MA UIF High Yield                                       5,846        (1,662)          4,184
Van Kampen UIF International Magnum                     5,928        (2,155)          3,773
Van Kampen UIF Emerging Markets Equity                  3,191          (749)          2,442
PIMCO Advisors VIT OpCap Managed                       12,776        (3,132)          9,644
PIMCO Advisors VIT OpCap Small Cap                     16,505        (4,354)         12,151
PIMCO VIT StocksPLUS Growth & Income                   21,167        (4,101)         17,066
Fidelity VIP Contrafund                                15,247        (2,812)         12,435
Fidelity VIP Equity Income                             14,171        (3,369)         10,802
Fidelity VIP Index 500                                 39,861        (3,168)         36,693
Franklin Small Cap                                     22,230        (6,663)         15,567
Franklin Small Cap Value                                8,941        (1,780)          7,161
Franklin Technology                                     2,606        (4,981)         (2,375)
AEGON/TA Van Kampen Emerging Growth                    12,210        (4,150)          8,060
AEGON/TA Capital Guardian Global                        7,673        (1,337)          6,336
AEGON/TA Capital Guardian Value                        18,370        (4,171)         14,199
AEGON/TA Federated Growth and Income                   15,998        (4,420)         11,578
AEGON/TA Transamerica Equity                           61,511       (16,265)         45,246
AEGON/TA Transamerica Money Market                  1,461,023    (1,634,858)       (173,835)
AEGON/TA PIMCO Total Return                             1,772          (161)          1,611




6. Financial Highlights

A summary of unit values and units outstanding for the sub-account and the expense ratios (calculated for each sub-account from the date first deposits were received), excluding expenses of the underlying funds for each of the three years in the period ended December 31, 2004 follows:


                                                                              Total       Investment
                                           Accumulation    Accumulation    Sub-account      Income       Total
  Sub-account                                 Units         Unit Value        Value         Ratio*      Return**
                                         --------------------------------------------------------------------------

  Alger American Income & Growth
  2004                                        32,764.01    $       10.04   $    328,848        0.55%        7.85%
  2003                                        20,511.52             9.31        190,895        0.34        29.84
  2002                                         8,085.81             7.17         57,959        0.64       (30.44)

  AllianceBernstein VP Growth & Income
  2004                                        39,567.47            11.75        465,052        0.73        11.22
  2003                                        27,831.71            10.57        294,113        0.73        32.18
  2002                                         6,197.11             7.99         49,544        0.50       (23.92)

  AllianceBernstein VP Premier Growth
  2004                                        11,567.82             9.83        113,756          -          8.35
  2003                                         7,425.57             9.08         67,398          -         23.37
  2002                                         1,884.65             7.36         13,866          -        (27.54)

  Dreyfus Appreciation
  2004                                        15,809.57            10.66        168,500        2.57         5.05
  2003                                         7,593.83            10.15         77,048        2.21        21.17
  2002                                         3,126.27             8.37         26,178        2.28       (16.22)

  Dreyfus Developing
     Leaders
  2004                                        40,908.02            11.83        484,058        0.25        11.34
  2003                                        26,144.46            10.63        277,854        0.04        31.69
  2002                                        13,847.54             8.07        111,753        0.03       (20.89)

  Dreyfus Socially Responsible Growth
  2004                                         8,670.90             9.78         84,777        0.44         6.21
  2003                                         5,793.40             9.21         53,331        0.13        26.00
  2002                                         3,554.16             7.31         25,966        0.38       (23.78)





6. Financial Highlights (continued)


                                                                              Total        Investment
                                           Accumulation    Accumulation    Sub-account       Income       Total
  Sub-account                                 Units         Unit Value        Value          Ratio*      Return**
  ------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------

  Dreyfus MidCap
  2004                                        40,945.00    $       13.25   $    542,618        0.48%        14.47%
  2003                                        23,730.83            11.58        274,724        0.40         31.72
  2002                                        10,522.75             8.79         92,482        0.56        (18.08)

  Janus Aspen Series Balanced
  2004                                        17,972.03            11.62        208,795        2.67          8.29
  2003                                        11,069.26            10.73        118,752        1.90         13.72
  2002                                         6,763.55             9.43         63,805        2.71         (7.94)

  Janus Aspen Series Worldwide Growth
  2004                                        15,406.55            10.08        155,368        1.08          4.53
  2003                                         9,943.36             9.65         95,931        0.91         23.68
  2002                                         4,763.44             7.80         37,158        0.96        (24.59)

  MFS(R) Emerging Growth
  2004                                        11,087.07            10.39        115,143          -          12.96
  2003                                         7,239.16             9.19         66,556          -          30.23
  2002                                         1,894.29             7.06         13,374          -         (31.12)

  MFS(R) Investors Trust
  2004                                         8,894.01            11.03         98,076        0.55         11.36
  2003                                         5,837.13             9.90         57,804        0.71         22.15
  2002                                         2,066.96             8.11         16,757        0.05        (22.54)

  MFS(R) Research
  2004                                         9,173.30            11.32        103,862        0.95         15.85
  2003                                         4,652.96             9.77         45,474        0.65         24.71
  2002                                         2,354.59             7.84         18,453        0.01        (25.16)

  Van Kampen UIF Emerging Markets Equity
  2004                                         9,470.22            16.27        154,066        0.74         23.11
  2003                                         3,300.66            13.21         43,616          -          49.67
  2002                                           859.01             8.83          7,584          -         (18.17)





6. Financial Highlights (continued)


                                                                              Total        Investment
                                           Accumulation    Accumulation    Sub-account       Income       Total
  Sub-account                                 Units         Unit Value        Value          Ratio*      Return**
  ------------------------------------------------------------------------------------------------------------------

  Van Kampen UIF Fixed Income
  2004                                        62,493.33    $       11.61   $    725,845        3.68%         4.37%
  2003                                        45,748.77            11.13        509,124        0.06          4.64
  2002                                         7,556.72            10.64         80,369        6.91          7.24

  Van Kampen UIF High Yield
  2004                                        12,154.48            12.69        154,205        6.66          9.49
  2003                                         5,193.48            11.59         60,182          -          25.71
  2002                                         1,009.83             9.22          9,309       25.38         (5.58)

  Van Kampen UIF International Magnum
  2004                                        13,667.00            13.04        178,161         2.58        17.39
  2003                                         5,054.15            11.10         56,126         0.14        27.42
  2002                                         1,281.36             8.72         11,168         3.01       (16.98)

  PIMCO Advisors VIT OpCap Managed
  2004                                        22,874.63            11.36        259,970         1.00        10.77
  2003                                        14,575.17            10.26        149,545         0.90        21.75
  2002                                         4,390.96             8.43         41,554           -        (17.97)

  PIMCO Advisors VIT OpCap Small Cap
  2004                                        30,748.80            13.39        411,742         0.04        17.88
  2003                                        21,779.59            11.36        247,400         0.03        42.65
  2002                                         9,628.97             7.96         76,675           -        (27.02)

  PIMCO VIT StocksPLUS Growth & Income
  2004                                        37,559.92            11.72        440,035        1.85         10.81
  2003                                        25,725.67            10.57        271,988        2.36         30.38
  2002                                         8,659.99             8.11         70,226        3.02        (19.50)





6. Financial Highlights (continued)


                                                                              Total        Investment
                                           Accumulation    Accumulation    Sub-account       Income       Total
  Sub-account                                 Units         Unit Value        Value          Ratio*      Return**
  ------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------

  Fidelity VIP Contrafund
  2004                                        31,529.46    $       12.96   $    408,747        0.17%        15.16%
  2003                                        18,213.32            11.26        205,036        0.15         28.20
  2002                                         5,778.19             8.78         50,741          -           0.05

  Fidelity VIP Equity Income
  2004                                        29,242.35            12.15        355,177        1.08         11.23
  2003                                        15,886.00            10.92        173,465        0.93         30.03
  2002                                         5,084.22             8.40         42,696          -         (12.83)

  Fidelity VIP Index 500
  2004                                        94,391.19            11.66      1,100,746        0.62         10.34
  2003                                        37,332.94            10.57        394,550        0.08         28.09
  2002                                           639.32             8.25          5,275          -         (12.13)

  Franklin Small Cap
  2004                                        32,788.38            11.26        369,343          -          11.47
  2003                                        22,100.21            10.10        223,322          -          37.24
  2002                                         6,533.65             7.36         48,106        0.07        (28.04)

  Franklin Small Cap Value
  2004                                        21,209.34            13.09        277,673        0.17         23.75
  2003                                         9,034.87            10.58         95,587        0.21         32.12
  2002                                         1,873.78             8.01         15,004        0.01        (13.32)

  Franklin Technology
  2004                                             -                -                 -          -             -
  2003                                             -                -                 -          -             -
  2002                                         2,374.65             5.78         13,734          -         (41.49)

  AEGON/TA Van Kampen Emerging Growth
  2004                                        16,415.82             9.50        156,021          -           7.14
  2003                                        11,077.93             8.87         98,269          -          28.15
  2002                                         3,018.20             6.92         20,892        0.14        (30.15)






6. Financial Highlights (continued)


                                                                              Total        Investment
                                           Accumulation    Accumulation    Sub-account       Income       Total
  Sub-account                                 Units         Unit Value        Value          Ratio*      Return**
  ------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------

  AEGON/TA Capital Guardian Global
  2004                                        14,677.62    $       12.55   $    184,240        0.41%        10.88%
  2003                                         7,285.05            11.32         82,473        0.22         37.60
  2002                                           948.79             8.23          7,806        0.13        (11.85)

  AEGON/TA Capital Guardian Value
  2004                                        32,002.83            12.50        399,998        1.12         16.70
  2003                                        16,307.52            10.71        174,652        0.79         34.58
  2002                                         2,108.23             7.96         16,777        3.08        (13.79)


  AEGON/TA Federated Growth and Income
  2004                                        31,658.63            13.05        413,047        3.00          9.21
  2003                                        15,146.29            11.95        180,950        4.61         26.84
  2002                                         3,568.31             9.42         33,608        2.96         (4.83)

  AEGON/TA Transamerica Equity
  2004                                       119,726.29            12.37      1,481,002          -          15.81
  2003                                        75,748.87            10.68        809,110          -          31.22
  2002                                        30,503.23             8.14        248,295          -         (20.90)

  AEGON/TA Transamerica Money Market
  2004                                       756,356.98             1.03        779,246        1.03          1.01
  2003                                       487,495.79             1.02        497,251        0.80          0.79
  2002                                       661,331.15             1.01        669,250        1.07          1.10

  AEGON/TA PIMCO Total Return
  2004                                        18,534.87            10.69        198,140        1.95          4.50
  2003                                         1,610.96            10.23         16,480          -           3.39


* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These amounts represent the total return for the period, for each sub-account as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owners' return may vary based on the timing of the individual's capital transactions.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2004, 2003, and 2002

                 Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2004, 2003, and 2002




                                    Contents

Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................55
Schedule III - Supplementary Insurance Information......................................................56
Schedule IV - Reinsurance...............................................................................57


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2003 Transamerica Occidental Life Insurance Company changed its accounting policy for derivative instruments. Also as described in Note 2 to the financial statements, in 2002 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39.

/s/Ernst & Young LLP

Des Moines, Iowa
February 18, 2005


                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2004              2003
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $17,232,774      $15,066,244
   Preferred stocks:
     Affiliated entities                                                          59,347            7,534
     Other                                                                        80,978           78,726
   Common stocks:
     Affiliated entities (cost: 2004- $838,752; 2003- $838,189)
                                                                                 958,542        1,225,522
     Other (cost: 2004 - $192,665; 2003 - $139,500)                              226,390          163,831
   Mortgage loans on real estate                                               3,138,238        2,656,834
   Real estate, at cost (land)                                                       186              186
   Policy loans                                                                  387,376          390,670
   Cash and short-term investments                                               378,693          552,752
   Receivables for securities                                                        579            1,198
   Other invested assets                                                       1,030,330          944,760
                                                                       ------------------------------------
Total cash and invested assets                                                23,493,433       21,088,257

Federal and foreign income tax recoverable                                         5,099          107,707
Net deferred income tax asset                                                     94,585          110,202
Accrued investment income                                                        276,707          204,950
Premiums deferred and uncollected                                                272,642          144,033
Reinsurance receivable                                                           212,963          249,380
Receivable from parent, subsidiaries and affiliates                              146,751          108,073
Accounts receivable                                                               98,672          124,230
General agents pension fund                                                       63,705           60,777
Funds withheld by affiliates under reinsurance treaties                                -          849,774
Other admitted assets                                                            173,506           85,294
Separate account assets                                                        3,361,957        3,441,820


                                                                       ------------------------------------
Total admitted assets                                                        $28,200,020      $26,574,497
                                                                       ====================================




                                                                                    December 31
                                                                               2004             2003
                                                                         -----------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                      $ 6,705,323     $ 6,471,583
     Annuity                                                                     4,973,396       3,664,395
     Accident and health                                                           137,021         107,463
   Liability for deposit-type contracts                                          7,510,594       5,601,934
   Policy and contract claim reserves:
     Life                                                                          269,235         185,692
     Accident and health                                                            82,883          78,045
   Other policyholders' funds                                                       15,089          14,898
   Municipal reverse repurchase agreements                                         651,249         507,380
   Remittances and items not allocated                                             223,137         238,867
   Short-term notes payable to affiliates                                                -         141,300
   Asset valuation reserve                                                         275,068         207,631
   Interest maintenance reserve                                                    245,407         240,176
   Funds held under coinsurance and other reinsurance treaties                     500,209       2,720,039
   Reinsurance in unauthorized reinsurers                                           49,061          35,410
   Commissions and expense allowances payable on reinsurance assumed
                                                                                    53,516          40,108
   Payable for securities                                                           99,475         582,772
   Securities lending liability                                                     63,497          57,262
   Transfers to separate accounts due or accrued                                   (39,318)        (55,590)
   Other liabilities                                                               341,345         260,738
   Separate account liabilities                                                  3,301,772       3,322,613
                                                                         -----------------------------------
Total liabilities                                                               25,457,959      24,422,716

Capital and surplus:
   Common stock, $12.50 per share par value, 4,000,000 shares
     authorized, 1,103,467 issued and outstanding                                   13,793          13,793
   Preferred stock, $12.50 per share par value, 4,000,000 shares
     authorized, 1,103,466 issued and outstanding (total liquidation                                13,793
     value - $825,000)                                                              13,793
   Surplus notes                                                                   200,000         200,000
   Paid-in surplus                                                               1,668,279       1,168,279
   Unassigned surplus                                                              846,196         755,916
                                                                         -----------------------------------
                                                                         -----------------------------------
Total capital and surplus                                                        2,742,061       2,151,781
                                                                         -----------------------------------
                                                                         -----------------------------------
Total liabilities and capital and surplus                                      $28,200,020     $26,574,497
                                                                         ===================================

See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2004            2003            2002
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                     $  726,451      $1,304,728      $1,202,857
     Annuity                                                     632,158         346,140         747,213
     Accident and health                                          50,258          38,390          42,426
   Net investment income                                       1,483,844       1,028,923       1,052,416
   Amortization of interest maintenance reserve                   19,958          14,812             714
   Commissions and expense allowances on reinsurance
     ceded                                                       636,706         463,938         301,824
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        29,275          32,088          38,359
   Modified coinsurance reserve adjustment                      (196,010)         13,686         225,067
   Consideration on reinsurance recapture                      1,497,553
                                                                                 -             3,000
   Other income                                                   89,457          31,051          12,976
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               4,969,650       3,273,756       3,626,852
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                661,558         583,781         510,349
     Surrender benefits                                          978,482         698,192       1,049,760
     Other benefits                                              497,291         614,160         616,594
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    233,740         625,008         645,634
         Annuity                                                 162,514         (54,976)       (105,336)
         Accident and health                                      29,558          29,867           3,562
                                                          -------------------------------------------------
                                                               2,563,143       2,496,032       2,720,563
   Insurance expenses:
     Commissions                                                 613,509         562,203         451,204
     General insurance expenses                                  222,871         213,245         225,659
     Taxes, licenses and fees                                     45,496          47,842          41,260
     Net transfer from separate accounts                        (201,061)       (181,292)       (238,754)
     Modified coinsurance interest adjustment                   (197,519)        (81,858)        325,866
     Reinsurance reserve recapture                             1,488,718               -           3,000
     Other                                                       (40,504)        (26,555)        (15,129)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               1,931,510         533,585         787,106
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Total benefits and expense                                     4,494,653       3,029,617       3,507,669
                                                          -------------------------------------------------
Gain from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains
   (losses) on investments                                       474,997         244,139         119,183









                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2004            2003            2002
                                                          -------------------------------------------------

Dividends to policyholders                                   $    17,017     $    16,243     $     2,025
                                                          -------------------------------------------------
Gain from operations before federal income tax expense (benefit) and net realized capital gains (losses) on
   investments                                                   457,980         227,896         117,158
Federal income tax expense (benefit)                             (39,627)         18,330          41,008
                                                          -------------------------------------------------
Gain from operations before net realized capital gains
   (losses) on investments                                       497,607         209,566          76,150
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred from/to interest maintenance reserve)              33,241         (38,459)       (140,670)
                                                          -------------------------------------------------
Net income (loss)                                            $   530,848     $   171,107     $   (64,520)
                                                          =================================================

See accompanying notes.




                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                             Common    Preferred    Surplus     Paid-in     Unassigned  Total Capital
                                              Stock      Stock       Notes      Surplus      Surplus     and Surplus
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at January 1, 2002                 $  27,587  $        -  $          $   889,600    $1,142,334      $2,059,521
                                                                          -
   Cumulative effect of change in
     accounting principle                          -          -           -            -      (108,739)       (108,739)
   Net loss                                        -          -           -            -       (64,520)        (64,520)
   Change in non-admitted assets                   -          -           -            -       (48,268)        (48,268)
   Change in unrealized capital                    -          -           -            -      (114,321)       (114,321)
     gains/loses
   Change in asset valuation reserve               -          -           -            -        62,992          62,992
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -        63,980          63,980
   Change in surplus in separate accounts          -          -           -            -       (34,133)        (34,133)
   Change in net deferred income tax asset         -          -           -            -        83,357          83,357
   Change in reserve on account of change
     in valuation basis                            -          -           -            -        12,510          12,510
   Issuance of surplus notes                       -          -     200,000            -             -         200,000
   Change in surplus due to reinsurance            -          -           -            -       (22,174)        (22,174)
   Capital contribution                            -          -           -      278,679             -         278,679
                                           ----------------------------------------------------------------------------
Balance at December 31, 2002                  27,587          -     200,000    1,168,279       973,018       2,368,884
   Net income                                      -          -           -            -       171,107         171,107
   Change in non-admitted assets                   -          -           -            -        39,048          39,048
   Change in unrealized capital                    -          -           -            -         8,367           8,367
     gains/losses
   Change in asset valuation reserve               -          -           -            -       (91,316)        (91,316)
   Dividend to stockholder                         -          -           -            -      (250,000)       (250,000)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (21,581)        (21,581)
   Change in surplus in separate accounts          -          -           -            -        25,978          25,978
   Change in net deferred income tax asset         -          -           -            -       (69,945)        (69,945)
   Change in surplus due to reinsurance            -          -           -            -       (28,761)        (28,761)
   Redemption of common stock and
     issuance of preferred stock             (13,794)    13,793           -            -             1               -
                                           ----------------------------------------------------------------------------
Balance at December 31, 2003                  13,793     13,793     200,000    1,168,279       755,916       2,151,781
   Capital contribution                            -          -           -      500,000             -         500,000
   Net income                                      -          -           -            -       530,848         530,848
   Change in non-admitted assets                   -          -           -            -      (103,376)       (103,376)
   Change in unrealized capital                    -          -           -            -      (273,795)       (273,795)
     gains/losses
   Change in asset valuation reserve               -          -           -            -       (67,437)        (67,437)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (13,651)        (13,651)
   Change in surplus in separate accounts          -          -           -            -       (27,670)        (27,670)
   Change in net deferred income tax asset         -          -           -            -        65,212          65,212
   Change in surplus due to reinsurance            -          -           -            -       (21,742)        (21,742)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -            -         1,891           1,891
                                           ----------------------------------------------------------------------------
Balance at December 31, 2004                 $13,793    $13,793    $200,000   $1,668,279      $846,196      $2,742,061
                                           ============================================================================
See accompanying notes.




                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
Operating activities
Premiums collected, net of reinsurance                     $1,282,799        $1,738,204       $2,044,414
Net investment income received                              1,438,121         1,017,933        1,065,669
Miscellaneous income                                        2,207,477           718,004          373,284
Benefit and loss related payments                            (872,813)       (2,056,715)      (2,055,224)
Net transfers from separate accounts                          232,462           267,312          349,336
Commissions, expenses paid and aggregate
   write-ins for deductions                                  (728,635)         (715,232)      (1,034,003)
Dividends paid to policyholders                               (17,322)          (16,197)         (12,439)
Federal and foreign income taxes received (paid)
                                                              108,383          (115,697)         (41,217)
                                                     ------------------------------------------------------
Net cash provided by operating activities                   3,650,472           837,612          689,820

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  5,656,334         9,706,218       10,637,192
     Stocks                                                   101,622           235,022          479,164
     Mortgage loans                                           483,265           287,215          170,600
     Real estate                                                    -            91,784                -
     Other invested assets                                    248,602           184,558          125,795
     Miscellaneous proceeds                                    12,892           621,036          115,736
                                                     ------------------------------------------------------
Total investment proceeds                                   6,502,715        11,125,833       11,528,487

Cost of investments acquired:
   Bonds                                                   (7,798,849)      (10,676,032)     (10,543,121)
   Stocks                                                    (188,934)         (483,226)        (509,283)
   Mortgage loans                                            (964,445)         (840,687)        (586,643)
   Real estate                                                      -           (12,742)            (347)
   Other invested assets                                     (322,419)         (320,323)        (110,342)
   Miscellaneous applications                                (483,365)          (23,205)         (64,722)
                                                     ------------------------------------------------------
Total cost of investments acquired                         (9,758,012)      (12,356,215)     (11,814,458)
Net decrease in policy loans                                    3,294            11,886            5,958
                                                     ------------------------------------------------------
Net cost of investments acquired                           (9,754,718)      (12,344,329)     (11,808,500)
                                                     ------------------------------------------------------
Net cash used in investing activities                      (3,252,003)       (1,218,496)        (280,013)




                 Transamerica Occidental Life Insurance Company

              Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
Financing and miscellaneous activities
Surplus notes                                           $           -     $           -       $  200,000
Capital contribution                                          500,000                 -           50,000
Net borrowed funds received (repaid)                         (141,300)          (72,700)         214,000
Net deposits (withdrawals) on deposit-type
   contracts and other insurance liabilities                1,394,321           961,300         (766,136)
Dividends to stockholder                                            -          (250,000)               -
Funds held in reinsurance treaties with
   unauthorized companies                                    (600,310)          159,445          (16,074)
Funds held under coinsurance                               (1,619,452)         (201,654)         186,580
Other cash provided (applied)                                (105,787)          103,579         (217,424
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
Net cash provided by (used in) financing and
   miscellaneous activities                                  (572,528)          699,970         (349,054)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Net increase (decrease) in cash and short-term
   investments                                               (174,059)          319,086           60,753

Cash and short-term investments:
   Beginning of year                                          552,752           233,666          172,913
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   End of year                                               $378,693          $552,752      $   233,666
                                                     ======================================================
See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Service Company, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. At December 31, 2004, the Company has one wholly-owned insurance subsidiary, Transamerica Life Insurance and Annuity Company (TALIAC).

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states and the District of Columbia.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus, and change in fair value for fair value hedges are recorded in income.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiary is not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed a designation of an NAIC 6), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in affiliated and non-affiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. At December 31, 2004 and 2003, real estate consists entirely of land, which is not depreciated. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Purposes and Procedures Manual of the SVO.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003 the Company excluded investment income due and accrued of $18,631 and $16,196, respectively, with respect to such practices.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a predetermined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P and NASDAQ indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations.

An interest rate floor provides a receipt of payments in the event interest rates fall below the strike rates in the contract. An interest rate floor is designed to generate cash flows to offset lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. These floors meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements.

A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future.

These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gain or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a

AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004. Accordingly, the Company's change in aggregate reserves for life and accident and health reserves in the balance sheet does not agree to the increase in aggregate reserves for life and accident and health contracts in the statement of operations.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $30,252, $41,068, and $131,583 in 2004, 2003, and 2002,
respectively. In addition, the Company received $29,275, $32,088, and $38,359 in 2004, 2003 and 2002, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance Ceded

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $1,891 for the year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. Accounting Changes

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline
39. The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The cumulative effect of adopting Guideline 39 on December 31, 2002 was $108,739, which was charged directly to unassigned surplus as a cumulative effect of a change in accounting principle.

Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on capital and surplus.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   Short-term notes payable to affiliates: The fair value for short-term notes payable to affiliates approximate their carrying value.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2004                              2003
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $17,232,774     $18,215,955      $15,066,244     $15,938,516
   Preferred stocks, other than                   80,978          92,061           78,726          86,302
     affiliates
   Common stocks, other than affiliates          226,390         226,390          163,831         163,831
   Mortgage loans on real estate               3,138,238       3,321,830        2,656,834       2,824,792
   Policy loans                                  387,376         387,376          390,670         390,670
   Floors, caps, options and swaptions               474             327            9,782           9,581
    Interest rate and currency swaps             (35,469)        (66,746)         (24,064)        (57,687)
   Credit default swaps                                -         299,196                -         208,728
    Cash and short-term investments              378,693         378,693          552,752         552,752
   Separate account assets                     3,361,957       3,361,957        3,441,820       3,441,820

   Liabilities
   Investment contract liabilities            10,094,653      10,164,628        8,218,947       8,366,578
   Net short-term notes payable to
     affiliates                                        -               -          141,300         141,300
   Separate account annuity liabilities        3,154,448       3,174,168        3,179,007       3,208,852





4. Investments

Investments in common stocks of affiliated entities were as follows:

                                                                     December 31
                                                         2004                            2003
                                            ------------------------------- -------------------------------
                                                           Carrying Amount                 Carrying Amount
                   Affiliate                     Cost                            Cost
   ------------------------------------------------------------------------ -------------------------------
   ------------------------------------------------------------------------ -------------------------------

   Wholly owned subsidiaries:
      NEF Investment Company                 $     1,008   $                 $     1,008   $
                                                                       -                               -
      Transamerica Life Insurance and
        Annuity Company                          678,418         877,758         678,418       1,153,429
      USA Administration Services Inc.            16,161               -          16,161               -
      Real Estate Altern Port 3A Inc.                563             563               -               -
      Transamerica China Investment
        Holdings LTD                               1,164             343           1,164             339
                                            -------------------------------
                                            ------------------------------- -------------------------------
                                                 697,314         878,664         696,751       1,153,768
   Minority-owned subsidiary:
      Transamerica Financial Life
        Insurance Company (12.6% of issued
        and outstanding shares)                  141,438          79,878         141,438          71,754
                                            ------------------------------- -------------------------------
                                                $838,752        $958,542       $ 838,189      $1,225,522
                                            =============================== ===============================

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $260 and $373 at December 31, 2004 and 2003, respectively, and GTFT preferred shares with a carrying value of $51,926 at December 31, 2004.

At December 31, 2002, the Company owned all of the outstanding shares of Transamerica Life Insurance Company of New York (TONY). During 2003, TONY was merged into Transamerica Financial Life Insurance Company (TFLIC). As a result of this merger, the Company received 12.6% of the common and preferred shares of TFLIC. Carrying value of the preferred shares is $7,161 and $7,161 at December 31, 2004 and 2003, respectively. The cost of the preferred shares is $7,161.


4. Investments (continued)

Certain statutory-basis financial information with respect to TALIAC is as follows:

                                                                                   December 31
                                                                             2004              2003
                                                                       ------------------------------------
                                                                       ------------------------------------
   Summary statutory-basis balance sheets
   Cash and investments                                                     $ 17,940,199     $ 19,005,427
   Other assets                                                                7,603,442        6,575,821
                                                                       ------------------------------------
   Total assets                                                               25,543,641       25,581,248

   Aggregate reserves                                                         14,101,323       14,444,051
   Other liabilities                                                          10,564,560        9,983,768
                                                                       ------------------------------------
   Total liabilities                                                          24,665,883       24,427,819
                                                                       ------------------------------------
   Total capital and surplus                                               $     877,758     $  1,153,429
                                                                       ====================================

                                                                     Year Ended December 31
                                                              2004            2003             2002
                                                       ----------------------------------------------------
                                                       ----------------------------------------------------
   Summary statutory-basis statements of operations
   Revenue                                                $ 4,013,098       $ 4,829,789    $ 5,630,656
   Expenses and taxes                                       3,874,709         4,891,170      5,653,337
                                                       ----------------------------------------------------
                                                       ----------------------------------------------------
   Net income (loss)                                      $   138,389      $    (61,481)   $   (22,681)
                                                       ====================================================

As described in Note 13, in 2002 the Company received a capital contribution of $228,679, which reflected a contribution of 100% of the membership interests for two limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. At December 31, 2004 and 2003, the Company's carrying value for these two affiliated entities was $207,462 and $222,728, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheet. Summarized combined balance sheet information for these two companies is as follows:

                                                                                    December 31
                                                                             2004                2003
                                                                      ----------------------------------------
   Debt securities                                                         $    9,181         $    8,600
   Real estate                                                                195,775            204,360
   Other assets                                                                50,595             59,282
                                                                      ----------------------------------------
                                                                      ----------------------------------------
   Total assets                                                              $255,551           $272,242
                                                                      ========================================





4. Investments (continued)
                                                                                    December 31
                                                                             2004                2003
                                                                      ----------------------------------------
   Current liabilites                                                       $  48,089          $  49,514
   Total member's interest                                                    207,462            222,728
                                                                      ----------------------------------------
   Total liabilities and member's interest                                   $255,551           $272,242
                                                                      ========================================

The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or more    than 12         Fair
                                            Value                    m                 months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and
       agencies                           $ 2,448,374   $    24,794      $  4,552       $   6,895  $  2,461,721
     State, municipal and other
       government                             316,239        31,897         2,014             420       345,702
     Public utilities                       1,211,210       116,235         1,163             896     1,325,386
     Industrial and miscellaneous           9,469,596       836,528        20,555          25,922    10,259,647
     Mortgage and other asset- backed
       securities                           3,787,355        91,695        44,470          11,081     3,823,499
                                       ---------------------------------------------------------------------------
                                           17,232,774     1,101,149        72,754          45,214    18,215,955
   Preferred stocks, other than                80,978        11,165             -              82        92,061
     affiliates
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                          $17,313,752    $1,112,314       $72,754         $45,296   $18,308,016
                                       ===========================================================================

                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or more    than 12         Fair
                                            Value                    m                 months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2003
   Bonds:
     United States Government and
       agencies                            $1,182,276   $     5,173      $    460        $  5,576    $1,181,413
     State, municipal and other
       government                             383,513        29,764             -           5,238       408,039
     Public utilities                       1,210,770       105,127           676           5,659     1,309,562
     Industrial and miscellaneous           9,326,340       780,112        13,439          38,910    10,054,103
     Mortgage and other asset- backed
       securities                           2,963,345        94,881        63,091           9,736     2,985,399
                                       ---------------------------------------------------------------------------
                                           15,066,244     1,015,057        77,666          65,119    15,938,516
   Preferred stocks, other than                78,726         7,854             3             275        86,302
     affiliates
                                       ---------------------------------------------------------------------------


The Company held bonds at December 31, 2004, with a carrying value of $ 36,742 and amortized cost of $37,727, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

                                                                                  Total
                                                    Losses 12    Losses less
                                                 months or more than 12 months
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and agencies        $  333,295     $ 1,297,791    $ 1,631,086
     State, municipal and other government            52,952           5,683         58,635
     Public utilities                                 29,604          50,369         79,973
     Industrial and miscellaneous                    319,228         965,443      1,284,671
     Mortgage and other asset-backed securities      236,949         969,539      1,206,488
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     972,028       3,288,825      4,260,853
      Preferred stocks                                     -          13,283         13,283
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                   $ 972,028     $ 3,302,108    $ 4,274,136
                                                 ===========================================

                                                                                  Total
                                                    Losses 12    Losses less
                                                 months or more than 12 months
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2003
   Bonds:
     United States Government and agencies        $   81,133      $  372,388   $    453,521
     State, municipal and other government                 -         132,598        132,598
     Public utilities                                 14,243         142,452        156,695
     Industrial and miscellaneous                    224,902       1,254,449      1,479,351
     Mortgage and other asset-backed securities      414,526         673,474      1,088,000
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     734,804       2,575,361      3,310,165
      Preferred stocks                                    60          11,360         11,420
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                    $734,864      $2,586,721    $ 3,321,585
                                                 ===========================================





4. Investments (continued)

The carrying value and estimated fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
                                                                                            Estimated
                                                                           Carrying            Fair
                                                                             Value            Value
                                                                       ------------------------------------

   Due in one year or less                                                $     216,434    $     220,119
   Due after one year through five years                                      2,791,444        2,937,681
   Due after five years through ten years                                     3,993,503        4,163,098
   Due after ten years                                                        6,444,038        7,071,558
   Mortgage and other asset-backed securities                                 3,787,355        3,823,499
                                                                       ------------------------------------
                                                                            $17,232,774      $18,215,955
                                                                       ====================================

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.


A detail of net investment income is presented below:

                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
   Income on bonds and non-affiliated preferred           $   961,272       $   932,510       $  960,449
     stocks
   Dividends from common stocks                               402,970             1,901            1,387
   Income on mortgage loans                                   180,974           149,835          121,963
   Rental income on real estate                                   285             9,829           19,103
   Interest on policy loans                                    24,477            25,944           26,777
   Cash and short-term investments                              2,882             3,164            5,517
   Derivatives                                                (56,869)          (44,268)          (8,970)
   Other invested assets                                       44,441            25,341            4,826
   Other                                                          969           (21,955)         (16,659)
                                                     ------------------------------------------------------
                                                            1,561,401         1,082,301        1,114,393
   Less investment expenses                                   (77,557)          (53,378)         (61,977)
                                                     ------------------------------------------------------
   Net investment income                                   $1,483,844        $1,028,923       $1,052,416
                                                     ======================================================

During 2003 and 2002, the Company wrote off accrued interest of $24,779 and $21,187, respectively, related to its investment in two Collateralized Bond
Obligations (CBOs), which is included in other investment income in the table above. These CBOs accrue interest at a rate consistent with the expectation of payments outlined in the CBO covenants. The Company periodically assesses the ultimate expected recovery of this interest accrual and makes adjustments as necessary.

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:
                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------

   Proceeds                                                $5,656,334        $9,706,218      $10,637,192
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                  $     93,563       $   311,806    $     223,327
   Gross realized losses                                      (67,256)         (160,396)        (196,586)
                                                     ------------------------------------------------------
   Net realized capital gains                            $     26,307       $   151,410  $        26,741
                                                     ======================================================





4. Investments (continued)

Gross realized losses in 2004, 2003, and 2002 include $25,105, $79,652, and $65,553, respectively, that relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2004, investments with an aggregate carrying value of $5,568 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:
                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  26,307          $151,410       $   26,741
   Preferred stocks                                           2,060              (415)         (17,035)
   Common stocks                                             18,535             6,611         (104,230)
   Derivatives                                               10,732           (23,194)         (21,593)
   Other invested assets                                      34,649             7,562           (9,166)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                             92,283           141,974         (125,283)

   Federal income tax effect                                (33,852)          (58,853)          28,528
   Transfer to interest maintenance reserve                 (25,190)         (121,580)         (43,915)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains (losses) on                   $33,241          $(38,459)       $(140,670)
     investments
                                                     ======================================================





4. Investments (continued)

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------

   Bonds                                               $     11,709      $     53,592     $    (32,236)
   Preferred stocks                                            (113)              141            1,115
   Common stocks                                           (258,150)          (36,373)        (111,063)
   Mortgage loans on real estate                                  -            (2,184)               3
   Derivatives                                              (10,040)          (17,853)          (1,114)
   Other invested assets                                    (17,201)           11,044           28,974
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains/losses              $(273,795)       $    8,367        $(114,321)
                                                     ======================================================

Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2004              2003
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $34,299          $24,569
   Unrealized losses                                                             (574)            (238)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $33,725          $24,331
                                                                       ====================================

During 2004, the Company issued mortgage loans with interest rates ranging from 2.53% to 6.95%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 88%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

No loans were foreclosed or acquired by deed and transferred to real estate during 2004 or 2002. During 2003, one loan with a book value of $12,804 was transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $50,546 and $24,688, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


4. Investments (continued)


                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2004     2003                                       2004      2003
                                  --------------------                                 --------------------

   South Atlantic                    29%       29%     Office                             30%      37%
   Pacific                           21        24      Apartment                          22       19
   Middle Atlantic                   13        11      Retail                             22       18
   Mountain                          12         8      Industrial                         17       17
   E. North Central                   9        11      Other                               9        9
   W. North Central                   7         8
   W. South Central                   4         4
   New England                        3         3
   E. South Central                   2         2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $309,402 and $208,728 and credit default swaps with a fair value of $3,134 and $2,048, respectively. During the years ended December 31, 2004, 2003 and 2002, the Company has not recognized any capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations. The Company recognized income (expense) from options contracts in the amount of $(8,605), $1,452, and $(2,118), for the years ended December 31, 2004, 2003, and 2002, respectively.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. At December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $20,618.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2004 the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $(87,037).

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in capital and surplus. At December 31, 2004 and 2003, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

At December 31, 2004 and 2003, the Company has recorded $(148) and $(473), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

The Company has pledged securities as collateral for derivative transactions in the amount of $24,195 and $972 as of December 31, 2004 and 2003, respectively.

At December 31, 2004 and 2003, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2004              2003
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                                $   139,904      $   106,154
     Receive fixed-pay float                                                  3,255,954        2,254,635
     Receive float-pay fixed                                                  2,425,654        1,927,641

   Call options                                                                   7,370            6,118
   Caps                                                                          75,834           85,403

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company's cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $540, $1,005, and $(558) for the years ended December 31, 2004, 2003, and 2002, respectively.

Open futures contracts at December 31, 2004 and 2003, were as follows:

                                                                         Opening Market      Year-End
       Number of                                                             Value            Market
       Contracts                       Contract Type                                           Value
   --------------------------------------------------------------------------------------------------------

   December 31, 2004
                                          S&P 500
          24                        March 2005 Futures                         $7,227           $7,282

   December 31, 2003
                                          S&P 500
          23                        March 2004 Futures                         $6,191           $6,386

5. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2004:
       Premium revenue      $ 2,582,514  $1,185,880    $1,044,385 $     4,922    $ 1,051,696    $1,408,867
                          =================================================================================
                          =================================================================================

   At December 31, 2004:
     Reserves for future                                                8,715
       policy benefits      $15,750,963  $4,717,751    $2,335,363 $               $3,109,176   $11,815,740
     Policy and contract
       claims payable           310,564      53,971       274,746       3,426        366,845       352,118
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $16,061,527  $4,771,722    $2,610,109  $   12,141     $3,476,021   $12,167,858
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2003:
       Premium revenue      $ 2,180,450  $  463,064   $   768,913 $     5,528    $   735,257    $1,689,258
                          =================================================================================
                          =================================================================================

   At December 31, 2003:
     Reserves for future
       policy benefits      $14,602,971  $3,356,792    $4,250,298   $ 874,226     $2,373,334   $10,243,441
     Policy and contract
       claims payable           332,966      36,874       352,489       1,796        318,338       263,737
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,935,937  $3,393,666    $4,602,787   $ 876,022     $2,691,672   $10,507,178
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2002:
       Premium revenue     $  2,174,668 $   276,140    $1,054,650    $196,605     $  952,013   $ 1,992,496
                          =================================================================================
                          =================================================================================

   At December 31, 2002:
     Reserves for future
       policy benefits      $13,756,419  $3,120,610    $4,245,798    $855,966     $2,397,565   $ 9,643,542
     Policy and contract
       claims payable           309,542      29,751       323,526       1,821        427,085       385,171
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,065,961  $3,150,361    $4,569,324    $857,787     $2,824,650   $10,028,713
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of as a result of this transaction, which has an unamortized balance of $8,602 at December 31, 2004. The accretion of the deferred liability for 2004, 2003 and 2002 was $1,433, $1,433, and $1,385,
respectively.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2004, 2003, and 2002, into earnings with a corresponding charge to unassigned surplus. At December 31, 2004, the Company holds collateral from this affiliate in the form of letters of credit of $397,138, covering this reinsurance agreement and others.

Effective December 31, 2004, the Company executed a novation agreement related to four reinsurance treaties from an affiliated entity Transamerica International Re (Bermuda) Ltd. As a result of this novation, $99,700 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. Both transactions occurred with no gain or loss in the statements of operations or in capital and surplus.

Prior to 2004, the Company assumed certain structured settlement business from Transamerica Life Insurance and Annuity Company (TALIAC) and Monumental Life Insurance Company (Monumental), both affiliated entities, in the form of funds withheld treaties. This business, along with other direct business of the Company, was then ceded to non-affiliates in the form of a funds withheld treaty. At December 31, 2003, the Company reported a funds withheld by affiliates under reinsurance treaties asset of $849,774 and a liability for funds held under coinsurance and other reinsurance treaties of $2,507,726 with respect to these treaties. During 2004, TALIAC and Monumental recaptured their treaties and the Company recaptured its treaty with the non-affiliated companies. As a result of these recaptures, the Company recorded consideration on reinsurance recaptured of $1,497,553 and a reinsurance reserve recapture of $1,488,718. The difference of $8,835 has been reported as a gain on the transaction by the Company in the statement of operations.

6. Income Taxes

The main components of deferred income tax amounts are as follows:

                                                                            December 31
                                                                       2004             2003
                                                                ------------------------------------
                                                                -------------------
   Deferred income tax assets:
     Nonadmitted assets                                            $    34,727       $    34,866
     Provision for contingent experience rated refund                    9,930             8,457
     Tax basis deferred acquisitions costs                             187,843           176,801
     Reserves                                                          247,563           194,639
     Unrealized capital losses                                          35,342            36,776
     ss.807(f) assets                                                      5,623             8,802
     Deferred intercompany losses                                       10,739            21,220
     Partnerships                                                            -             1,119
     Other                                                              33,343            37,072
                                                                ------------------------------------
                                                                ------------------------------------
   Deferred income tax assets                                         $565,110          $519,752
                                                                ====================================
                                                                ====================================

   Deferred income tax assets nonadmitted                             $320,064          $239,235
                                                                ====================================
                                                                ====================================

   Deferred income tax liabilities:
     Partnerships                                                      $18,884          $ (1,119)
     Agent deferred compensation                                        25,212            23,483
     Real estate                                                        32,247            39,642
     ss.807(f) liabilities                                                16,579            21,627
     Separate account seed money                                         2,853             2,853
     Unrealized capital gains (losses)                                  47,960            49,461
     Deferred intercompany gains                                         2,814            18,857
     Other                                                               3,912            14,392
                                                                ------------------------------------
                                                                ------------------------------------
   Total deferred income tax liabilities                           $   150,461       $   170,315
                                                                ====================================



The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                                           Year Ended December 31
                                                                       2004           2003          2002
                                                                 --------------------------------------------
                                                                 --------------------------------------------

   Change in net deferred income tax asset                               $65,212        $(69,945)     $  83,357
                                                                 ============================================
   Change in deferred income tax assets - nonadmitted                     80,829         (46,099)        54,379
                                                                 ============================================

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:


                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $160,293           $79,764          $41,005
     federal statutory rate (35%)
       Agent deferred compensation                          (1,729)              735              803
       Corporate provision                                  (2,860)            1,800                -
       Deferred acquisition costs - tax basis                8,566            10,924           12,420
       Dividends received deduction                       (151,039)           (7,884)          (1,450)
       IMR amortization                                     (6,985)           (5,184)            (250)
       Investment income items                             (24,774)          (18,790)          (1,091)
       Prior year under accrual                            (38,321)          (11,150)          24,232
       Earnings from affiliated LLC                          2,446             5,663                -
       Reinsurance adjustments                              (8,112)          (10,568)          (8,264)
       Tax credits                                         (10,150)          (30,903)         (30,565)
       Tax reserve valuation                                30,986              (694)           4,156
       Other                                                 2,052             4,617               12
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $(39,627)          $18,330          $41,008
                                                     ======================================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through tax period ended July 21, 1999. An examination is underway for the short tax period from July 22 through December 31, 1999, and for calendar years 2000 and 2001.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.

7. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:


7. Policy and Contract Attributes (continued)

                                                                     December 31
                                                         2004                            2003
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  3,875,225        21%         $  3,547,757        20%
       At book value less surrender charge         325,299         2               430,556         2
       At market value                           2,317,949        12             2,377,134        13
   Subject to discretionary withdrawal
     without adjustment                            786,871         4               835,109         5
   Not subject to discretionary withdrawal
     provision                                  11,317,884        61            10,503,098        60
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit           18,623,228       100%           17,693,654       100%
     liabilities
                                                           ================                ================
   Less reinsurance ceded                       (2,949,206)                     (5,212,124)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit            $15,674,022                     $12,481,530
     liabilities
                                            ================                ================

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                   Guaranteed
                            Guaranteed More Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other      $109,124       $771,060    $   18,626    $     30,216   $   929,026
     considerations for the year
     ended December 31, 2004
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2004               $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2004:
       At market value            $            -$            -$            -    $2,055,533    $2,055,533
       Not subject to
         discretionary withdrawal     106,785        865,612       191,413          37,290     1,201,100
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                     $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================
                                  =========================================================================

   Premiums, deposits and other
     considerations for the year
     ended December 31, 2003          $41,701       $750,496     $  14,987    $     41,062   $   848,246
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2003                $90,473       $862,517      $190,297      $2,120,454    $3,263,741
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2003:
       At market value            $         -   $           - $           -     $2,085,394    $2,085,394
       Not subject to
         discretionary withdrawal      90,473        862,517       190,297          35,060     1,178,347
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $90,473       $862,517      $190,297      $2,120,454    $3,263,741
                                  =========================================================================





7. Policy and Contract Attributes (continued)

                                   Guaranteed    Nonindexed     Nonindexed    Nonguaranteed      Total
                       Guaranteed Guaranteed More Separate
                                    Indexed     Less Than 4%     Than 4%         Accounts
                                 ---------------------------------------------------------------------------

   Premiums, deposits and other   $         -       $728,416      $176,820     $   121,821    $1,027,057
     considerations for the year
     ended December 31, 2002
                                  =========================================================================
                                  =========================================================================

   Reserves for separate
     accounts as of December 31,
     2002                             $10,620       $773,213      $381,228      $1,872,843    $3,037,904
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2002:
       At market value            $         -   $          -  $          -      $1,843,872    $1,843,872
       Not subject to
         discretionary withdrawal      10,620        773,213       381,228          28,971     1,194,032
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $10,620       $773,213      $381,228      $1,872,843    $3,037,904
                                  =========================================================================

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:
                                                                    Year Ended December 31
                                                            2004             2003              2002
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                     $   30,252        $   41,068        $ 131,581
       Transfers from separate accounts                      230,963           222,126          376,462
                                                     ------------------------------------------------------
   Net transfers to separate accounts                       (200,711)         (181,058)        (244,881)
   Other reconciling adjustments                                (350)             (234)           6,127
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $(201,061)        $(181,292)       $(238,754)
     of operations
                                                     ======================================================





7. Policy and Contract Attributes (continued)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2004
   Life and annuity:
     Ordinary first-year business                          $123,110          $16,878           $106,232
     Ordinary renewal business                              346,179           13,818            332,361
     Group life direct business                               5,397                -              5,397
     Reinsurance ceded                                     (171,844)               -           (171,844)
                                                     ------------------------------------------------------
                                                            302,842           30,696            272,146
   Accident and health                                          496                -                496
                                                     ------------------------------------------------------
                                                           $303,338          $30,696           $272,642
                                                     ======================================================

   December 31, 2003
   Life and annuity:
     Ordinary first-year business                         $  59,344          $18,306          $  41,038
     Ordinary renewal business                              311,669           13,962            297,707
     Group life direct business                               2,906                -              2,906
     Reinsurance ceded                                     (195,441)               -           (195,441)
                                                     ------------------------------------------------------
                                                            178,478           32,268            146,210
   Accident and health                                       (2,177)               -             (2,177)
                                                     ------------------------------------------------------
                                                           $176,301          $32,268           $144,033
                                                     ======================================================

At December 31, 2004 and 2003, the Company had insurance in force aggregating $140,077,749 and $124,107,124, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $337,288 and $213,634 to cover these deficiencies at December 31, 2004 and 2003, respectively.


At December 31, 2004 and 2003, the Company had variable annuities with minimum guaranteed income benefits as follows:

            Benefit and Type of Risk                       Subjected Account     Amount of       Reinsurance
                                                                                                Reserve Credit
   Year                                                          Value         Reserve Held
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   2004     Minimum Guaranteed Income Benefit                   $1,748,090          $417,419        $268,551
   2003     Minimum Guaranteed Income Benefit                    1,684,426           201,097         119,206

For Variable Annuities with Guaranteed Living Benefits ("VAGLB"), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2004 and 2003, the Company had variable annuities with minimum guaranteed death benefits as follows:

                                                            ubjected Account                     Reinsurance
                                                                 Value           Amount of      Reserve Credit
   Year     Benefit and Type of Risk                       S                   Reserve Held
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   2004     Minimum Guaranteed Death Benefit                   $12,598,001          $722,930        $423,779
   2003     Minimum Guaranteed Death Benefit                    12,640,762           542,965         298,247

For Variable Annuities with Minimum Guaranteed Death Benefits ("MGDB"), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $12,510 and separate account reserves to increase by $6,393. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $651,249 and $507,380 for these agreements as of December 31, 2004 and 2003, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $675,887 and $605,422 as of December 31, 2004 and 2003, respectively. These securities have maturity dates that range from 2010 to 2029 and have a weighted average interest rate of 5.63%.

8........Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair market value of the collateral compared to the fair market value of the loaned securities falls to 100 percent for domestic securities or at any time falls less than 105 percent for international securities. This additional collateral, along with the collateral already held in connection with the lending transaction must then be at least equal to 102/105 percent of the fair value of the loaned securities. Except for the notional amount of $57,724 the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and have minimum limitations related to credit worthiness, duration and borrower levels.

The Company participates in securities lending programs pursuant to which it has loaned securities with a value of $1,116,312 and $50,937 at December 31, 2004 and 2003, respectively. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $63,497 and $57,262 at December 31, 2004 and 2003, respectively.

                 Transamerica Occidental Life Insurance Company

                (Dollars in Thousands, Except Per Share Amounts)

9.   Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $497,607.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10.  Capital Structure

During 2003, the Company redeemed 1,103,466 shares of common stock. This stock had a par value of $12.50 per share and the redemption proceeds were $825,000. The Company also issued 1,103,466 shares of preferred stock with a par value of $12.50 per share to an affiliate in the United Kingdom in exchange for $825,000. The holder of the preferred shares shall be entitled to receive dividends equal to a fixed rate of 6.33 percent of the issue price, compounded annually. The preferred stock is mandatorily redeemable by the Company on February 3, 2033. The redemption price of the preferred stock is equal to $747.64 per share plus accrued and unpaid dividends. At December 31, 2004, there was $1,160 of undeclared and unpaid cumulative dividends relating to the preferred shares. The Company's total statutory capital was unchanged as a result of this recapitalization, and the Company continues to be 100 percent indirectly owned by AEGON N.V.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2004, 2003, and 2002, the Company sold $4,271, $4,104, and $3,721, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

12. Pension Plan and Other Postretirement Benefits

The Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,240, $2,800, and $3,322 for the years ended December 31, 2004, 2003 and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $375, $275, and $378 for the years ended December 31, 2004, 2003 and 2002, respectively.

13. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $70,932, $60,746, and $54,165, respectively, for these services, which approximates their costs to the affiliates.

The Company received capital contributions of $500,000, $-0-, $50,000 from its parent in 2004, 2003 and 2002, respectively, in the form of cash. During 2002, the Company received a capital contribution of $228,679, which reflected a contribution of the parent's membership interests in two limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. The assets underlying both of these companies primarily consisted of real estate properties, the value of which was based on recent appraisals.

The Company paid dividends of $250,000 to its stockholder during 2003. No dividends were paid in 2004 and 2002.

During 2004, the Company received a dividend of $400,000 from TALIAC.

During 2002, the Company received $200,000 from Transamerica in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 is as follows:

                                               Balance  Interest
                                   Original  Out-standinPaid      Total
                         Interest   Amount    at End of Current   Interest  Accrued
        Date Issued        Rate    of Notes     Year       Year      Paid    Interest
   ------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------
   September 30, 2002       6.0%  $200,000  $200,000  $12,000   $24,000  $3,000

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2004 and 2003, the Company has receivables from affiliates of $66,951 and $108,073, respectively. At December 31, 2004, the Company has short-term notes receivable from affiliates of $79,800. At December 31, 2003, the Company had short-term notes payable to affiliates of $141,300. During 2004, 2003, and 2002 the Company received (paid) net interest of $(1,355), $212, and $797, respectively, to affiliates.

14. Commitments and Contingencies

The Company has contingent commitments for $278,677 as of December 31, 2004 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $232,086.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,522,795 and $1,569,523, respectively, in conjunction with these transactions.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $13,870,248 as of December 31, 2004. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the Company believes the chance of having to make material payments under the guarantee is remote.

The Company has provided contingent deferred capital contribution guarantees to a tax credit syndication firm involving the guaranteed sale of low income housing tax credit partnerships. The guarantees are effective only if the third party investors default on its deferred capital contribution obligations. As of December 31, 2004, the Company's exposures under the guarantees were $34,125,000. Due to the financial strength and credit ratings of the third party investors, the Company believes the chance of having to make material payments under the guarantees is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2004, the notional amount of these guarantees is $61,423,519. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.

At December 31, 2004, the Company had entered into multiple agreements with notional amounts of $865,519 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,464 and $6,193 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $560, $201, and $(785) for the years ended December 31, 2004, 2003, and 2002, respectively.

In the normal course of business, the Company has obtained letters of credit of $488,180 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $13,870 as of December 31, 2004. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the

Company believes the chance of having to make material payments under the guarantee is remote.

The Company has provided contingent deferred capital contribution guarantees to a tax credit syndication firm involving the guaranteed sale of low income housing tax credit partnerships. The guarantees are effective only if the third party investors default on its deferred capital contribution obligations. As of December 31, 2004, the Company's exposure under the guarantees were $34,125,000. Due to the financial strength and credit ratings of the third party investors, the Company believes the chance of having to make material payments under the guarantees is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2004, the notional amount of these guarantees is $61,423,519. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries, and others, and a number of lawsuits were pending at December 31, 2004. In the opinion of the Company, the ultimate liability, if any, would not have a material adverse financial effect upon the Company.

15. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2004, the future minimum aggregate rental commitments are as follows:

 Year ending December 31:
   2005                                              $11,638
   2006                                               11,612
   2007                                               11,572
   2008                                                7,842
   2009                                                3,676
   Thereafter                                          5,574

                                 Statutory-Basis
                          Financial Statement Schedules


                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2004

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                    $  2,459,224        $ 2,473,075        $  2,459,224
   States, municipalities and political
     subdivisions                                        273,183            287,550             273,183
   Foreign governments                                   200,354            222,321             200,354
   Public utilities                                    1,211,210          1,325,386           1,211,210
   All other corporate bonds                          13,088,803         13,907,623          13,088,803
Preferred stock                                           80,978             92,062              80,978
                                               ------------------------------------------------------------
Total fixed maturities                                17,313,752         18,308,017          17,313,752

Equity securities
Common stocks:
   Banks, trust and insurance                             58,950             58,950              58,950
   Industrial, miscellaneous and all other               133,715            167,440             167,440
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  192,665            226,390             226,390

Mortgage loans on real estate                          3,138,238                              3,138,238
Real estate                                                  186                                    186
Policy loans                                             387,376                                387,376
Other long-term investments                            1,030,330                              1,030,330
Cash and short-term investments                          378,693                                378,693
                                               --------------------                   ---------------------
Total investments                                    $22,441,240                            $22,474,965
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.


                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2004

Schedule III


                               Future Policy                 Policy and                       Net
                               Benefits and     Unearned      Contract       Premium      Investment
                                 Expenses       Premiums    Liabilities      Revenue        Income*
                              ---------------------------------------------------------------------------
Year ended December 31, 2004
Individual life                  $6,690,478  $         -        $247,288    $   704,900   $   595,366
Individual health                    96,031       32,567           5,268         46,951         9,819
Group life and health                22,386          882          83,773         24,858         8,400
Annuity                           4,973,396            -          15,789        632,158       870,259
                              ---------------------------------------------------------------------------
                              ---------------------------------------------------------------------------
                                $11,782,291      $33,449        $352,118     $1,408,867    $1,483,844
                              ===========================================================================
                              ===========================================================================

Year ended December 31, 2003
Individual life                  $6,461,721  $         -        $191,245     $1,291,087   $   451,703
Individual health                    67,735       31,401           3,824         37,689         6,206
Group life and health                17,374          815          77,362         14,342         6,209
Annuity                           3,664,395            -          (8,694)       346,140       564,805
                              ---------------------------------------------------------------------------
                              ---------------------------------------------------------------------------
                                $10,211,225      $32,216        $263,737     $1,689,258    $1,028,923
                              ===========================================================================
                              ===========================================================================

Year ended December 31, 2002
Individual life                  $5,841,071  $         -        $187,080     $1,197,094   $   454,847
Individual health                    34,428       34,200          13,277         52,496         5,357
Group life and health                13,628          844          74,932         (4,307)        8,584
Annuity                           3,719,371            -         109,882        747,213       583,628
                              ---------------------------------------------------------------------------
                              ---------------------------------------------------------------------------
                                 $9,608,498      $35,044        $385,171     $1,992,496    $1,052,416
                              ===========================================================================






                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2004

Schedule III
                                 Benefits,
                                  Claims
                                 Losses and       Other
                                 Settlement     Operating      Premiums
                                  Expenses      Expenses*       Written
                              ----------------------------------------------
Year ended December 31, 2004
Individual life                    $1,082,995   $   640,074
Individual health                      41,156        32,043    $119,713
Group life and health                  22,637        19,832      37,847
Annuity                             1,416,355     1,239,561
                              -------------------------------
                              -------------------------------
                                   $2,563,143    $1,931,510
                              ===============================
                              ===============================

Year ended December 31, 2003
Individual life                    $1,378,627   $   645,293
Individual health                      34,608        34,240    $106,093
Group life and health                  22,552        11,377      36,685
Annuity                             1,060,245      (157,325)
                              -------------------------------
                              -------------------------------
                                   $2,496,032   $   533,585
                              ===============================
                              ===============================

Year ended December 31, 2002
Individual life                    $1,348,836   $   531,972
Individual health                      41,635        43,593     $99,824
Group life and health                  (5,592)       10,836       9,951
Annuity                             1,335,684       200,705
                              -------------------------------
                              -------------------------------
                                   $2,720,563   $   787,106
                              ===============================



*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2004

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2004
Life insurance in force                $363,948,930   $470,453,028    $292,666,513    $186,162,415        157%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    2,001,631 $    1,935,924 $       639,193 $       704,900         91%
   Individual health                        119,713         92,849          20,087          46,951         43%
   Group life and health                     37,847         26,445          13,456          24,858         54%
   Annuity                                  423,323        175,047         383,882         632,158         61%
                                    --------------------------------------------------------------------------------
                                     $    2,582,514 $    2,230,265  $    1,056,618  $    1,408,867         75%
                                    ================================================================================

Year ended December 31, 2003
Life insurance in force                $338,849,328   $388,033,195    $219,983,424    $170,799,557        129%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    1,832,689 $    1,087,042 $       545,440  $    1,291,087         42%
   Individual health                        106,093         77,611           9,207          37,689         24%
   Group life and health                     36,685         34,191          11,848          14,342         83%
   Annuity                                  204,983         33,133         174,290         346,140         50%
                                    --------------------------------------------------------------------------------
                                     $    2,180,450 $    1,231,977  $      740,785  $    1,689,258         44%
                                    ================================================================================

Year ended December 31, 2002
Life insurance in force                $311,519,775   $336,692,425    $184,020,122    $158,847,472        116%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    1,672,555 $      925,273 $       449,812  $    1,197,094         38%
   Individual health                         99,824        106,042          58,714          52,496        112%
   Group life and health                      9,951          6,362          (7,896)         (4,307)       183%
   Annuity                                  392,338        293,113         647,988         747,213         87%
                                    --------------------------------------------------------------------------------
                                     $    2,174,668 $    1,330,790  $    1,148,618  $    1,992,496         58%
                                    ================================================================================


PART C:  OTHER INFORMATION

     Item 27:  Exhibits

           (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-6. 1/

           (b)           Custodian Agreements: Not Applicable.

           (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

                  (ii) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

           (d) Forms of Policy and Policy riders. 1/

           (e) Form of Application. 1/

           (f) Organizational documents of the Company, as amended. 1/

           (g) Reinsurance Contracts: 4/

           (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                        (a) re The Alger American Fund 1/
                            (b) re Alliance Variable Products Series Fund, Inc. 1/ (c) re Dreyfus Variable Investment Fund 1/ (d) re Janus Aspen Series 1/ (e) re MFS Variable Insurance Trust 1/ (f) re Morgan Stanley Universal Funds, Inc. 1/ (g) re OCC Accumulation Trust 1/ (h) re Transamerica Variable Insurance Fund, Inc. 1/ (i) re PIMCO Variable Insurance Trust 1/ (j) re Franklin Templeton 1/ (k) re WRL Series 1/

           (i) Administrative Agreements.

           (j) Other Material Contracts: Not applicable.

           (k) Opinion of Counsel. 1/ 4/

           (l) Actuarial Opinion 1/ 4/

           (m) Calculation. 5/


         (n) Consent of Independent Registered Accounting Firm 2/ 3/ 4/ 6/ 7/


           (o) Omitted Financial Statements: Not applicable.

           (p) Initial Capital Agreements: Not applicable.

           (q) Redeemability Exemption 4/

           (r) Powers of Attorney 3/


1/ Incorporated herein by reference to the initial filing of this Registration Statement on Form S-6 File No. 333-71956 (Filed October 19, 2001).

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed January 7,
     2002).

3/ Incorporated herein by reference to the Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 25,
     2002).

4/ Incorporated herein by reference to the Post-Effective Amendment No. 4 of this Registration Statement on Form S-6 File No. 333-71956 (Filed April 29,
     2003).

5/   To be filed by subsequent.

6/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (Filed No. 333-71956) on April 30, 2004.


     7/       Filed herewith.


Item 28.  Directors and Officers of the Depositor.

                       DIRECTORS AND PRINCIPAL OFFICERS OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Brenda K. Clancy(1)                   Senior Vice President since 2000. Director of TOLIC since 1999.
                                      Senior Vice President, Corporate, of Transamerica Life Insurance
                                      Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company
                                      since 1996.

Christopher M. Garrett(1)             Director since 2002.

Diane Meiners(2)                      Director and Vice President. Director (2001-present); Vice President
                                      (1999-present) of Transamerica.

Craig                                 D. Vermie(1) Director of TOLIC since 1999.
                                      Director, Vice President and General
                                      Counsel, Corporate, of Transamerica Life
                                      Insurance Company, (formerly PFL Life
                                      Insurance Company) since 1990.

Ron F. Wagley, CLU(2)                 President and Director since 1999. Senior Vice President and Chief
                                      Agency Officer of TOLIC since 1993. Vice President of TOLIC from
                                      1989 to 1993.




Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

         (1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449. (2) 1150 South Olive Street, Los Angeles, California 90015.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.
AEGON U.S. Holding Corporation (DE) (100%)
             CORPA Reinsurance Company (NY) (100%)
             AEGON Management Company (IN) (100%)
             Short Hills Management Company (NJ) (100%)
             AEGON U.S. Corporation (IA) (100%)
               Commonwealth General Corporation and subsidiaries (DE) (100%)
               AEGON USA, Inc. (IA) (100%) RCC North America LLC (DE) (100%)
                  Transamerica Holding Company, L.L.C. (DE) (100%)
                      Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                      Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ) (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                                    AEGON Assignment Corporation of Kentucky (KY) (100%)
                                    AEGON Assignment Corporation (IL) (100%)
                                    Transamerica Financial Institutions, Inc. (MN) (100%)
                      AEGON Funding Corp. (DE) (100%)
                      AEGON USA Investment Management, LLC (IA) (100%)
                      First AUSA Life Insurance Company -- insurance holding co.
                           (MD) (100%) AUSA Life Insurance Company, Inc. --
                           insurance (NY) (100%) United Financial Services, Inc.
                           (MD) (100%) Monumental General Casualty Company (MD)
                           (100%) Bankers Financial Life Insurance Company (AZ)
                           (100%) The Whitestone Corporation (MD) (100%) Cadet
                           Holding Corp. (IA) (100%) Monumental General Life
                           Insurance Co. of Puerto Rico (PR) (51%) Iowa Fidelity
                           Life Insurance Company (AZ) (100%) Southwest Equity
                           Life Insurance Company (AZ) (100%) Life Investors
                           Insurance Company of America -- insurance (IA) (100%)
                             Apple Partners of Iowa, L.L.C.  (IA) (100%)
                             Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -- insurance (OH) (100%)
                             WRL Insurance Agency, Inc. (CA) (100%)
                                    WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                                    WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    WRL Insurance Agency of Nevada, Inc. (NV) (100%
                                    WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                             AEGON Equity Group, Inc. (FL) (100%)
                             AEGON/Transamerica Fund Services, Inc. -- transfer agent (FL) (100%)
                             AEGON/Transamerica Fund Advisers, Inc. -- investment adviser (FL) (100%)
                             World Financial Group Insurance Agency, Inc. (CA) (100%)
                                    World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                                    World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                                    World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    World Financial Group Insurance Agency of Nevada, Inc. (NV) (100%)
                                    World Financial Group Insurance Agency of New Mexico (NM) (100%)
                                    World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                                       WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                                       WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                                       WFG Property & Casualty Insurance Agency of of Mississippi, Inc. (MS) (100%)
                                       WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                                       WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                  AUSA Holding Company -- holding company (MD) (100%)
             AEGON USA Investment Management, Inc. -- investment adviser (IA) (100%)
             AEGON USA Securities, Inc. -- brokerdealer (IA) (100%)
                    Transamerica Capital, Inc. (CA) (100%)
                    Universal Benefits Corporation -- third party administrator (IA) (100%)
                    Investors Warranty of America, Inc. -- provider of automobile extended maintenance contracts (IA)
                  (100%)
                    Massachusetts Fidelity Trust Company -- trust company (IA) (100%)
                    Roundit, Inc. (MD) (50%)
                    Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
                    Diversified Investment Advisors, Inc. -- investment adviser (DE) (100%)
                        Diversified Investors Securities Corp. -- broker-dealer (DE) (100%)
                        George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. -- credit insurance  (MI) (100%)
                    Premier Solutions Group, Inc. (MD) (100%)
                        CRC Creditor Resources Canadian Dealer Network Inc. -- insurance agency (Canada) 100%)
                    Money Services, Inc. -- financial counseling for employees and agents of affiliated companies (DE)
                  (100%)
                        ORBA Insurance Services, Inc. (CA) (40.15%)
                        ADB Corporation, L.LC. (DE) (100%)
                        AEGON USA Travel and Conference Services, LLC (IA) (100%)
                        Great Companies, L.L.C. (IA) (30%)
                    Zahorik Company, Inc. -- broker-dealer  (CA) (100%)
                        ZCI, Inc. (AL) (100%)
                        Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. -- holding company  (MD) (100%)
                        Monumental General Mass Marketing, Inc. -- marketing (MD) (100%)
                        Trip Mate Insurance Agency, Inc. (KS) (100%)
                        Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                    World Group Securities, Inc. (DE) (100%)
                     World Financial Group, Inc. (DE) (100%)
               InterSecurities, Inc. -- broker-dealer (DE) (100%)
        Idex Investor Services, Inc. -- shareholder services (FL) (100%)
             Idex Management, Inc. -- investment adviser (DE) (100%)
                    AEGON USA Realty Advisors Inc. -- real estate investment services  (IA) (100%)
                        QSC Holding, Inc. (DE) (100%)
                        Realty Information Systems, Inc. -- information systems for real estate investment management  (IA) (100%)
                        AEGON USA Real Estate Services, Inc. (DE) (100%)

Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.

Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Occidental Life Insurance Company's Separate Accounts: VA-2L; VA-2NL; VUL-1; VUL-2; VUL-4;
VUL-5; VUL-6 and VL; and Transamerica Life Insurance and Annuity Company's Separate Account VA-8

The Underwriter is wholly-owned by Transamerica Insurance Corporation of California, a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V. The address of the Underwriter is 1150 South Olive Street, Los Angeles, California 90015.


The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:


Sandra C. Brown...      Director and President
Catherine Collinson.....Director
George Chuang...........Director, Vice President and Treasurer
Christopher Shaw..      Vice President, Secretary and Chief Compliance Officer


The following table lists the amounts of commission and other compensation received, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

------------------------ ----------------------------- ---------------------- ------------------ ---------------------
   Name of Principal      Net Underwriting Discounts      Compensation on         Brokerage
      Underwriter                & Commission               Redemption           Commissions         Compensation
------------------------ ----------------------------- ---------------------- ------------------ ---------------------
------------------------ ----------------------------- ---------------------- ------------------ ---------------------

TSSC                                  0                          0              $3,408,070.70             0

------------------------ ----------------------------- ---------------------- ------------------ ---------------------


Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.


Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 29th day ofApril, 2005.



             Transamerica Occidental Life Separate Account VUL-6 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.
Signatures                                  Titles                                      Date


Ron F. Wagley*                      ___________________________                 April 29, 2005
                                    President and Director
Brenda K. Clancy*                   ___________________________                 April 29, 2005
                                    Director and Senior Vice President
Christopher H. Garrett*             __________________________                  April 29, 2005
                                    Director
Diane Meiners*                      _________________________                   April 29, 2005
                                    Director
Craig D. Vermie*                    _________________________                   April 29, 2005
                                    Director, Vice President and Counsel
Bruce Clark*                        __________________________                  April 29, 2005
                                    Chief Financial Officer

By: /s/ David M. Goldstein   On April 29, 2005 as Attorney-in-Fact pursuant to
*By: David M. Goldstein      powers of attorney filed herewith.